UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No. 1)

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

ALSET INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ALSET INC. NOTICE OF ACTIONS BY WRITTEN CONSENT

TO THE STOCKHOLDERS OF ALSET INC.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of ALSET INC., a Texas corporation (the “Company,” “Alset,” “we,” or “us”), in connection with the actions taken by written consent of the holder of a majority of the issued and outstanding shares of common stock of the Company.

On May 23, 2025, Chan Heng Fai, the holder of a majority of the issued and outstanding shares of common stock of the Company, by written consent approved the acquisition of New Energy Asia Pacific Inc. (the “NEAPI Acquisition”) contemplated by that certain stock purchase agreement (the “Stock Purchase Agreement”) dated May 22, 2025, by and among Chan Heng Fai (the “Seller”), and Alset (or the “Purchaser”) and the issuance of up to 27,666,667 shares of the Company’s common stock upon conversion of the convertible promissory note issued to the Seller pursuant to the Stock Purchase Agreement.

As the matters set forth in this Information Statement have been duly authorized and approved by the written consent of the holder of more than a majority of our common stock (the “Majority Stockholder”) on May 23, 2025, your vote or consent is not requested or required to approve the NEAPI Acquisition. This Information Statement is being provided solely for your information, and also serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations prescribed thereunder. You do not need to do anything in response to this Notice and the Information Statement.

You are urged to read the Information Statement in its entirety.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT JUNE ___, 2025 TO STOCKHOLDERS OF RECORD AS OF MAY 23, 2025.

Sincerely,

ALSET INC.

By:	/s/ Rongguo Wei
Name:	Rongguo Wei
Title:	Co-Chief Financial Officer

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ALSET INC.

4800 Montgomery Lane, Suite 210

Bethesda, Maryland 20814

INFORMATION STATEMENT

GENERAL INFORMATION

ALSET INC., a Texas corporation (the “Company,” “Alset,” “we,” or “us”), is distributing this information statement solely for purposes of informing our stockholders of record as of May 23, 2025 (the “Record Date”), in the manner required by Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Texas Business Organizations Code (the “TBOC”), of the action taken by written consent by the holder of a majority of the issued and outstanding shares of common stock of the Company (the “Majority Stockholder”) to approve the acquisition of New Energy Asia Pacific Inc. (the “NEAPI Acquisition”) contemplated by that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) dated May 22, 2025, by and between Chan Heng Fai and Alset.

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of the corporate actions taken by the Majority Stockholder pursuant to the Written Consent.

Summary of the Corporation Actions

The NEAPI Acquisition

For the reasons discussed in this Information Statement, the Board has approved the NEAPI Acquisition under the Stock Purchase Agreement. The Stock Purchase Agreement and the issuance of shares of the Company’s common stock (the “NEAPI Acquisition Stock Issuance”) upon conversion of the convertible promissory note (the “Convertible Note”) pursuant to the Stock Purchase Agreement, which requires stockholder approval for such issuance, have been approved by written consent of the holder of a majority of our issued and outstanding common stock.

The Stock Purchase Agreement is attached as Annex A to this Information Statement and the Convertible Note is attached herein as Annex B.

NASDAQ Rules

NASDAQ Rule 5630(a) requires that a Company that is not a limited partnership shall conduct an appropriate review and oversight of all related party transactions for potential conflict of interest situations on an ongoing basis by the Company’s audit committee or another independent body of the board of directors. For purposes of this rule, the term “related party transaction” shall refer to transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K under the Act. The term related person means:

a. Any person who was in any of the following categories at any time during the specified period for which disclosure under paragraph (a) of this Item is required:

i. Any director or executive officer of the registrant;

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ii. Any nominee for director, when the information called for by paragraph (a) of this Item is being presented in a proxy or information statement relating to the election of that nominee for director; or

iii. Any immediate family member of a director or executive officer of the registrant, or of any nominee for director when the information called for by paragraph (a) of this Item is being presented in a proxy or information statement relating to the election of that nominee for director, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer or nominee for director, and any person (other than a tenant or employee) sharing the household of such director, executive officer or nominee for director; and

b. Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:

i. A security holder covered by Item 403(a) (§ 229.403(a)); or

ii. Any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such security holder, and any person (other than a tenant or employee) sharing the household of such security holder.

Chan Heng Fai is the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company and will sell to the Company all of the issued and outstanding shares of New Energy Asia Pacific Inc. resulting in a related party transaction.

NASDAQ Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of another company if (1) such securities are not issued in a public offering and (i) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such securities (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; or (2) any director, officer or Substantial Shareholder (as defined by Rule 5635(e)(3)) of the Company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the Company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more. An interest consisting of less than either 5% of the number of shares of common stock or 5% of the voting power outstanding of a Company or party shall not be considered a substantial interest or cause the holder of such an interest to be regarded as a “Substantial Shareholder.”

NASDAQ Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which, alone or together with sales by officers, directors or Substantial Shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price,” defined as the lower of the closing price immediately prior to the execution of the binding agreement or the average closing price of the common stock for the 5 trading days immediately preceding the execution of the binding agreement.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Under the TBOC, the Stock Purchase Agreement, and the NEAPI Acquisition Stock Issuance may be approved, without a meeting of stockholders, by a resolution of our Board of Directors, followed by the written consent of stockholders representing a majority of the voting power of our outstanding shares of common stock.

Dissenters’ Rights of Appraisal

Under the TBOC and the Company’s certificate of formation, Company stockholders are not entitled to dissenters’ rights with respect to the NEAPI Acquisition.

Notice Pursuant to Section 14(c)

This Information Statement serves the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Securities Exchange Act and the rules and regulations prescribed thereunder.

THE ACQUISITION OF NEW ENERGY ASIA PACIFIC INC.

Background

On December 13, 2023, the Company entered into a term sheet (the “Term Sheet”) with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. The original Term Sheet subsequently expired. The Seller and the Company later negotiated revised terms pursuant to which the Company will purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc. (“NEAPI”), a corporation incorporated in the State of Nevada. NEAPI owns 41.5% of the issued and outstanding shares of New Energy Asia Pacific Company Limited (“New Energy”), a Hong Kong corporation. New Energy focuses on distributing all-electric versions of special-purpose and transportation vehicles, charging stations and batteries.

As of the date of the Stock Purchase Agreement, Mr. Chan owned all of the issued and outstanding shares of NEAPI, which in turn owned 41.5% of the issued and outstanding shares of New Energy.

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This related party transaction was initially presented by our Chairman in late 2023 and negotiated by the parties in anticipation of entering into a definitive agreement. Certain officers on behalf of the Company and Mr. Chan on behalf of himself discussed the transaction. The transaction was presented to and approved by the Audit Committee and the Board of Directors during meetings of each. On December 13, 2023, the Company entered into a term sheet with Mr. Chan outlining the terms of the transaction.

In February of 2025, ValueScope, an independent valuation firm, delivered an opinion (the “Fairness Opinion”) to the Company’s Board and a revised term sheet (the “Revised Term Sheet”), the material terms of which are described below, was entered into by the parties on May 8, 2025, in light of the findings of the Fairness Opinion. On May 22, 2025, the Company entered into a Stock Purchase Agreement with Mr. Chan, the Company’s Chairman, Chief Executive Officer and largest stockholder, pursuant to which the Company agreed to purchase from Mr. Chan all of the outstanding shares of NEAPI for a purchase price of $83,000,000 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Stock Purchase Agreement,” and the “Convertible Note”). The Convertible Note bears a simple interest rate of 1% per annum. Under the terms of the Convertible Note, Mr. Chan may convert any outstanding principal and interest into shares of the Company’s common stock at $3.00 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Revised Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

The related party transaction was negotiated by certain officers on behalf of the Company and Mr. Chan on behalf of himself prior to the parties entering into the Stock Purchase Agreement. No outside financial advisors or investment bankers were engaged to evaluate the transaction. An independent valuation of the NEAPI Shares was conducted on behalf of the Company. The parties agreed to use the price of the NEAPI shares as determined by the valuation.

The Fairness Opinion was based on financial information available as of January 24, 2025 (the “Valuation Date”). ValueScope did not recommend or determine the consideration to be paid by the Company. ValueScope was instructed to determine the fair value of the equity of the Company and of New Energy and to deliver their opinion as to whether the consideration to be paid by the Company for the equity interest in NEAPI, as already negotiated, is fair to the Company from a financial point of view. The Fairness Opinion stated in part that subject to the information and the qualification set forth therein, they were of the view that as of the Valuation Date, the purchase price to be paid by Alset to acquire NEAPI is fair to Alset from a financial point of view. ValueScope’s analysis included a review of the Revised Term Sheet, financial statements and projections, presentations made by the Company’s and New Energy’s management, a review of information relating to New Energy’s business and a review of pricing and financial data of comparable companies, and market information regarding the Company’s common stock. The Company agreed to pay ValueScope a fee of $43,000 for its services in delivering the Fairness Opinion. During the initial phases of the negotiation of the transaction in late 2023, the Company paid a fee of $61,000 to ValueScope for a fairness opinion on the acquisition at that time.

ValueScope was selected to review the transaction first for the initially proposed acquisition in 2023 and again to deliver the Fairness Opinion because of its reputation, as known to the Company’s management. ValueScope is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures and for other purposes. ValueScope was selected from among other business valuation firms for these reasons and because the Company’s management believes the cost of their services to be competitive. The Company had previously contacted other potential valuation firms, and received quotes for the engagement. The Fairness Opinion will be made available for inspection and copying at the principal executive offices of Company during its regular business hours by any interested equity security holder of the Company or representative who has been so designated in writing. ValueScope utilized several valuation methodologies including the income approach, market approach, and cost approach, as well as several methods within each approach in order to determine the value New Energy. ValueScope used the market approach in order to determine the value of Alset.

Within the past two years the Company or certain of its majority-owned subsidiaries have engaged ValueScope to deliver two other fairness opinion regarding separate transactions not related to the NEAPI transaction. In one of these projects, a majority-owned subsidiary of the Company retained ValueScope to provide a valuation regarding another transaction; the Company’s subsidiary paid ValueScope $10,000 in August of 2024 and another $20,000 in September of 2024. In the second of these projects, another majority-owned subsidiary of the Company retained ValueScope in June of 2024, and paid an initial retainer of $35,000, a second payment of $30,000 in January of 2025, and will owe a third payment of $31,750 upon the completion of this project, which is anticipated in the near future.

The Audit Committee is comprised of independent directors, and accordingly excludes Mr. Chan, an interested party. The transaction, reflecting the Revised Term Sheet, was approved by the Audit Committee, and was approved by the Board of Directors of the Company, with Mr. Chan and his son, Chan Tung Moe, abstaining. The Stock Purchase Agreement and the Convertible Note were also approved by the Audit Committee, and were approved by the Board of Directors of the Company, with Mr. Chan and his son, Chan Tung Moe, abstaining. See the section of this Information Statement titled Other Financial Arrangements with our Chairman for more information regarding the Company’s financial relationship with Chan Heng Fai.

No government regulatory approval is required to complete the transaction. The rationale for the transaction is described below.

A subsidiary of Alset Inc. loaned a stockholder and director of New Energy approximately $1,141,743 in 2024.

Rationale

The Company intends for this to be a strategic move, in line with the Company’s commitment to advancing sustainable and eco-friendly solutions for the future. New Energy’s business focuses on promoting sustainability in the transportation sector by serving as a distributor of all-electric special-purpose and transportation vehicles, along with charging stations and batteries. The Company believes that lower carbon emissions, reduced noise pollution, and the elimination of fuel costs will continue to drive demand for electric vehicles. In addition to construction vehicles, which it expects will join the ranks of electric cars and public transportation as widespread eco-friendly alternatives to internal combustion vehicles, New Energy also distributes electric versions of special-purpose vehicles for municipal uses, adoption of which would offer similar benefits to customers. Currently, New Energy has a strong pipeline of demand, with signed collective sales secured via Memorandums of Understanding and continues to garner strong interest from local government departments and market demand. New Energy will seek to significantly increase revenues in the coming months relating to both electric chargers and electric vehicles. New Energy’s expertise extends across Asia, with established service and training centers in China and Hong Kong, and ongoing development planned in various parts of the world. The Seller is a member of the Board of Directors of New Energy. Mr. Lui Wai Leung Alan, the Company’s Co-Chief Financial Officer, is also a member of the Board of Directors of New Energy.

Other Financial Arrangements with our Chairman

On February 8, 2021, the Company and the Company’s subsidiary Alset Business Development Pte. Ltd. entered into an Executive Employment Agreement (the “Employment Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai. Pursuant to the Employment Agreement, Mr. Chan’s compensation will include a fixed salary of $1 per month and two bonus payments each year consisting of: (i) one payment equal to Five Percent (5%) of the growth in market capitalization the Company experiences in any year; and (ii) one payment equal to Five Percent (5%) of the growth in net asset value the Company experiences in any year. In each case, such payment is to be calculated within seven (7) days of December 31st of each year. Such bonus payments shall be paid in cash or the Company’s common stock, at the election of Mr. Chan.

The Company and Alset Business Development Pte. Ltd. entered into a Supplement to the Executive Employment Agreement (the “Supplement”) with Chan Heng Fai on December 13, 2021. This Supplement amended the Employment Agreement. Pursuant to the Employment Agreement, the term of the Employment Agreement was to end on December 31, 2025. The Supplement has amended the Employment Agreement to extend its expiration until December 31, 2030.

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This Supplement also provides that if there is a change of control at the Company, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement). Such payment shall be calculated based on the highest annual amount paid to Chan Heng Fai through the date of such change of control. In addition, if Chan Heng Fai is terminated, pursuant to the Supplement, Chan Heng Fai shall be entitled to cash payment equal to the amount he would have been owed through the term of the Employment Agreement (as extended by the Supplement). The Company paid Mr. Chan a total of $448,430 and $0 in the years ended December 31, 2024 and 2023, respectively.

On April 15, 2025, the Board awarded the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, 1,000,000 restricted shares of the Company’s common stock (the “Shares”). The Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the terms of the Company’s 2025 Incentive Compensation Plan, as adopted on March 17, 2025. Under the terms and conditions of the Award Agreement, the Shares may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of prior to April 15, 2026.

The Shares are not part of Mr. Chan’s regular annual compensation and will not be awarded on a regularly recurring basis.

Approval

On May 23, 2025, Chan Heng Fai approved the terms and conditions of the Stock Purchase Agreement and the NEAPI Acquisition Stock Issuance of the Company’s common stock upon conversion of the Convertible Note.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, has any interest in the actions approved by our stockholders and described in this Information Statement except in their capacity as holders of our Common Stock (which interest does not differ from that of the other holders of our Common Stock) and as disclosed below with respect to Chan Heng Fai and Lui Wai Leung Alan.

Chan Heng Fai, the Majority Stockholder, Chief Executive Officer and Chairman of the Board of Directors of the Company, is the seller under the Stock Purchase Agreement. He is also the Chairman and sole stockholder of NEAPI. In addition to the shares of New Energy owned by NEAPI, Chan Heng Fai indirectly owns indirectly owns 7.62% of the issued and outstanding share capital in of New Energy (5% of the issued and outstanding share capital in of New Energy is owned by a company Chan Heng Fai is the majority owner of, and 2.62% of the issued and outstanding share capital in of New Energy is owned by a company Chan Heng Fai is the sole owner of).

Chan Heng Fai is a member of the Board of Directors of New Energy. Lui Wai Leung Alan, the Company’s Co-Chief Financial Officer, is also a member of the Board of Directors of New Energy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of the Record Date for:

●	each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);

●	each of our “named executive officers” and directors; and

●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of the Record Date. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of the Record Date are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.

Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

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As of the Record Date, we had 11,735,119 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Chan Heng Fai (2)	7,718,742	65.8%
Lui Wai Leung Alan	-	-
Rongguo Wei	-	-
Chan Tung Moe	-	-
Wong Tat Keung	-	-
Wong Shui Yeung	-	-
Lim Sheng Hon Danny	-	-
Joanne Wong Hiu Pan	-	-
William Wu	-	-
Charles MacKenzie	-	-
All directors and executive officers, as a group (10 individuals)	7,718,742	65.8%
Five Percent Stockholders:
Chan Heng Fai (2)	7,718,742	65.8%

(1) Unless otherwise noted, the business address of each of the following entities or individuals is 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2) Includes 3,875,506 shares of common stock owned of record by HFE Holdings Limited, of which Chan Heng Fai has sole voting and investment power with respect to such shares.

OTHER INFORMATION

SEC Periodic Reports and Additional Information

The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, the Company files reports, documents and other information with the SEC. These reports and other information filed with the SEC by the Company may be inspected and are available for copying at the public reference facilities maintained by the SEC at 100 F Street, N.E. Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet website that contains periodic and other reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The address of the SEC’s website is http://www.sec.gov.

The Company’s Quarterly Reports on Form 10-Q can be accessed through the SEC’s website or are available from the Company, without charge, by first-class mail or other equally prompt means of delivery following receipt of a written or oral request directed to our Corporate Secretary, at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3940.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Information Statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the Information Statement to any Company stockholder upon written or oral request to our Corporate Secretary, at Alset Inc., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, telephone: (301) 971-3940. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

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Distribution of the Information Statement

We will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of our common stock for the forwarding of this Information Statement to the beneficial owners of our common stock. We will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

EXPERTS

The consolidated financial statements of the Company as of December 31, 2024 incorporated by reference in this information statement have been so included in reliance on the report of Grassi CPAs, P.C. an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The condensed consolidated financial statements of the Company as of March 31, 2025 incorporated by reference in this information statement have been so included in reliance on the report of Grassi CPAs, P.C. an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS

This Information Statement contains forward- looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: the possibility that we may fail to preserve our expertise in medical therapy and product research and development; that existing and potential partners may opt to work with, or favor the products of, competitors if our competitors offer more favorable products or pricing terms; that we may be unable to maintain or grow sources of revenue; that we may be unable to attain and maintain profitability; that we may be unable to attract and retain key personnel; that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses. There is no guarantee that the Company will consummate the Stock Purchase Agreement on the desired terms as set forth in the Proposal, in a timely manner or at all.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND OTHER RELEVANT BACKGROUND INFORMATION.

Sincerely,

ALSET INC.

Dated: June 25, 2025	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer

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ANNEX A

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of May 22, 2025, is entered into between Chan Heng Fai, an individual having his business address at 9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989 (“Seller”) and Alset Inc., a Texas corporation (NASDAQ: AEI) (“Buyer”).

RECITALS

WHEREAS, Seller owns all of the issued and outstanding shares of common stock, no par value (the “Shares”), of New Energy Asia Pacific Inc., a Nevada corporation (the “Company”), which owns 76,896 shares, representing approximately 41.5% of the issued and outstanding shares of New Energy Asia Pacific Company Limited, a Hong Kong private limited company by shares (“NEAP HK”);

WHEREAS, the Seller also indirectly owns 7.62% of the issued and outstanding share capital in NEAP HK, as set forth on Exhibit A hereto;

WHEREAS, the capitalization of NEAP HK is set forth on Exhibit A, and except as disclosed on Exhibit A, there are no outstanding warrants, rights, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, and there are no convertible notes or other convertible debt to acquire the shares of NEAP HK except as set forth on Exhibit A hereto;

WHEREAS, pursuant to agreements between the Company and the other stockholders of NEAP HK, the Company’s ownership interest in NEAP HK may not be diluted without the Company’s consent;

WHEREAS, Seller is one of the members of the board of directors of NEAP HK; Lui Wai Leung Alan, the Chief Financial Officer of the Buyer, is a member of the board of directors of the Company (the “Board”); and the Seller is the Chairman and Chief Executive Officer of the Buyer. As of the date of this Agreement, the current Board consists of Li Lai and another two (2) members affiliated with the Buyer;

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
Definitions

The following terms have the meanings specified or referred to in this ARTICLE I:

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

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“Agreement” has the meaning set forth in the preamble.

“Ancillary Documents” means the Convertible Note.

“Balance Sheet” has the meaning set forth in Section 3.10.

“Balance Sheet Date” has the meaning set forth in Section 3.10.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York are authorized or required by Law to be closed for business.

“Buyer” has the meaning set forth in the preamble.

“Buyer Indemnitees” has the meaning set forth in Section 8.02.

“Buyer SEC Documents” has the meaning set forth in Section 4.04.

“Closing” has the meaning set forth in Section 2.04.

“Closing Date” has the meaning set forth in Section 2.05.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” has the meaning set forth in Section 3.05.

“Company” has the meaning set forth in the recitals.

“Company Intellectual Property” means all Intellectual Property that is owned by the Company.

“Company IP Registrations” means all Company Intellectual Property that is subject to any issuance, registration or application by or with any Governmental Authority or authorized private registrar in any jurisdiction, including issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing.

“Contracts” means all contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Dollars” or “$” means the lawful currency of the United States.

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

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“Financial Statements” has the meaning set forth in Section 3.10.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Intellectual Property” has the meaning set forth in Section 3.13.

“Interim Balance Sheet” has the meaning set forth in Section 3.10.

“Interim Balance Sheet Date” has the meaning set forth in Section 3.10.

“Interim Financial Statements” has the meaning set forth in Section 3.10.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Liabilities” has the meaning set forth in Section 3.11.

“Losses” means losses, damages, Liabilities, deficiencies, Actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall not include punitive damages, except to the extent actually awarded to a Governmental Authority or other third party.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Pre-Closing Taxes” has the meaning set forth in Section 6.03.

“Purchase Price” has the meaning set forth in Section 2.02.

“Real Property” means the real property owned by, or leased or subleased to, the Company, together with all buildings, structures and facilities located thereon.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

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“Seller” has the meaning set forth in the preamble.

“Seller Indemnitees” has the meaning set forth in Section 8.03.

“Shares” has the meaning set forth in the recitals.

“Straddle Period” has the meaning set forth in Section 6.02.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Return” has the meaning set forth in Section 3.17.

“Unaudited Financial Statements” has the meaning set forth in Section 3.10.

ARTICLE II
Purchase and sale

Section 2.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares, free and clear of all Encumbrances (other than restrictions on transfer arising under applicable state or federal securities Laws), for the consideration specified in Section 2.02.

Section 2.02 Purchase Price. The aggregate purchase price for the Shares shall be US$83,000,000.00 (the “Purchase Price”), which shall be payable at the Closing by the execution and delivery by Buyer to Seller of the form of convertible promissory note attached hereto as Exhibit B (“Convertible Note”). The Convertible Note may be converted into shares of the common stock of the Buyer at the rate of $3.00 per share of the Buyer’s common stock, subject to adjustment for stock splits, if any. In the event that a Section 338(h)(10) election is made, the parties agree to allocate the Purchase Price for tax purposes as provided in Section 6.05(b).

Section 2.03 Transactions to be Effected at the Closing.

(a) At the Closing, Buyer shall deliver to Seller:

(i) the Convertible Note; and

(ii) all other agreements, documents, instruments or certificates required to be delivered by Buyer at or prior to the Closing pursuant to Section 7.03 of this Agreement.

(b) At the Closing, Seller shall deliver to Buyer:

(i) a stock certificate evidencing the Shares, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank, with all required stock transfer tax stamps affixed thereto; and

(ii) the Ancillary Documents and all other agreements, documents, instruments or certificates required to be delivered by Seller at or prior to the Closing pursuant to Section 7.02 of this Agreement.

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Section 2.04 Closing. Subject to the terms and conditions of this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at a closing (the “Closing”) to be held no later than three (3) Business Days after the last of the conditions to Closing set forth in ARTICLE VII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), remotely by electronic exchange of documents and signatures, or at such other time or on such other date or at such other place as Seller and Buyer may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

Section 2.05 Withholding Tax. Buyer and the Company shall be entitled to deduct and withhold from the Purchase Price all Taxes that Buyer and the Company may be required to deduct and withhold under any provision of Tax Law. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE III
Representations and warranties of seller

Seller represents and warrants to Buyer that the statements contained in this ARTICLE III are true and correct as of the date hereof.

Section 3.01 Good and Valid Title of Seller. Seller is the record owner of and has good and valid title to the Shares to be sold by such Seller hereunder, free and clear of all Encumbrances, and, upon consummation of the transfer of such Shares as contemplated hereby, Buyer shall have good and valid title to such Shares free and clear of any Encumbrances.

Section 3.02 Authority of Seller. Seller has the requisite legal capacity, power and authority to: (a) execute and deliver this Agreement and any Ancillary Document; (b) perform his obligations hereunder and thereunder; and (iii) consummate the transactions contemplated hereby and thereby. This Agreement (assuming due authorization, execution and delivery by each other party thereto) constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity). When each other Ancillary Document to which Seller is or will be a party has been duly executed and delivered by Seller (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Seller, enforceable against Seller in accordance with its terms (subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity).

Section 3.03 Seller Status; Own Account. Seller is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Seller represents that he has had the opportunity to receive all information he considers necessary or appropriate for deciding whether to receive Shares hereunder and further represents that he has had an opportunity to ask questions and receive answers from Buyer regarding the business, properties, prospects and financial condition of Buyer and to obtain additional information (to the extent Buyer possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Seller.

Section 3.04 Organization, Authority and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the state of Nevada and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. All corporate actions taken by the Company in connection with this Agreement and the Ancillary Documents will be duly authorized on or prior to the Closing.

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Section 3.05 Capitalization of the Company. The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value US$0.0001 (“Common Stock”), of which 1,000 shares are issued and outstanding and constitute the Shares. All of the Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all Encumbrances. Upon consummation of the transactions contemplated by this Agreement, Buyer shall own all of the Shares, free and clear of all Encumbrances. All of the Shares were issued in compliance with applicable Laws. None of the Shares were issued in violation of any agreement, arrangement or commitment to which Seller or the Company is a party or is subject to or in violation of any preemptive or similar rights of any Person. There are no outstanding or authorized options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating Seller or the Company to issue or sell any shares of capital stock of, or any other interest in, the Company. The Company does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares.

Section 3.06 Capitalization of NEAP HK. The capitalization of NEAP HK is set forth on Exhibit A, and except as disclosed on Exhibit A, there are no outstanding warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, and there are no convertible notes or other convertible debt to acquire the shares of NEAP HK except as set forth on Exhibit A hereto. Pursuant to agreements between the Company and the other stockholders of NEAP HK, the Company’s ownership interest in NEAP HK may not be diluted without the Company’s consent.

Section 3.07 Management of NEAP HK. Seller is one of the members of the board of directors of NEAP HK; Lui Wai Leung Alan, the Chief Financial Officer of the Buyer, is a member of the board of directors of NEAP HK (the “Board”); and the Seller is the Chairman and Chief Executive Officer of the Buyer. As of the date of this Agreement, the current Board consists of Li Lai, the Seller, and another two (2) members affiliated with the Buyer.

Section 3.08 No Subsidiaries. The Company does not have, or have the right to acquire, an ownership interest in any other Person.

Section 3.09 No Conflicts; Consents. The execution, delivery and performance by Seller of this Agreement and the Ancillary Documents to which it is or will be a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of the Company; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Seller or the Company; (c) require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Seller or the Company is a party or by which Seller or the Company is bound or to which any of their respective properties and assets are subject (including any Material Contract) or any Permit affecting the properties, assets or business of the Company; or (d) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of the Company. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Seller or the Company in connection with the execution and delivery of this Agreement and the Ancillary Documents to which Seller is or will be a party and the consummation of the transactions contemplated hereby and thereby.

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Section 3.10 Financial Statements. Complete copies of the Company’s unaudited financial statements consisting of the balance sheet of the Company as at December 31 for the fiscal years ended 2024 and 2023 and the related statements of income and retained earnings, stockholders’ equity and cash flow for the years then ended (the “Unaudited Financial Statements”), and unaudited financial statements consisting of the balance sheet of the Company as at March 31 and the related statements of income and retained earnings, stockholders’ equity and cash flow for the three month period then ended (the “Interim Financial Statements” and together with the Unaudited Financial Statements, the “Financial Statements”) have been delivered to Buyer. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (the effect of which will not be materially adverse) and the absence of notes (that, if presented, would not differ materially from those presented in the Unaudited Financial Statements). The Financial Statements are based on the books and records of the Company, and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of December 31, 2024 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date” and the balance sheet of the Company as of the quarter ended March 31, 2025 is referred to herein as the “Interim Balance Sheet” and the date thereof as the “Interim Balance Sheet Date”. The Company maintains a standard system of accounting established and administered in accordance with GAAP.

Section 3.11 Undisclosed Liabilities. The Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which are not, individually or in the aggregate, material in amount.

Section 3.12 Absence of Certain Changes, Events and Conditions. Since the Balance Sheet Date, the Company has been operating in the ordinary course of business consistent with past practice and there has not been, with respect to the Company, any change, event, condition, or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of the Company.

Section 3.13 Material Contracts. All agreements, licenses, notes, bonds, mortgages, indentures, leases, or other binding instruments or binding commitments, whether written or oral, to which Company is a party of at least $100,000 (“Material Contract”) have been disclosed to Buyer.

Section 3.14 Title to Assets; Real Property. (a) The Company has good and valid (and, in the case of owned Real Property, good and indefeasible fee simple) title to, or a valid leasehold interest in, all Real Property and personal property and other assets reflected in the Financial Statements or acquired after the Balance Sheet Date (other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date). All Real Property and such personal property and other assets (including leasehold interests) are free and clear of Encumbrances.

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(b) The Company is not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to possess, lease, occupy, or use any leased Real Property. The use of the Real Property in the conduct of the Company’s business does not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit, or Contract and no material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company.

Section 3.15 Legal Proceedings; Governmental Orders. There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to Seller’s knowledge, threatened against or by the Company, Seller, or any Affiliate of Seller: (i) relating to or affecting the Company or any of the Company’s properties or assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. There are no outstanding, and the Company is in compliance with all, Governmental Orders against, relating to, or affecting the Company or any of its properties or assets.

Section 3.16 Compliance With Laws; Permits. The Company has complied, and is now complying, with all Laws applicable to it or its business, properties or assets. All permits, licenses, franchises, approvals, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities (collectively, “Permits”) in order for the Company to conduct its business, including, without limitation, owning or operating any of the Real Property, have been obtained and are valid and in full force and effect. No event has occurred that would reasonably be expected to result in the revocation or lapse of any such Permit.

Section 3.17 Taxes. (a) All returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (collectively, “Tax Returns”) required to be filed by the Company on or before the Closing Date have been timely filed. Such Tax Returns are true, correct, and complete in all respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid. No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company. Seller has delivered to Buyer copies of all Tax Returns and examination reports of the Company and statements of deficiencies assessed against, or agreed to by, the Company, for all Tax periods since formation. The term “Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

(b) The Company has not been a member of an affiliated, combined, consolidated, or unitary Tax group for Tax purposes. The Company has no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or foreign Law), as transferee or successor, by contract, or otherwise.

(c) There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company.

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(d) Seller is a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period in Section 897(c)(1)(a) of the Code.

Section 3.18 Books and Records. The minute books and share record and transfer books of the Company, all of which are in the possession of the Company and have been made available to Buyer, are complete and correct.

Section 3.19 Brokers. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Seller.

Section 3.20 Full Disclosure. No representation or warranty by Seller in this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

Section 3.21 Fairness Opinion. All information provided by or on behalf of the Seller to ValueScope Inc. in connection with the fairness opinion rendered by Valuescope Inc. attached hereto as Exhibit C is to the knowledge of the Seller accurate, true, and complete.

ARTICLE IV
Representations and warranties of buyer

Except as disclosed in the Buyer SEC Documents at least five Business Days prior to the date hereof and that is reasonably apparent on the face of such disclosure to be applicable to the representation and warranty set forth herein (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature), Buyer represents and warrants to Seller that the statements contained in this ARTICLE IV are true and correct as of the date hereof.

Section 4.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the state of Texas. Buyer has full corporate power and authority to enter into this Agreement and the Ancillary Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Buyer of this Agreement and any Ancillary Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement and each Ancillary Document constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by Buyer of this Agreement and the Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any Permit, license, or Governmental Order.

Section 4.03 Brokers. No broker, finder or investment banker is entitled to any brokerage, finders or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Buyer.

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Section 4.04 SEC Documents. Buyer has filed with the SEC all reports, schedules, forms, statements and other documents as required under the Exchange Act and Buyer has made available to Seller all reports, schedules, forms, statements and other documents filed with the SEC (“Buyer SEC Documents”). As of their respective dates, the Buyer SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Buyer SEC Documents. The financial statements included in such Buyer SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Buyer as of the dates thereof and the results of operations and changes in cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments as determined by Buyer’s independent accountants).

Section 4.05 Nasdaq Compliance. Buyer is in compliance in all material respects with all of the applicable listing and corporate governance rules of Nasdaq.

Section 4.06 Fairness Opinion. Valuescope Inc. has delivered its fairness opinion attached hereto as Exhibit C on the transactions underlying this Agreement and the Ancillary Documents to the Buyer.

ARTICLE V
Covenants

Section 5.01 Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Seller shall, and shall cause the Company to, (x) conduct the business of the Company in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact the current organization, business and franchise of the Company and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with the Company.

Section 5.02 Access to Information. From the date hereof until the Closing, Seller shall, and shall cause the Company to, (a) afford Buyer and its Representatives full and free access to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data related to the Company; (b) furnish Buyer and its Representatives with such financial, operating and other data and information related to the Company as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of Seller and the Company to cooperate with Buyer in its investigation of the Company. Any investigation pursuant to this Section 5.02 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Seller or the Company. No investigation by Buyer or other information received by Buyer shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Seller in this Agreement.

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Section 5.03 Confidentiality. From and after the Closing, Seller shall, and shall cause its Affiliates to, hold, and shall use its reasonable best efforts to cause its or their respective Representatives to hold, in confidence any and all information, whether written or oral, concerning the Company, except to the extent that Seller can show that such information (a) is generally available to and known by the public through no fault of Seller, any of its Affiliates or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which Seller is advised by its counsel in writing is legally required to be disclosed, provided that Seller shall use reasonable best efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.04 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

ARTICLE VI
Tax matters

Section 6.01 Tax Covenants.

(a) Without the prior written consent of Buyer, Seller shall not, to the extent it may affect or relate to the Company: (i) make, change, or rescind any Tax election; (ii) amend any Tax Return; (iii) take any position on any Tax Return; or (iv) take any action, omit to take any action, or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer or the Company, in respect of any taxable period that begins after the Closing Date or, in respect of any taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any Straddle Period beginning after the Closing Date.

(b) All transfer, documentary, sales, use, stamp, registration, value added, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Ancillary Documents shall be borne and paid by Seller when due. Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

(c) Buyer shall prepare, or cause to be prepared, all Tax Returns required to be filed by the Company after the Closing Date with respect to any taxable period or portion thereof ending on or before the Closing Date and all Straddle Period Tax Returns. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method.

Section 6.02 Straddle Period. In the case of Taxes that are payable with respect to a Straddle Period, the portion of any such Taxes that are allocated to Pre-Closing Tax Periods (as defined in Section 6.04) for purposes of this Agreement shall be: (a) in the case of Taxes: (i) based upon, or related to, income, receipts, profits, wages, capital, or net worth; (ii) imposed in connection with the sale, transfer, or assignment of property; or (iii) required to be withheld, the amount of Taxes which would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, the amount of such Taxes for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

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Section 6.03 Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements (whether written or not) binding upon the Company shall be terminated as of the Closing Date. After such date neither the Company, Seller, nor any of Seller’s Affiliates and their respective Representatives shall have any further rights or liabilities thereunder.

Section 6.04 Tax Indemnification. Seller shall indemnify the Company, Buyer, and each Buyer Indemnitee (as defined in Section 8.02) and hold them harmless from and against (a) any loss, damage, liability, deficiency, Action, judgment, interest, award, penalty, fine, cost or expense of whatever kind (collectively, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification under this Agreement, “Losses”) attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.17; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking, or obligation in ARTICLE VI; (c) all Taxes of the Company or relating to the business of the Company for all Pre-Closing Tax Periods (as defined below); (d) all Taxes of any member of an affiliated, consolidated, combined, or unitary group of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state, or local Law; and (e) any and all Taxes of any Person imposed on the Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys’ and accountants’ fees) incurred in connection therewith, Seller shall reimburse Buyer for any Taxes of the Company that are the responsibility of Seller pursuant to this Section 6.04 within ten business days after payment of such Taxes by Buyer or the Company. The term “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

Section 6.05 Cooperation and Exchange of Information. Seller and Buyer shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE VI or in connection with any proceeding in respect of Taxes of the Company, including providing copies of relevant Tax Returns and accompanying documents. Each of Seller and Buyer shall retain all Tax Returns and other documents in its possession relating to Tax matters of the Company for any Pre-Closing Tax Period (collectively, “Tax Records”) until the expiration of the statute of limitations of the taxable periods to which such Tax Records relate.

Section 6.06 Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.17 and this ARTICLE VI shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof) 90 days.

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ARTICLE VII
CLOSING Conditions

Section 7.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) Nasdaq shall not have objected to this Agreement and the transactions hereby.

(b) This Agreement and the transactions hereby will have been duly approved by the stockholders holding a majority of the issued and outstanding shares of the common stock of the Buyer.

(c) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

Section 7.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Seller contained in ARTICLE III shall be true and correct in all respects (except for de minimis inaccuracies) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Seller shall have duly performed and complied in all material respects with all agreements, covenants, terms and conditions required by this Agreement and the Ancillary Documents, as applicable, to be performed or complied with by it prior to or on the Closing Date.

(c) No Action shall have been commenced against Buyer, Seller or the Company, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any transaction contemplated hereby.

(d) Seller shall have delivered to Buyer a good standing certificate (or its equivalent) for the Company from the secretary of state or similar Governmental Authority of the jurisdiction under the Laws in which the Company is organized.

(e) Seller shall have delivered, or caused to be delivered, to Buyer stock certificates evidencing the Shares, free and clear of Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank and with all required stock transfer tax stamps affixed.

(f) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 7.02(a) and Section 7.02(b) have been satisfied.

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(g) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(h) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

(i) Seller shall have delivered to Buyer such other documents or instruments as Buyer reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

Section 7.03 Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Seller contained in ARTICLE IV shall be true and correct in all respects (except for de minimis inaccuracies) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants, terms and conditions required by this Agreement and the Ancillary Documents to be performed or complied with by it prior to or on the Closing Date.

(c) No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any material transaction contemplated hereby.

(d) The Convertible Note, and other Ancillary Documents, shall have been executed and delivered by the parties thereto and complete copies thereof shall have been delivered to Seller.

(e) Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied.

(f) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

(g) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the Ancillary Documents and the other documents to be delivered hereunder and thereunder.

(h) Buyer shall have delivered to Seller such other documents or instruments as Seller reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

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ARTICLE VIII
Indemnification

Section 8.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein (other than any representations or warranties contained in Section 3.17 which are subject to ARTICLE VI) shall survive the Closing and shall remain in full force and effect until the date that is two (2) years from the Closing Date; provided, that the representations and warranties in Section 3.01, Section 3.02, Section 3.05, Section 3.06, Section 3.07, Section 3.16, Section 4.01, Section 4.02 and Section 4.03 shall survive indefinitely. All covenants and agreements of the parties contained herein (other than any covenants or agreements contained in ARTICLE VI which are subject to ARTICLE VI) shall survive the Closing indefinitely or for the period explicitly specified therein. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 8.02 Indemnification By Seller. Subject to the other terms and conditions of this ARTICLE VIII, Seller shall indemnify and defend each of Buyer and its Affiliates (including the Company) and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to, or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or the other Transaction Documents; or (b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement or the other Transaction Documents.

Section 8.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE VIII, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to, or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or the other Transaction Documents; or (b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement.

Section 8.04 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

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Section 8.05 Tax Claims. Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event, or proceeding in respect of Taxes of the Company (including, but not limited to, any such claim in respect of a breach of the representations and warranties in Section 3.16 hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking, or obligation in ARTICLE VI) shall be governed exclusively by ARTICLE VI hereof.

Section 8.06 Cumulative Remedies. The rights and remedies provided for in this ARTICLE VIII (and in ARTICLE VI) are cumulative and are in addition to and not in substitution for any other rights and remedies available at Law or in equity or otherwise.

ARTICLE IX
Termination

Section 9.01 Termination. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of Seller and Buyer.

Section 9.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except: (a) that the obligations set forth in this ARTICLE IX and ARTICLE X hereof shall survive termination; and (b) that nothing herein shall relieve any party hereto from liability for any willful breach of any provision hereof.

ARTICLE X
Miscellaneous

Section 10.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 10.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally or internationally recognized courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

If to Seller:	c/o Alset International Limited 9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989 E-mail: fai@alsetinternational.com

If to Buyer:	Alset Inc. 4800 Montgomery Lane, Suite 210 Bethesda, MD 20814 E-mail: ronald@alsetinternational.com Attention: Rongguo Wei

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Section 10.03 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 10.04 Entire Agreement. This Agreement and the Ancillary Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Ancillary Documents, and the Exhibits, the statements in the body of this Agreement will control.

Section 10.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 10.06 No Third-Party Beneficiaries. Except as provided in Section 6.04 and ARTICLE VIII, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 10.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 10.08 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction).

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF TEXAS, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10(C).

Section 10.09 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

SELLER

CHAN HENG FAI, an individual

/s/ Chan Heng Fai
Chan Heng Fai

BUYER

ALSET INC., a Texas corporation

/s/ Lim Sheng Hon Danny
Name:	Lim Sheng Hon Danny
Title:	Director

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EXHIBIT A

CAPITALIZATION TABLE

Ownership Interests in New Energy Asia Pacific Company Limited

	Number of Shares	Ownership Interest
Lik Fong HK Limited	85,000	45.88%
American Premium Water Corporation*	9,264	5.00%
Alset Construction EV Pte. Ltd.**	4,850	2.62%
Wong Hei	9,264	5.00%
New Energy Asia Pacific Inc.**	76,896	41.50%
	185,274	100.00%

* American Premium Water Corporation is majority owned by Chan Heng Fai

**Alset Construction EV Pte. Ltd. and New Energy Asia Pacific Inc. are each wholly owned by Chan Heng Fai.

Shares of New Energy Asia Pacific Company Limited owned by New Energy Asia Pacific Inc., American Premium Water Corporation and Alset Construction EV Pte. Ltd have non-dilutive rights regarding their ownership interests in New Energy Asia Pacific Company Limited.

Certain debt of New Energy Asia Pacific Company Limited held by Wong Hei may be converted into up to 5% of New Energy Asia Pacific Company Limited.

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EXHIBIT B

CONVERTIBLE NOTE

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EXHIBIT C

FAIRNESS OPINION

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ANNEX B

THIS CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), APPLICABLE STATE LAW, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, AND MAY NOT BE SOLD, OFFERED FOR SALE, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR (B) SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE OR FOREIGN SECURITIES LAWS COVERING SUCH TRANSACTION.

CONVERTIBLE PROMISSORY NOTE

Principal Amount: US$83,000,000.00	May __, 2025 (“Effective Date”)

FOR VALUE RECEIVED, Alset Inc., a Texas corporation, having its principal office at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 (the “Company”) promises to pay to Chan Heng Fai, an individual having his business address at 9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989 (together with his permitted successors and assigns, the “Holder”), the principal sum of Eighty Three Million US Dollars (US$83,000,000.00) (“Principal Amount”) and all accrued interest may be paid by the “Optional Conversion” (as hereinafter defined) of such amount into shares of the Company’s common stock (“Common Stock”) at the Conversion Rate, provided all of the conditions precedent contained in Section 3 of this Note have been satisfied, together with interest in arrears, if any, on the unpaid principal balance from time to time outstanding from the date hereof until the entire Principal Amount due hereunder is paid in full at the rate(s) provided below. “US$” mean the lawful currency of the United States of America (U.S.).

1. Maturity.

1.1 Maturity Date. The aggregate outstanding Principal Amount, together with all accrued interest, if any, thereon, reduced by unamortized prepaid interest, if any, (cumulatively, “Outstanding Amount”), shall, at the discretion of the Holder, either be repaid in cash and/or convert into shares of Common Stock of the Company as provided in Section 3 below and shall be due and payable in full on the earliest to occur of (the earliest of such events being the “Maturity Date”): (i) on or by the fifth (5th) anniversary of the Effective Date (“Term”); or (ii) the acceleration of this Note upon the occurrence of an Event of Default.

1.2 Redemption. The Company may, at its option, at any time during the Term, redeem a portion or all amounts of outstanding Principal Amount, without incurring penalties, additional interest, or other fees or charges; provided that the Company shall send the Holder written notice (“Redemption Notice”) of such redemption stating the amount of the Principal Amount being redeemed (“Redemption Amount”) and, if such redemption of the Note is in full, the place or places whether the Note is to be surrendered for payment. After a Redemption Notice is given, the Company shall deliver to the Holder the Redemption Amount within ten (10) business days of such Redemption Notice, during which period of time the Holder shall not have the right to convert any portion of this Note. If the Company fails to deliver the Redemption Amount to the Holder within ten (10) business days, then (i) all rights and remedies of the Holder under this Note, including conversion rights in accordance with Section 3 of this Note, shall continue as though no such Redemption Notice had been given, and (ii) the Company shall not have the right to redeem any portion of the Principal Amount for a period of thirty (30) calendar days following such failure to deliver the Redemption Amount.

2. Interest.

2.1 Interest Rate. This Note shall bear one percent (1%) interest per annum. Interest shall be paid quarterly, in cash or in Common Stock, at the Holder’s election, subject to Sections 3 of this Note, on or before the thirtieth (30th) day after the end of each quarter during the Term. Interest shall be computed on the basis of a year (365 or 366 days, as the case may be) and the actual number of days elapsed.

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3. Conversion.

3.1. Optional Conversion. At any time during the Term, except as otherwise provided herein, the Principal Amount less any unamortized prepaid interest, if any, and all accrued interest, if any, thereon (“Maximum Conversion Amount”) may, at the sole option of the Holder, be converted, in whole or in part, into fully paid and non-assessable whole shares of Common Stock (“Optional Conversion”) in accordance with Section 3.4 below.

3.2. Mechanics of Conversion. The Holder shall notify the Company in writing of its election to convert all or part of the Maximum Conversion Amount (“Conversion Amount”) in accordance with Section 3.1 (“Conversion Notice”). Such conversion shall only become effective after all of the following conditions have been satisfied:

a. The Company receives the Conversion Notice;

b. The Holder executes any and all documents required in connection with becoming a holder of Common Stock;

c. The Company issues and delivers to the Holder a certificate or certificates for the number of Common Stock, if any, to which the Holder shall be entitled as provided herein, within ten (10) calendar days of receipt of the Conversion Notice (“Certificates”); and

d. The Holder provides the Company with written confirmation that the outstanding balance of the Principal Amount and accrued interest, if any, has been reduced by the Conversion Amount (“Reduction Certificate”). Upon the occurrence of the events set forth in Sections 3.2 (a), (b) and (c) above, and this Section 3.2(d), the Company shall deliver to the Holder a restated note (“Restated Note”) evidencing the remaining outstanding balance of the Principal Amount, if any, which the Restated Note shall in all other respects be identical with this Note, except that the Maximum Conversion Amount shall be reduced by the Conversion Amount.

3.3 Conversion Rate. The price for conversion of Principal Amount into shares of Common Stock shall be US$3.00, subject to adjustment of stock split, if any (“Conversion Rate”).

3.4 Adjustment of Note Conversion Rate. In the event the Company shall in any manner, subsequent to the issuance of this Note, approve a reclassification involving a reverse stock split and subdivision of the Company’s issued and outstanding Common Stock, the Conversion Rate shall forthwith be adjusted by proportionally increasing the Note conversion price on the date such subdivision shall become effective. In the event the Company shall in any manner, subsequent to the issuance of this Note, approve a reclassification involving a forward stock split and subdivision of the Company’s issued and outstanding Common Stock, the Conversion Rate shall forthwith be adjusted by proportionally decreasing the Note conversion price on the date such subdivision shall become effective.

3.5 No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon conversion of the Note, the Company shall pay to the Holder the amount of the fractional shares valued at the Conversion Rate.

3.6 Automatic Conversion. The outstanding principal and accrued interest payable at the Maturity Date shall automatically be converted into the Buyer’s common stock, at the Conversion Rate. Upon conversion, the Buyer shall issue and deliver to the Seller the number of common stock equal to the outstanding principal and accrued interest divided by the Conversion Rate.

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4. Reservation of Authorized Shares.

4.1 Reservation. On the date of this Note, the Company shall have reserved all of its authorized unissued shares of Common Stock, including treasury shares of Common Stock (“Initial Reserve Amount”), solely for the purpose of effecting the conversion of this Note or other convertible securities issued to the Holder, if any. After the increase in the Company’s authorized but unissued shares of Common Stock (“Authorized Share Increase”), the Company shall at all times thereafter reserve out of its authorized but unissued shares of Common Stock, a number of shares of Common Stock equal to the Conversion Rate with respect to Maximum Conversion Amount of this Note, solely for the purpose of effecting the conversion of this Note (“Subsequent Reserve Amount”).

4.2 Insufficient Authorized Shares. If at any time after the Authorized Share Increase and while this Note remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Subsequent Reserve Amount (an “Authorized Share Failure”), then the Company shall take all action necessary to effect an Authorized Share Increase.

5. Warranties and Representations by the Company. The Company represents to the Holder as follows:

5.1 Existence, Qualification and Power. The Company (i) is duly organized or formed, validly existing and, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization; and (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Note.

5.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Note have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Organization Documents of the Company; (ii) conflict with or result in any breach or contravention of any material contractual obligation to which the Company is a party or that is affecting the Company or the properties of the Company; or (iii) violate any Laws, where such violations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

5.3 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Note other than (i) those that have already been obtained and are in full force and effect; and (ii) approvals, consents, exemptions, authorizations, actions and notices the absence of which would not reasonably be expected to result in a “Material Adverse Effect” (as defined below).

5.4 Binding Effect. This Note will have been duly executed and delivered by the Company. This Note shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The Principal Amount and interest accrued thereon are valid corporate debts of the Company.

5.5 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its subsidiaries that (i) either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and that has not been publicly disclosed prior to the date of this Note; or (ii) purport to enjoin or restrain the execution or delivery of this Note, or any of the transactions contemplated hereby.

5.6 Investment Company Act. The Company is not and is not required to be registered as an “investment company” under the Investment Company Act of 1940.

5.7 Compliance with Laws. Each of the Company and its operating subsidiaries is in compliance in all material respects with the requirements of all Laws, except in such instances in which (i) such requirement of Laws is being contested in good faith by appropriate proceedings diligently conducted; or (ii) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

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5.8 Anti-Corruption. (i) Neither the Company nor any of its operating subsidiaries is in violation of the U.S. Foreign Corrupt Practices Act of 1977, or other similar anti-corruption legislation in other jurisdictions applicable to the Company or any operating subsidiary from time to time, the effect of which is or would reasonably be expected to be material to the Company and its operating subsidiaries taken as a whole; and (ii) the Company has instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws.

5.9 Sanctions. Neither the Company nor any of its operating subsidiaries, nor, to the knowledge of the Company, any director, officer or (other than with respect to this Clause 5.9(iii) below) employee thereof, is an individual or entity that is (i) currently the subject or target of any sanctions; (ii) included on the Office of Foreign Assets Control (OFAC)’s List of Specially Designated Nationals, or any similar list enforced by the U.S. federal government (including OFAC); or (iii) located, organized or resident in a Designated Jurisdiction.

5.10 Financial Statements. The Company’s financial statements, as set forth in its filings with the U.S. Securities and Exchange Commission (SEC), are complete and accurate as of the dates stated and as required and to the extent required by applicable U.S. accounting standards.

6. Warranties and Representations by the Holder. The Holder represents to the Company as follows:

6.1 Requisite Power and Authority. The Holder has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under Note.

7. Usury. All agreements between the Company and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, or detention of the indebtedness evidenced hereby exceed the maximum permissible amount under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest, and, if the Principal Amount of this Note has been paid in full, shall be refunded to the Company.

8. Negative Covenants. So long as this Note shall remain in effect and until any Outstanding Amount (and liquidated damages, if any) and all fees and all other expenses or amounts payable under this Note have been paid in full, unless the Holders shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed, the Company shall not amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder.

9. Replacement of Note. If this Note is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Note, a new Note, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.

10. Events of Default. The following constitute an event of default (“Event of Default”):

10.1. The Company fails to pay any amount of principal or interest under this Note when due and said failure continues for a period of thirty (30) days after the Company’s receipt of written notice from the Holder;

10.2 The Company fails or neglects to perform, keep or observe any of the covenants, conditions or agreements contained in this Note and such failure or neglect continues after Holder provided the Company with thirty (30) days written notice thereof;

10.3 Any warranty or representation now or hereafter made by the Company in connection with this Note is untrue or incorrect in any material respect, or any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time pursuant to this Note by the Company to the Holder is untrue or incorrect in any material respect, on the date as of which the facts set forth therein are stated or certified and such failure or neglect continues after Holder provided the Company with thirty (30) days written notice thereof;

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10.4 A proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed against the Company which is not dismissed within sixty (60) days of its filing, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by the Company or the Company makes an assignment for the benefit of creditors or the Company takes any corporate action to authorize any of the foregoing;

10.5 The Company voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated; or

10.6 The Company becomes insolvent or fails generally to pay its debts as they become due, and said failure continues for a period of thirty (30) days after written notice of same from the Holder to the Company.

11. Remedies. Upon the occurrence of an Event of Default, or Change of Control (as defined below), at the option and upon the written declaration of the Holder (or automatically without such declaration if an Event of Default set forth in Section 10.4 occurs), the entire Outstanding Amount shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and Holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under this Note and exercise any and all other remedies granted to it at law, in equity or otherwise, including the demand for immediate transfer to the Holder of any ownership interests in the Company. For purposes of this Note, the term “Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, amalgamation, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of a majority of total voting power of the voting stock of the Company. Change of Control specifically excludes any transactions involving the Holder and/or any entity or person affiliated with the Holder.

12. Certain Terms Defined. “Person(s)” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Governmental Authority” means the government of the U.S. or any other nation, or of any political subdivision thereof, whether state or county or provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Law(s)” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Organization Documents” means (i) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (ii) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); and (iii) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Material Adverse Effect” means (i) a material adverse change in, or a material adverse effect upon, the financial condition of the Company and its operating subsidiaries, taken as a whole; (ii) a material impairment of the ability of the Company to perform its obligations under any loan agreement to which it is a party; or (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any loan agreement to which it is a party.

13. Miscellaneous.

13.1 Notices. All notices to any party required or permitted hereunder shall be in writing and shall be sent to the physical address or email address set forth for such party as follows:

i.	If to the Holder:

Chan Heng Fai

9 Temasek Boulevard #16-04, Suntec Tower Two, Singapore 038989

Email: fai@alsetinternational.com

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ii.	If to the Company:

Alset Inc.

4800 Montgomery Lane Suite 210, Bethesda, MD 20814

Attention: Alan Lui

Email: alan@alsetinternational.com

Any such notice shall be deemed effectively given (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic transmission or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a recognized national overnight courier, specifying next day delivery, or two (2) days after deposit with a recognized international overnight courier, specifying two (2) days delivery, in each case with written verification of receipt.

13.2 Waiver. No failure to exercise, and no delay in exercising, on the part of the Holder, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

13.3 Amendments. Any term, covenant, or condition of this Note may be amended or waived only by written consent of the Company and the Holder in writing.

13.4 Expenses. Any reasonable expense incurred by the Holder (including, without limitation, reasonable attorneys’ fees and disbursements) in connection with the exercise of any right or remedy upon the occurrence of an Event of Default, including, without limitation, the costs of collection and reasonable attorneys’ fees and expenses, shall be paid by the Company within thirty (30) days of receiving written notice thereof from the Holder. Any such expense incurred by the Holder and not timely paid by the Company shall be added to the other obligations hereunder and shall earn interest at the same rate per annum as the principal hereunder.

13.5 Governing Law and Exclusive Jurisdiction. This Note shall be governed by and construed according to the laws of the State of Texas without regard to the conflict of law provisions thereof. Any dispute arising under or in relation to this Note shall be resolved exclusively in the U.S. District Court for the District of Texas and states courts of the State of Texas including appellate courts thereto, (collectively, the “Texas Courts”) and each of the parties hereby submits irrevocably to the exclusive jurisdiction of the Texas Courts and agrees that these courts are a convenient forum. Each party waives any claim of forum non conveniens in respect of the Texas Courts.

13.6 Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Each party shall not assign, sell or transfer this Note and its rights, privileges and obligations hereunder, unless with the prior written consent of the other party.

13.7 Entire Agreement. This Note constitutes the full and entire agreement of the Company and the Holder with respect to the subject matter hereof.

13.8 Confidentiality. In addition to separate confidentiality agreement, if any, the Holder will at all times keep confidential and not divulge, use or make accessible to anyone the terms and conditions of this Note and the transactions described herein, and any non-public material information concerning or relating to the business or financial affairs of the Company to which such party has been or will become privy relating to this Note, except to its employees and advisors in such capacity, as required to perform its obligations hereunder, if required by law or rules of a stock exchange on which its or its parent’s securities are listed, or with the prior written consent of the Company.

13.9 WAIVER OF JURY TRIAL.

THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH REGARDS TO ANY “DISPUTE” AND ANY ACTION ON SUCH “DISPUTE”. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE HOLDER, AND THE COMPANY AND THE HOLDER HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS NOTE. THE COMPANY AND THE HOLDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION HEREOF IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. THE COMPANY FURTHER REPRESENTS AND WARRANTS THAT (1) IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR (2) HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND (3) EACH HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

[The remainder of this page intentionally left blank.]

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IN WITNESS WHEREOF, the parties have caused this Note to be executed by its duly authorized representatives as of the day and year first above written.

Alset Inc.

By:
Name:
Title:

Chan Heng Fai

By:

[Signature Page to Convertible Promissory Note]

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Annex C

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

The following unaudited pro forma condensed combined financial statements of Alset Inc. present the combination of the historical financial information of Alset Inc. (“we” or “the Company”) and the adjustments to give effect for the result after the acquisition of New Energy Asia Pacific Inc. (“NEAPI”) (“the Acquisition”). The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of March 31, 2025, combines the historical balance sheet of Alset Inc. as of March 31, 2025 and the adjustments for the acquisition of NEAPI as of March 31, 2025, on a pro forma basis as if the acquisition transaction, summarized below, had been closed on March 31, 2025.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024 combines the historical statements of operations of Alset for the year ended December 31, 2024 and the adjustments for the acquisition during the year ended December 31, 2024 on a pro forma basis as if the acquisition transaction had been completed on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2025 combines the historical statements of operations of Alset for the three months ended March 31, 2025 and the adjustments for the acquisition during the three months ended March 31, 2025 on a pro forma basis as if the acquisition transaction had been completed on January 1, 2025, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Consolidated Company’s financial condition or results of operations would have been had the Acquisition occurred on the dates indicated.

Further, the unaudited pro forma condensed consolidated financial information also may not be useful in predicting the future financial condition and results of operations of the Consolidated Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The Consolidated Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Acquisition based on information available to management at this time and that the transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial information.

Description of transaction

On December 13, 2023, Alset Inc. (the “Company”) entered into a term sheet with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. The Company had agreed to purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc., a corporation incorporated in the State of Nevada, for the consideration of $103,750,000, to be paid in the form of a convertible promissory note to be issued to the Seller. NEAPI owns 41.5% of the issued and outstanding shares of New Energy.

The parties have now mutually agreed to revise this agreement, and on May 8, 2025, the Company and the Seller entered into an Amended Term Sheet (the “Amended Term Sheet”). Under the terms of the Amended Term Sheet, the Company agreed to purchase from the Seller all of the outstanding shares of NEAPI through a stock purchase agreement for a purchase price of $83,000,000 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Convertible Note”). The Convertible Note shall have an interest rate of 1% per annum. Under the terms of the Convertible Note, the Seller may convert any outstanding principal and interest into shares of the Company’s common stock at $3.00 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Amended Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

As of the date of the Stock Purchase Agreement, Mr. Chan owned all of the issued and outstanding shares of NEAPI, which in turn owned 41.5% of the issued and outstanding shares of New Energy.

The related party transaction was negotiated by certain officers on behalf of the Company and Mr. Chan on behalf of himself prior to the parties entering into the Stock Purchase Agreement. No outside financial advisors or investment bankers were engaged to evaluate the transaction. An independent valuation of the NEAPI shares was conducted on behalf of the Company. The parties agreed to use the price of the NEAPI shares as determined by the valuation, and the Net Asset Value of the Company’s stock at the time for determining consideration of the transaction.

This is an acquisition of non-business asset and significant to the Company, under both SEC Regulation S-X guidance and U.S. GAAP ASC 805. The transaction will affect the Company’s financials prospectively from the date of closing. The Company will record both an investment on New Energy by equity method and a convertible note payable to related party.

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Pro Forma Information

Alset Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined Balance Sheets

As of March 31, 2025

		Adjustments
	Alset Inc.	For Acquisition of	Pro Forma
	(Historical)	NEAPI	Combined
Assets:
Current Assets:
Cash and Cash Equivalents	$25,194,810		$25,194,810
Restricted Cash	1,129,453		1,129,453
Account Receivables, Net	91,006		91,006
Other Receivables, Net	5,942,335		5,942,335
Note Receivables - Related Parties, Net	1,182,559		1,182,559
Convertible Loan Receivables at Fair Value - Related Party	2,076,099		2,076,099
Prepaid Expense	165,757		165,757
Inventory	4,891		4,891
Investment in Securities at Fair Value	6,107,006		6,107,006
Investment in Securities at Fair Value - Related Party	8,229,375		8,229,375
Investment in Securities at Cost	17,438		17,438
Investment in Equity Method Securities	3,699,477	83,000,000	86,699,477
Deposits	215,487		215,487
Total Current Assets	54,055,693	83,000,000	137,055,693
			-
Real Estate - Rental Properties	30,426,990		30,426,990
Operating Lease Right-Of-Use Assets, Net	1,390,041		1,390,041
Deposits	283,646		283,646
Other Receivables - Long Term, Net	3,698,399		3,698,399
Property and Equipment, Net	609,976		609,976
Total Assets	$90,464,745	$83,000,000	$173,464,745

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$2,953,619		$2,953,619
Deferred Revenue	14,872		14,872
Operating Lease Liabilities	707,274		707,274
Notes Payable	1,126,607		1,126,607
Notes Payable - Related Parties	15,897		15,897
Total Current Liabilities	4,818,269		4,818,269

Long-Term Liabilities:
Operating Lease Liabilities	749,780		749,780
Notes Payable	86,323		86,323
Convertible Note Payable - Related Party	-	83,000,000	83,000,000
Total Liabilities	5,654,372	83,000,000	88,654,372

Commitments and Contingencies (Note 12)

Stockholders’ Equity:
Preferred Stock, $0.001 par value; 25,000,000 shares authorized, none issued and outstanding	-		-
Common Stock, $0.001 par value; 250,000,000 shares authorized; 10,735,119 shares issued and outstanding on March 31, 2025	10,735		10,735
Additional Paid in Capital	336,322,511		336,322,511
Accumulated Deficit	(260,185,017)		(260,185,017)
Accumulated Other Comprehensive Income	214,926		214,926
Total Alset Inc. Stockholders’ Equity	76,363,155		76,363,155
Non-controlling Interests	8,447,218		8,447,218
Total Stockholders’ Equity	84,810,373		84,810,373
			-
Total Liabilities and Stockholders’ Equity	$90,464,745	$83,000,000	$173,464,745

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Alset Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Year Ended December 31, 2024

		Adjustments
	Alset Inc.	For Acquisition of	Pro Forma
	(Historical)	NEAPI	Combined

Revenue
Rental	$2,891,807		$2,891,807
Property	16,716,377		16,716,377
Other	1,507,715		1,507,715
Total Revenue	21,115,899		21,115,899
Operating Expenses
Cost of Sales	12,782,624		12,782,624
General and Administrative	10,837,251		10,837,251
Impairment of Note Receivable, Goodwill, Equipment and Investment	1,613,100		1,613,100
Total Operating Expenses	25,232,975		25,232,975

Loss from Operations	(4,117,076)		(4,117,076)

Other Income (Expense)
Interest Income	491,414		491,414
Interest Income - Related Party	175,329		175,329
Interest Expense	(112,075)		(112,075)
Interest Expense – Related Party	-	(830,000)	(830,000)
Foreign Exchange Transaction Gain	3,039,135		3,039,135
Unrealized Gain on Securities Investment	297,353		297,353
Unrealized Loss on Securities Investment - Related Party	(1,239,566)		(1,239,566)
Realized Gain on Securities Investment	461,247		461,247
Loss on Equity Method Investment	(3,234,851)	(441,905)	(3,676,756)
Other Expense	(260,916)		(260,916)
Other Income	484,976		484,976
Total Other Income (Expense), Net	102,046	(1,271,905)	(1,169,859)

Net Loss Before Income Taxes	(4,015,030)	(1,271,905)	(5,286,935)

Income Tax Expense	(150,786)		(150,786)

Net Loss	(4,165,816)	(1,271,905)	(5,437,721)

Net Loss Attributable to Non-Controlling Interest	(199,932)		(199,932)

Net Loss Attributable to Common Stockholders	$(3,965,884)	$(1,271,905)	$(5,237,789)

Net Loss	$(4,165,816)	$(1,271,905)	$(5,437,721)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	(4,480,570)		(4,480,570)
Total Comprehensive Loss	(8,646,386)	(1,271,905)	(9,918,291)

Less Comprehensive Loss Attributable to Non-controlling Interests	(839,197)		(839,197)
Total Comprehensive Loss Attributable to Common Shareholders	(7,807,189)	(1,271,905)	(9,079,094)

Net Loss Per Share - Basic and Diluted	$(0.43)		$(0.57)

Weighted Average Common Shares Outstanding - Basic and Diluted	9,235,119		9,235,119

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Alset Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combined

Statements of Operations and Other Comprehensive Income

For the Three Months Ended March 31, 2025

		Adjustments
	Alset Inc.	For Acquisition of	Pro Forma
	(Historical)	NEAPI	Combined

Revenue
Rental	$717,805		$717,805
Other	350,498		350,498
Total Revenue	1,068,303		1,068,303
Operating Expenses
Cost of Sales	777,529		777,529
General and Administrative	3,595,412		3,595,412
Impairment of Note Receivable, Goodwill and Investment	627,480		627,480
Total Operating Expenses	5,000,421		5,000,421

Loss from Operations	(3,932,118)		(3,932,118)

Other Income (Expense)
Interest Income	92,888		92,888
Interest Income - Related Party	51,629		51,629
Interest Expense	(51,118)		(51,118)
Interest Expense – Related Party	-	(207,500)	(207,500)
Foreign Exchange Transaction Loss	(1,409,102)		(1,409,102)
Unrealized Gain on Securities Investment	280,908		280,908
Unrealized Loss on Securities Investment - Related Party	(3,801,655)		(3,801,655)
Realized Loss on Securities Investment	(180,096)		(180,096)
Loss on Equity Method Investment	(631,568)	(103,528)	(735,096)
Other Expense	(1,201)		(1,201)
Other Income	119,489		119,489
Total Other Expense, Net	(5,529,826)	(311,028)	(5,840,854)

Net Loss Before Income Taxes	(9,461,944)	(311,028)	(9,772,972)

Income Tax Expense	(42,948)		(42,948)

Net Loss	(9,504,892)	(311,028)	(9,815,920)

Net Loss Attributable to Non-Controlling Interest	(1,171,415)		(1,171,415)

Net Loss Attributable to Common Stockholders	$(8,333,477)	$(311,028)	$(8,644,505)

Net Loss	$(9,504,892)	$(311,028)	$(9,815,920)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	1,417,410		1,417,410
Total Comprehensive Loss	(8,087,482)	(311,028)	(8,398,510)

Less Comprehensive Loss Attributable to Non-controlling Interests	(969,576)		(969,576)
Total Comprehensive Loss Attributable to Common Shareholders	(7,117,906)	(311,028)	(7,428,934)

Net Loss Per Share - Basic and Diluted	$(0.78)		$(0.81)

Weighted Average Common Shares Outstanding - Basic and Diluted	10,701,411		10,701,411

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Annex D

Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2024

Business Overview

We are a diversified holding company principally engaged through our subsidiaries in the development of EHome communities and other real estate, financial services, digital transformation technologies, biohealth activities and consumer products with operations in the United States, Singapore, Hong Kong, Australia, South Korea and the People’s Republic of China. We manage our three principal businesses primarily through our 85.7% owned subsidiary, Alset International Limited, a public company traded on the Singapore Stock Exchange (“Alset International”). Through this subsidiary (and indirectly, through other public and private U.S. and Asian subsidiaries), we are actively developing real estate projects near Houston, Texas in our real estate segment. In our digital transformation technology segment, we focus on serving business-to-business (B2B) needs in e-commerce, collaboration and social networking functions. Our biohealth segment includes the sale of consumer products.

Additionally, we have ownership interests outside of Alset International, including a 36.9% equity interest in American Pacific Financial, Inc., a 48.9% equity interest in DSS Inc. (“DSS”), an indirect 48.7% equity interest in Value Exchange International, Inc., a 29.0% equity interest in Sharing Services Global Corporation and 39.7% equity interest in Impact Biomedical Inc. American Pacific Financial, Inc. is a financial network holding company. DSS is a multinational company operating businesses with five divisions: product packaging, biotechnology, direct marketing, commercial lending, and securities and investment management. DSS Inc. is listed on the NYSE American (NYSE: DSS). Value Exchange International, Inc. is a provider of information technology services for businesses, and is traded on the OTCQB (OTCQB: VEII). Sharing Services Global Corporation (OTC Pink: SHRG), is a publicly traded company dedicated to building shareholder value by developing or acquiring businesses, products and technologies in the direct selling industry and other industries that augment the Company’s product and services portfolio, business competencies, and geographic reach. Impact BioMedical Inc. is focused on discovery, development, and commercialization of products and technologies to address unmet needs in human healthcare and wellness for specialty biopharmaceuticals, antivirals, antimicrobials, consumer healthcare, and wellness products in the United States. Impact BioMedical Inc. is listed on NYSE American (NYSE: IBO).

We generally acquire majority and/or control stakes in innovative and promising businesses that are expected to appreciate in value over time. Our emphasis is on building businesses in industries where our management team has in-depth knowledge and experience, or where our management can provide value by advising on new markets and expansion. We have at times provided a range of global capital and management services to these companies in order to gain access to Asian markets. We have historically favored businesses that improve an individual’s quality of life or that improve the efficiency of businesses through technology in various industries. We believe our capital and management services provide us with a competitive advantage in the selection of strategic acquisitions, which creates and adds value for our Company and our stockholders.

Additionally, the Company operates a portfolio of trading securities with the objective of generating profits from short-term fluctuations in market prices. The portfolio is actively managed, and securities are bought and sold with the intent to realize gains from price movements within a short-term horizon.

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision makers (the “CODMs”), or decision–making group, in deciding how to allocate resources and in assessing performance. The Company’s chief operating decision makers are the two Co-CEOs, who review and assess the performance of the Company as a whole. The Company reports its segment information to reflect the manner in which the CODMs review and assess performance. The Company has four operating segments based on the products and services we offer, which include three of our principal businesses – real estate, digital transformation technology and biohealth – as well as a fourth category consisting of certain other business activities. In determination of segments, the Company, together with its CODMs, considers factors that include the nature of business activities, allocation of resources and management structure.

D-1

The primary financial measures used by the CODMs to evaluate performance and allocate resources are net income (loss) and operating income (loss). The CODMs use net income (loss) and operating income (loss) to evaluate the performance of the Company’s ongoing operations and as part of the Company’s internal planning and forecasting processes. Information on net income (loss) and operating income (loss) is disclosed in the Consolidated Statements of Income. Segment expenses and other segment items are provided to the CODMs on the same basis as disclosed in the Consolidated Statements of Income.

The CODMs do not evaluate performance or allocate resources based on segment assets, and therefore such information is not presented in the Notes to the Financial Statements.

Our Revenue Model

Our total revenue for the years ended December 31, 2024, and 2023, was $21,115,899 and $22,088,507, respectively. Our net losses for the years ended December 31, 2024, and 2023, were $4,165,816 and $61,278,733, respectively.

We currently recognize revenue from the sale of our subdivision development properties, rental homes, the sale of our biohealth products, food and beverage business, and other activities. Sales of real properties accounted for approximately 79%, revenue from home rentals accounted for approximately 14% and revenue from other activities accounted for approximately 7% of our total revenue in the year ended December 31, 2024. Sales of real properties accounted for approximately 82%, revenue from home rentals accounted for approximately 13%, and revenue from other activities accounted for approximately 5% of our total revenue in the year ended December 31, 2023.

From a geographical perspective, we recognized 93% and 95% of our total revenue in the years ended December 31, 2024, and 2023, respectively, in the United States. 0% and 0% of our revenue in 2024 and 2023, respectively, was recognized from our sales in South Korea. 7% and 5% of our revenue in 2024 and 2023, respectively, was recognized from our sales in Singapore.

We believe that, on an ongoing basis, revenue generated from our property development business will decline as a percentage of our total revenue, as we expect to experience greater revenue contribution from our rental business, digital transformation technology, biohealth businesses, food and beverage business and future business acquisitions.

Matters that May or Are Currently Affecting Our Business

In addition to the matters described above, the primary challenges and trends that could affect or are affecting our financial results include:

●	Our ability to improve our revenue through cross-selling and revenue-sharing arrangements among our diverse group of companies;

●	Our ability to identify complementary businesses for acquisition, obtain additional financing for these acquisitions, if and when needed, and profitably integrate them into our existing operations;

●	Our ability to attract competent and skilled technical and sales personnel for each of our businesses at acceptable compensation levels to manage our overhead; and

●	Our ability to control our operating expenses as we expand each of our businesses and product and service offerings.

Summary of Significant Accounting Policies

Basis of Presentation and Principles of Consolidation

Our consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

D-2

Use of Estimates and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, but are not limited to, allowance for doubtful accounts, recoverability and useful lives of property, plant and equipment, valuation of real estate assets, allocation of development costs and capitalized interest to sold lots, the valuation allowance of deferred taxes, contingencies and equity compensation. Actual results could differ from those estimates.

In our property development business, land acquisition costs are allocated to each lot based on the area method, the size of the lot compared to the total size of all lots in the project. Development costs and capitalized interest are allocated to lots sold based on the total expected development and interest costs of the completed project and allocating a percentage of those costs based on the selling price of the sold lot compared to the expected sales values of all lots in the project.

If allocation of development costs and capitalized interest based on the projection and relative expected sales value is impracticable, those costs would be allocated based on area method.

When the Company purchases properties but does not receive the assessment information from the county, the Company allocates the values between land and building based on the data of similar properties. The Company makes appropriate adjustments once the assessment from the county is received. At the same time, any necessary adjustments to depreciation expense are made in the income statement. On December 31, 2024 and 2023, the Company adjusted $0 and $951,349 between building and land, respectively. During the years ended December 31, 2024 and 2023, the Company adjusted depreciation expenses of $0 and $17,525, respectively.

Revenue Recognition and Cost of Revenue

The following represents a disaggregation of our revenue recognition policies by segment:

Real Estate

● Property Sales. Part of the Company’s real estate business is land development. The Company purchases land and develops it into residential communities. The developed lots are sold to builders (customers) for the construction of new homes. The builders enter into a sales contract with the Company before they take the lots. The prices and timeline are determined and agreed upon in the contract. The builders do the inspections to make sure all conditions and requirements in contracts are met before purchasing the lots. A detailed breakdown of the five-step process for the revenue recognition of the Lakes at Black Oak project, which represented approximately 79% and 82% of the Company’s revenue in the years ended on December 31, 2024 and 2023, respectively, is as follows:

Identify the contract with a customer. The Company has signed agreements with the builders for developing the raw land to ready to build lots. The contract has agreed upon prices, timelines, and specifications for what is to be provided.

Identify the performance obligations in the contract. Performance obligations of the Company include delivering developed lots to the customer, which are required to meet certain specifications that are outlined in the contract. The customer inspects all lots prior to accepting title to ensure all specifications are met.

Determine the transaction price. The transaction price per lot is fixed and specified in the contract. Any subsequent change orders or price changes are required to be approved by both parties.

D-3

Allocate the transaction price to performance obligations in the contract. Each lot is considered to be a separate performance obligation, for which the specified price in the contract is allocated to.

Recognize revenue when (or as) the entity satisfies performance obligation. The builders do the inspections to make sure all conditions/requirements are met before taking title of lots. The Company recognizes revenue at a point in time when title is transferred. The Company does not have further performance obligations or continuing involvement once title is transferred. Revenue is recognized at a point in time.

● Rental Revenue. The Company leases real estate properties to its tenants under leases that are predominately classified as operating leases, in accordance with ASC 842, Leases (“ASC 842”). Real estate rental revenue is comprised of minimum base rent and revenue from the collection of lease termination fees.

Rent from tenants is recorded in accordance with the terms of each lease agreement on a straight-line basis over the initial term of the lease. Rental revenue recognition begins when the tenant controls the space and continues through the term of the related lease. Generally, at the end of the lease term, the Company provides the tenant with a one-year renewal option, including mostly the same terms and conditions provided under the initial lease term, subject to rent increases.

The Company defers rental revenue related to lease payments received from tenants in advance of their due dates. These amounts are presented within deferred revenues and other payables on the Company’s consolidated balance sheets.

Rental revenue is subject to an evaluation for collectability on several factors, including payment history, the financial strength of the tenant and any guarantors, historical operations and operating trends of the property, and current economic conditions. If our evaluation of these factors indicates that it is not probable that we will recover substantially all of the receivable, rental revenue is limited to the lesser of the rental revenue that would be recognized on a straight-line basis (as applicable) or the lease payments that have been collected from the lessee. Differences between rental revenue recognized and amounts contractually due under the lease agreements are credited or charged to straight-line rent receivable or straight-line rent liability, as applicable. For the years ended December 31, 2024 and 2023, the Company did not recognize any deferred revenue and collected all rents due.

● Cost of Revenue. Land acquisition costs are allocated to each lot based on the area method, the size of the lot comparing to the total size of all lots in the project. Development costs and capitalized interest are allocated to lots sold based on the total expected development and interest costs of the completed project and allocating a percentage of those costs based on the selling price of the sold lot compared to the expected sales values of all lots in the project.

If allocation of development costs and capitalized interest based on the projection and relative expected sales value is impracticable, those costs could also be allocated based on area method, the size of the lot comparing to the total size of all lots in the project.

Cost of rental revenue consists primarily of the costs associated with management and leasing fees to our management company, repairs and maintenance, depreciation and other related administrative costs. Utility expenses are paid directly by tenants.

Digital Transformation Technology

● Software Development Income. Revenue is recognized when (or as) the Company transfers promised goods or services to its customers in amounts that reflect the consideration to which the Company expects to be entitled to in exchange for those goods or services, which occurs when (or as) the Company satisfies its contractual obligations and transfers over control of the promised goods or services to its customers. We generate revenue from a project involving provision of services and web/software development for customers. In respect to the provision of services, the agreements are less than one year with a cancellation clause and customers are typically billed on a monthly basis.

D-4

Biohealth

● Product Direct Sales. The Company’s net sales consist of product sales. The Company’s performance obligation is to transfer ownership of its products to its members. The Company generally recognizes revenue when product is delivered to its members. Revenue is recorded net of applicable taxes, allowances, refund or returns. The Company receives the net sales price in cash or through credit card payments at the point of sale.

If any member returns a product to the Company on a timely basis, they may obtain a replacement product from the Company for such returned products. We do not have buyback program. However, when the customer requests a return and management decides that the refund is necessary, we initiate the refund after deducting all the benefits that a member has earned. The returns are deducted from our sales revenue on our financial statements. Allowances for product and membership returns are provided at the time the sale is recorded. This accrual is based upon historical return rates for each country and the relevant return pattern, which reflects anticipated returns to be received over a period of up to 12 months following the original sale. Product and membership returns for the years ended December 31, 2024 and 2023 were approximately $0 and $1,183, respectively.

● Annual Membership. The Company collects an annual membership fee from its members. The fee is fixed, paid in full at the time upon joining the membership and not refundable. The Company’s performance obligation is to provide its members the right to (a) purchase products from the Company, (b) access to certain back-office services, (c) receive commissions and (d) attend corporate events. The associated performance obligation is satisfied over time, generally over the term of the membership agreement which is for a one-year period. The Company recognizes revenue from membership fee over the one-year period of the membership.

Other Businesses

● Food and Beverage. The Company, through Alset F&B One Pte. Ltd. (“Alset F&B One”) and Alset F&B (PLQ) Pte. Ltd. (“Alset F&B PLQ”), acquired a restaurant franchise licenses at the end of 2021 and 2022 respectively. These licenses will allow Alset F&B One and Alset F&B PLQ each to operate a Killiney Kopitiam restaurant in Singapore. Killiney Kopitiam, founded in 1919, is a Singapore-based chain of mass-market, traditional kopitiam style service cafes selling traditional coffee and tea, along with a range of local delicacies such as Curry Chicken, Laksa, Mee Siam, and Mee Rebus.

The Company, through Hapi Café Inc. (“HCI-T”), commenced operation of two cafés during 2022 and 2021, which are located in Singapore and South Korea (“Hapi Cafes”).

The cafes are operated by subsidiaries of HCI-T, namely Hapi Café SG Pte. Ltd. in Singapore and Hapi Café Korea Inc. in Seoul, South Korea. Hapi Cafes are distinctive lifestyle café outlets that strive to revolutionize the way individuals dine, work, and live, by providing a conducive environment for everyone to relish the four facets – health and wellness, fitness, productivity, and recreation all under one roof.

In 2023 the Company incorporated new subsidiaries Guangdong LeFu Wealth Investment Consulting Co., Ltd. (f.k.a. Shenzhen Leyouyou Catering Management Co., Ltd.) and Dongguan Leyouyou Catering Management Co., Ltd. in the People’s Republic of China. These companies will be principally engaged in the food and beverage business in Mainland China.

Additionally, through its subsidiary Hapi Group HK Limited (f.k.a. MOC HK Limited), the Company is focusing on operating café business in Hong Kong. This business was acquired on October 5, 2022. During the acquisition, a goodwill of $60,343 had been generated for the Company. The café was closed on September 16, 2024 and the goodwill was impaired during the year ended December 31, 2024.

In the second quarter of 2024, the Company ceased operations of its subsidiary Alset F&B (PLQ). Due to the closure of this subsidiary, the Company wrote off $5,820 of fixed assets, which is included in general and administrative expenses and recorded a gain on termination of lease of $246, which is included in other income on the Company’s Statement of Operations for the year ended December 31, 2024.

D-5

The revenue earned from Food and Beverage businesses for the years ended December 31, 2024 and 2023 were $1,507,715 and $1,019,634, respectively.

● Remaining performance obligations. As of December 31, 2024 and 2023, there were no remaining performance obligations or continuing involvement, as all service obligations within the other business activities segment have been completed.

Real Estate Assets

Real estate assets are recorded at cost, except when acquired real estate assets meet the definition of a business combination in accordance with ASC 805, “Business Combinations,” which are recorded at fair value. Interest, property taxes, insurance and other incremental costs (including salaries) directly related to a project are capitalized during the construction period of major facilities and land improvements. The capitalization period begins when activities to develop the parcel commence and ends when the asset constructed is completed. The capitalized costs are recorded as part of the asset to which they relate and are reduced when lots are sold.

The Company capitalized construction costs of approximately $0 million and $1.2 million in the years ended December 31, 2024 and 2023, respectively.

The Company’s policy is to obtain an independent third-party valuation for each major project in the United States as part of our assessment of identifying potential triggering events for impairment. Management may use the market comparison method to value other relatively small projects. In addition to the annual assessment of potential triggering events in accordance with ASC 360 – Property Plant and Equipment (“ASC 360”), the Company applies a fair value-based impairment test to the net book value assets on an annual basis and on an interim basis if certain events or circumstances indicate that an impairment loss may have occurred.

 The Company did not record impairment on any of its projects during the years ended on December 31, 2024 and 2023.

The Company did not have any real estate property under development as of December 31, 2024

On December 31, 2023, total real estate property under development was $10.4 million, including:

●	land held for development in the amount of $3.4 million (consisting of $2.8 million for Lakes at Black Oak and $0.6 million for Alset Villas);

●	capitalized development costs in the amount of $5.8 million (consisting of $5.3 million for Lakes at Black Oak and $0.5 million for Alset Villas); and

●	capitalized finance costs were $1.2 million.

On December 31, 2024, the capitalized construction costs were as follows:

	Lakes at Black Oak	Alset Villas	Total
Land held for development	$-	$-	$-
Capitalized development costs:
Hard construction costs	16,976,358	2,442,835	19,419,193
Engineering	3,698,576	207,998	3,906,574
Consultation	117,923	19,635	137,558
Project management	6,267,746	-	6,267,746
Legal	296,043	3,610	299,653
Taxes	1,374,131	117,950	1,492,081
Other services	124,052	17,454	141,506
Impairment reserve	(5,230,828)	-	(5,230,828)
Construction - sold lots	(23,624,001)	(2,809,482)	(26,433,483)
Total capitalized development costs	$-	$-	$-

Capitalized finance costs			$-

Total property under development			$-

D-6

On December 31, 2023, the capitalized construction costs were as follows:

	Lakes at Black Oak	Alset Villas	Total
Land held for development	$2,743,730	$639,062	$3,382,792
Capitalized development costs:
Hard construction costs	14,549,098	63,079	16,612,177
Engineering	3,563,359	206,998	3,770,357
Consultation	114,073	17,750	131,523
Project management	5,481,101	-	5,481,101
Legal	288,863	2,485	291,348
Taxes	1,365,155	117,950	1,483,105
Other services	78,701	11,891	90,592
Impairment reserve	(5,230,828)	-	(5,230,828)
Construction - sold lots	(14,871,140)	-	(14,871,140)
Total capitalized development costs	$5,338,382	$419,853	$5,758,235

Capitalized finance costs			$1,225,739

Total property under development			$10,366,766

Results of Operations

Summary of Consolidated Statements of Operations and Other Comprehensive Loss for the Years Ended December 31, 2024 and 2023

	Years Ended December 31,
	2024	2023
Revenue	$21,115,899	$22,088,507
Operating Expenses	(25,232,975)	(24,961,161)
Other Income (Expenses)	102,046	(58,313,729)
Income Tax Expense	(150,786)	(92,350)
Net Loss	$(4,165,816)	$(61,278,733)

Revenue

The following table sets forth period-over-period changes in revenues for each of our reporting segments:

	Years Ended December 31,		Change
	2024	2023	Dollars	Percentage
Real Estate	$19,608,184	$20,963,661	$(1,355,477)	-6%
Digital Transformation Technology	-	28,117	(28,117)	-100%
Biohealth	-	12,758	(12,758)	-100%
Other	1,507,715	1,083,971	423,744	39%
Total revenue	$21,115,899	$22,088,507	$(972,608)	-4%

Revenue was $21,115,899 and $22,088,507 for the years ended December 31, 2024 and 2023, respectively. The decrease in property sales in the 2024 caused lower revenue in this period.

D-7

In late 2022 and early 2023, the Company entered into three contracts with builders to sell multiple lots from its Lakes at Black Oak project. The sales contemplated by these contracts were contingent on certain conditions which the parties to such contracts had to meet and were expected to generate approximately $23 million of funds from operations, not including certain expenses that the Company was required to pay. The sale of 335 lots closed in the first six months of 2023 generating approximately $18.1 million revenue. The sale of remaining lots closed on January 4, 2024 generating approximately $5.0 million revenue.

On November 13, 2023, the Company entered into two contracts with builders to sell multiple lots from its Lakes at Black Oak and Alset Villa projects. The closing of these transactions depended on the satisfaction of certain conditions. The sale of the first 70 lots closed on July 1, 2024 generating approximately $3.8 million and the sale of the 72 lots closed on October 10, 2024 generating approximately $3.9 million. The sale of lots in Alset Villa project closed on December 17, 2024 generating approximately $3.8 million.

Revenue from the rental business was $2,891,807 and $2,776,911 for the years ended December 31, 2024 and 2023, respectively. The Company expects that the revenue from this business will continue to increase as we acquire more rental houses and successfully rent them.

In May 2023, the Company entered into lease agreement for one of its model houses located in Montgomery County, Texas. The revenue from the lease was $25,200 and $16,800 in the years ended December 31, 2024 and 2023, respectively.

In January 2024, the Company entered into lease agreement for another model house located in Montgomery County, Texas. The revenue from the lease was $26,409 in the year ended December 31, 2024.

Revenue from digital transformation technology segment consists primarily of the services rendered to customers in the amount of $0 and $28,117, for the years ended December 31, 2024 and 2023, respectively. The Company began generating revenue from a project providing AI chatbot services to Value Exchange Int’l (Hong Kong) Limited, a related company of the Company and a subsidiary of VEII located in Hong Kong, on a monthly basis in 2022. This service was terminated on June 30, 2023.

The Company operates its biohealth segment in the South Korean market through one of the subsidiaries of HWH International Inc., HWH World Inc. (“HWH World”). HWH World operates based on a direct sale model of health supplements. HWH World recognized $0 and $12,758 in revenue in the years ended December 31, 2024 and 2023, respectively.

The category described as “Other” includes corporate and financial services, food and beverage business and new venture businesses. “Other” includes certain costs that are not allocated to the reportable segments, primarily consisting of unallocated corporate overhead costs, including administrative functions not allocated to the reportable segments from global functional expenses.

The financial services, food and beverage businesses and new venture businesses are small and diversified, and accordingly they are not separately addressed as independent categories. In the years ended December 31, 2024 and 2023, the revenue from other businesses was $1,507,715 and $1,083,971, respectively, generated mainly by Korean and Singaporean café shops and restaurants.

Operating Expenses

The following table sets forth period-over-period changes in cost of revenue for each of our reporting segments:

	Years Ended December 31,		Change
	2024	2023	Dollars	Percentage
Real Estate	$12,034,348	$13,915,144	$(1,880,796)	-14%
Digital Transformation Technology	-	9,145	(9,145)	-100%
Biohealth	3,370	54,529	(51,159)	-94%
Other	744,906	597,391	147,515	25%
Total cost of sales	$12,782,624	$14,576,209	$(1,793,585)	-12%

D-8

Cost of revenue decreased from $14,576,209 in the year ended December 31, 2023 to $12,782,624 in the year ended December 31, 2024, as a result of the decrease in the number of lots sold in the Lakes at Black Oak project. Capitalized construction expenses, finance costs and land costs are allocated to sales.

The gross margin increased from $7,512,298 to $8,333,275 in the years ended December 31, 2023 and 2024, respectively. The increase of gross margin was caused by the increase of gross margin from F&B business, mostly due to the increase in the sales in that business.

The following table sets forth period-over-period changes in operating expenses for each of our reporting segments.

	Years Ended December 31,		Change
	2024	2023	Dollars	Percentage
Real Estate	$1,793,188	$1,312,024	$481,164	37%
Digital Transformation Technology	616,403	468,679	147,724	32%
Biohealth	1,076,095	869,683	206,412	24%
Other	8,964,666	7,734,566	1,230,100	16%
Total operating expenses	$12,450,351	$10,384,952	$2,065,399	20%

The increase of operating expenses in the twelve months of 2024 compared to the same period of 2023 was mostly caused by recording impairment of goodwill and investment and increase in professional fees.

Other Income (Expense)

In the year ended December 31, 2024, the Company had other income of $102,046 compared to other expense of $58,313,729 in the year ended December 31, 2023. The change in realized gain/loss on securities investment, loss on equity method investment and loss on consolidation of HWH International Inc. (f.k.a. Alset Capital Acquisition Corp.) are the primary reasons for the volatility in these two periods. Realized gain on securities investment was $461,247 in year ended December 31, 2024, compared to $11,375,747 loss in the year ended December 31, 2023. Loss on equity method investment was $3,234,851 in year ended December 31, 2024, compared to $24,483,374 loss in the year ended December 31, 2023. Loss on consolidation of HWH International Inc. was $0 in the year ended December 31, 2024, compared to $21,657,036 in the year ended December 31, 2023.

Net Loss

In the year ended December 31, 2024, the Company had net loss of $4,165,816 compared to net loss of $61,278,733 in the year ended December 31, 2023.

Liquidity and Capital Resources

Our real estate assets have decreased to $30,695,669 as of December 31, 2024, from $42,137,152 as of December 31, 2023. This decrease reflects the sale of multiple lots in Lakes at Black Oak project during 2024.

Our cash has increased from $26,921,727 as of December 31, 2023 to $27,243,787 as of December 31, 2024. Our liabilities decreased from $9,066,700 at December 31, 2023 to $6,563,126 at December 31, 2024. Our total assets have decreased to $96,761,977 as of December 31, 2024 from $126,314,028 as of December 31, 2023 due to the decrease in real estate assets and cash held in Trust Account.

D-9

On April 17, 2019, SeD Maryland Development LLC entered into a Development Loan Agreement with Manufacturers and Traders Trust Company (“M&T Bank”) in the principal amount not to exceed at any one time outstanding the sum of $8,000,000, with a cumulative loan advance amount of $18,500,000. The line of credit bore interest rate on LIBOR plus 375 basis points. SeD Maryland Development LLC was also provided with a Letter of Credit (“L/C”) Facility in an aggregate amount of up to $900,000. The L/C commission is 1.5% per annum on the face amount of the L/C. Other standard lender fees apply in the event the L/C is drawn down. The loan is a revolving line of credit. The L/C Facility is not a revolving loan, and amounts advanced and repaid may not be re-borrowed. Repayment of the Loan Agreement was secured by a $2,600,000 collateral fund and a Deed of Trust issued to the Lender on the property owned by SeD Maryland. On March 15, 2022, approximately $2,300,000 was released from collateral, leaving approximately $300,000 as collateral for outstanding letters of credit. On December 14, 2023 approximately $201,751 was released from collateral, leaving approximately $100,000 as collateral for outstanding letters of credit.

On November 13, 2023, 150 CCM Black Oak Ltd. (the “Seller”), a Texas Limited Partnership, entered into two Contracts for Purchase and Sale and Escrow Instructions (each an “Agreement,” collectively, the “Agreements”) with Century Land Holdings of Texas, LLC, a Colorado limited liability company (the “Buyer”). Pursuant to the terms of one of the aforementioned Agreements, the Seller has agreed to sell approximately 142 single-family detached residential lots (the “Section 4 Agreement”) comprising a section of a residential community in the city of Magnolia, Texas known as the “Lakes at Black Oak.” Pursuant to the other Agreement, the Seller has agreed to sell 63 single-family detached residential lots (the “Alset Villas Agreement”) in the city of Magnolia, Texas. In 2021, our subsidiary Alset EHome Inc. acquired approximately 19.5 acres of partially developed land near Houston, Texas which was used to develop a community named Alset Villas (“Alset Villas”). Alset EHome was in the process of developing the 63 lots at Alset Villas in 2023. The closing of the transactions described above depended on the satisfaction of certain conditions. The sale of the first 70 lots closed on July 1, 2024 generating approximately $3.8 million and the sale of the 72 lots closed on October 10, 2024 generating approximately $3.9 million. The sale of lots in Alset Villa project closed on December 17, 2024 generating approximately $3.8 million. In addition, the Company will be entitled to receive certain reimbursements in the year ended December 31, 2025.

The Company is entitled to receive certain developer reimbursements for the Lakes at Black Oak and Alset Villas projects. The Company expects that approximately $4.7 million of the receivable will be collected within the next twelve months.

The management believes that the available cash on hand, available debt and equity financing are sufficient to fund our operations for at least the next 12 months.

Summary of Cash Flows for the Years Ended December 31, 2024 and 2023

	Years Ended December 31,
	2024	2023
Net cash provided by operating activities	$5,156,047	$7,478,823
Net cash provided by (used in) investing activities	$17,468,306	$(2,128,986)
Net cash (used in) provided by financing activities	$(21,419,083)	$3,187,489

Cash Flows from Operating Activities

Net cash provided by operating activities was $5,156,047 in the year ended December 31, 2024, as compared to net cash provided by operating activities of $7,478,823 in the same period of 2023. Property sales from the Lakes at Black Oak project in 2024 and 2023 were the main reason for the cash provided by operating activities in those periods.

Cash Flows from Investing Activities

Net cash provided by investing activities was $17,468,306 in the year 2024, as compared to net cash used in investing activities of $2,128,986 in the same period of 2023. In the year ended December 31, 2024 we invested $814,158 in marketable securities, issued $3,029,758 in promissory notes ($1,811,881 of which was to related parties) and withdrew $21,102,871 cash for redemptions. In the year ended December 31, 2023 we invested $756,078 in marketable securities, issued $3,338,081 in promissory notes to related parties and received $2,672,438 repayment of promissory notes from related parties.

D-10

Cash Flows from Financing Activities

Net cash used in financing activities was $21,419,083 in the year ended December 31, 2024, compared to net cash provided of $3,187,489 the year ended December 31, 2023. Cash used in financing activities in the year 2024 is primarily related to the repayment of Class A Common Stock of $21,102,871 and repayment of note payable of $446,260. Cash provided by financing activities in the year 2023 is primarily related to the proceeds from stock issuance of $3,433,921. During the year ended December 31, 2023, we also repaid $31,499 of a note payable.

Equity Security Investments

Investment Securities at Fair Value

The Company commonly holds investments in equity securities with readily determinable fair values, equity investments without readily determinable fair values, investments accounted for under the equity method, and investments at cost. Certain of the Company’s investments in marketable equity securities and other securities are long-term, strategic investments in companies that are in various stages of development.

The Company accounts for certain of its investments in equity securities in accordance with ASU 2016-01 Financial Instruments—Overall (Subtopic 825- 10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). In accordance with ASU 2016-01, the Company records all equity investments with readily determinable fair values at fair value calculated by the publicly traded stock price at the close of the reporting period. Amarantus BioScience Holdings (“AMBS”) is a publicly traded company. The Company does not have significant influence over AMBS as the Company holds approximately 4.3% of the common shares of AMBS. The stock fair value is determined by quoted stock prices.

On April 12, 2021, the Company acquired 6,500,000 common shares of Value Exchange International, Inc. (“Value Exchange International” or “VEII”), an OTCQB listed company, for an aggregate subscription price of $650,000. On October 17, 2022 the Company purchased additional 7,276,163 common shares of VEII for an aggregate purchase price of $1,743,734. On September 6, 2023, the Company converted $1,300,000 of VEII loan into 7,344,632 common shares. After these transactions, the Company owns approximately 48.7% of VEII and exercises significant influence over it. Our Chief Executive Officer, Chan Heng Fai, is also an owner of the common stock of VEII (not including any common shares we hold). Additionally, certain members of our board of directors serve as directors of Value Exchange International. The stock’s fair value is determined by quoted stock prices.

On January 27, 2023, the Company and New Electric CV Corporation (together with the Company, the “Lenders”) entered into a Convertible Credit Agreement (the “First Credit Agreement”) with VEII. The First Credit Agreement provides VEII with a maximum credit line of $1,500,000 with simple interest accrued on any advances of the money under the First Credit Agreement at 8%. The First Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII’s Common Stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price”. In the event that a Lender elects to convert any portion of an Advance into shares of VEII Common Stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII’s Common Stock issued in a Conversion (“Warrants”). Each Warrant will entitle the Lender to purchase one (1) share of Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. On February 23, 2023, the Company’s subsidiary Hapi Metaverse Inc. loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the First Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII Common Stock.

On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s Common Stock. Under the terms of the First Credit Agreement, Hapi Metaverse received Warrants to purchase a maximum of 36,723,160 shares of VEII’s Common Stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance.

D-11

On December 14, 2023, Hapi Metaverse entered into a Convertible Credit Agreement (“Second Credit Agreement”) with VEII. On December 15, 2023, the Company loaned VEII $1,000,000. The Second Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the Second Credit Agreement, as amended, this amount can be converted into VEII’s Common Shares pursuant to the terms of the Second Credit Agreement for a period of three years. In the event that Hapi Metaverse converts this loan into shares of VEII’s Common Stock, the conversion price shall be $0.045 per share. In the event that Hapi Metaverse elects to convert any portion of the loan into shares of VEII’s Common Stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to Hapi Metaverse five (5) detachable warrants for each share of VEII’s Common Stock issued in a conversion (“Warrants”). Each Warrant will entitle the Company to purchase one (1) share of VEII’s Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. At the time of this filing, the Company has not converted the Loan Amount.

Our Chairman, Chan Heng Fai and a member of the Board of Directors of Hapi Metaverse, Lum Kan Fai Vincent, are both members of the Board of Directors of VEII. In addition to Mr. Chan, three other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of VEII (Wong Shui Yeung, Wong Tat Keung and Lim Sheng Hon, Danny). The Company currently owns a total of 21,179,275 shares (representing approximately 48.7%) of VEII.

The Company has a portfolio of trading securities. The objective is to generate profits on short-term differences in market prices. The Company does not have significant influence over any trading securities in our portfolio and fair value of these trading securities are determined by quoted stock prices.

The Company has elected the fair value option for the equity securities noted below that would otherwise be accounted for under the equity method of accounting. DSS Inc., American Premium Water Corporation (“APW”, d.b.a. New Electric CV Corporation, “NECV”), Value Exchange International Inc., Sharing Services Global Corp. (“SHRG”) and Impact Biomedical Inc. (“Impact”) are publicly traded companies and fair value is determined by quoted stock prices. The Company has significant influence but does not have a controlling interest in these investments, and therefore, the Company’s investment could be accounted for under the equity method of accounting or under fair value accounting.

The Company has significant influence over DSS as we owned approximately 48.9% of the common stock of DSS as of December 31, 2024, and our Chief Executive Officer, Chan Heng Fai, is an owner of additional common stock of DSS (not including any common or preferred shares we hold). In addition, our Chief Executive Officer is the Chairman of the Board of Directors of DSS. Apart from Chan Heng Fai, two other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of DSS (Chan Tung Moe, our Co-Chief Executive Officer, a son of Chan Heng Fai, and Lim Sheng Hon, Danny). The Company did not have a controlling interest and therefore the Company’s investment would be accounted for under equity method accounting or we could elect the fair value option accounting.

The Company has significant influence over APW as the Company holds approximately 0.5% of the common shares of APW. Additionally, our Chief Executive Officer, Chan Heng Fai, is the majority owner of the common stock of APW (not including any common shares we hold). The Company did not have a controlling interest and therefore the Company’s investment would be accounted for under equity method accounting or we could elect the fair value option accounting.

The Company has significant influence over SHRG as the Company holds approximately 29.0% of the common shares of SHRG, our Chief Executive Officer holds a director and chairman position on SHRG’s Board of Directors and three of the directors of the Company are the directors of SHRG. Additionally, our Chief Executive Officer is a significant stockholder of SHRG shares.

On August 8, 2023, DSS Inc. distributed shares of Impact Biomedical Inc., beneficially held by DSS, in the form of a dividend to the shareholders of DSS common stock. As a result of this distribution, the Company and its majority owned subsidiaries received 4,568,165 shares of Impact, representing 39.7% of the issued and outstanding shares of Impact’s common stock. Each share of Impact distributed as part of the distribution is not eligible for resale until 180 days from the date Impact’s initial public offering becomes effective under the Securities Act, subject to the discretion of DSS to lift the restriction sooner. On September 17, 2024, Impact completed its Initial Public Offering and its shares started to trade on New York Stock Exchange. Based on the management’s analysis, the fair value of Impact shares was approximately $0 at the distribution date and December 31, 2023. The Company did not have a controlling interest and therefore the Company’s investment would be accounted for under equity method accounting or we could elect the fair value option accounting.

D-12

The Company has elected the fair value options for the equity securities noted above that would otherwise be accounted for under the equity method of accounting to better match the measurement of assets and liabilities in the Consolidated Statements of Operations. DSS, VEII, SHRG and Impact are publicly traded companies and fair value of these equity investments is determined by the quoted stock prices. On December 31, 2024 and 2023, the fair value (calculated by market trading prices on the end dates of the periods) of total held equity stock of DSS, VEII, SHRG and Impact was $11,028,405 and $9,381,636, respectively.

On July 17, 2020, the Company purchased 122,039,000 shares, approximately 0.5% ownership, and 1,220,390,000 warrants with an exercise price of $0.0001 per share, from APW, for an aggregated purchase price of $122,039. We value APW warrants under level 3 category through a Black Scholes option pricing model and the fair value of the warrants from APW were $860,342 as of July 17, 2020, the purchase date and $973 and $430 as of December 31, 2024 and 2023, respectively.

The changes in the fair values of the investment were recorded directly to accumulated other comprehensive income (loss). Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

Investment Securities at Cost

Investments in equity securities without readily determinable fair values are measured at cost minus impairment adjusted by observable price changes in orderly transactions for the identical or a similar investment of the same issuer. These investments are measured at fair value on a nonrecurring basis when there are events or changes in circumstances that may have a significant adverse effect. An impairment loss is recognized in the consolidated statements of comprehensive income equal to the amount by which the carrying value exceeds the fair value of the investment.

On September 8, 2020, the Company’s indirect subsidiary, Hapi Robot Pte. Ltd. (f.k.a. Impact Biohealth Pte. Ltd.), acquired 1,666 shares, approximately 1.45% ownership, from Nervotec Pte Ltd (“Nervotec”), a private company, at the purchase price of $36,628. The Company applied ASC 321 and measured Nervotec at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. As of December 31, 2024, the value of the investment in Nervotec is $589, as the Company wrote off $37,287 of this investment.

On September 30, 2020, the Company’s former indirect subsidiary, HWH Global Inc. (f.k.a. HWH International Inc.), acquired 3,800 shares, approximately 19% ownership, in HWH World Company Limited (f.k.a. Hyten Global (Thailand) Co., Ltd.) (“HWH World Co.”), a private company, at a purchase price of $42,562. HWH Global Inc. was sold on December 31, 2023.

On May 31, 2021, the Company’s indirect subsidiary, UBeauty Limited, invested $19,609 in K Beauty Research Lab Co., Ltd (“K Beauty”) for 18% ownership. K Beauty was established for sourcing, developing and producing variety of Korea-made beauty products as well as Korea - originated beauty contents for the purpose of distribution to HWH’s membership distribution channel.

On March 14, 2024, the Company entered into shares subscription agreement to subscription of shares in Ideal Food & Beverage Pte. Ltd. (“IFBPL”) with the subscription of 19,000 shares, constituting 19% of the shares of IFBPL. The subscription fee of $14,010 was paid to IFBPL on May 23, 2024. The Company impaired this investment of $14,010 and total impairment expenses were $14,205 due to net liabilities of IFBPL as of December 31, 2024.

D-13

On April 25, 2024, the Company entered into a binding term sheet (the “Term Sheet”) through its subsidiary Health Wealth Happiness Pte Ltd. (“HWHPL”) outlining a joint venture with Chen Ziping, an experienced entrepreneur in the travel industry, and Chan Heng Fai, the Company’s Executive Chairman, as a part of the Company’s strategy of building its travel business in Asia. The joint venture company (referred to here as the “JVC”) is known as HapiTravel Holding Pte. Ltd. The JVC was incorporated in July 2024 and is owned by: (a) HWHPL holds 19% of the shares in the JVC; (b) Chan Heng Fai holds 11%; and (c) the remaining 70% of the shares in the JVC are held by Chen Ziping.

There has been no indication of impairment or changes in observable prices via transactions of similar securities and is still carried at a cost.

Investment Securities under Equity Method Accounting

The Company accounts for equity investments in certain entities with significant influence under equity-method accounting. Under this method, the Group’s pro rata share of income (loss) from investment is recognized in the consolidated statements of comprehensive income. Dividends received reduce the carrying amount of the investment. When the Company’s share of loss in an equity-method investee equals or exceeds its carrying value of the investment in that entity, the equity method investment can be reduced below zero based on losses if the Company either be liable for the obligations of the investee or provide for losses in excess of the investment when imminent return to profitable operations by the investee appears to be assured. Otherwise, the Company does not recognize its share of equity method losses exceeding its carrying amount of the investment. Equity-method investment is reviewed for impairment by assessing if the decline in market value of the investment below the carrying value is other-than-temporary. In making this determination, factors are evaluated in determining whether a loss in value should be recognized. These include consideration of the intent and ability of the Group to hold investment and the ability of the investee to sustain an earnings capacity, justifying the carrying amount of the investment. Impairment losses are recognized in other expense when a decline in value is deemed to be other-than-temporary.

American Medical REIT Inc.

LiquidValue Asset Management Pte. Ltd. (“LiquidValue”), a subsidiary of the Company owns 16.4% of American Medical REIT Inc. (“AMRE”), a company concentrating on medical real estate. AMRE acquires state-of-the-art, purpose-built healthcare facilities and leases them to leading clinical operators with dominant market share under secure triple net leases. AMRE targets hospitals (both Critical Access and Specialty Surgical), Physician Group Practices, Ambulatory Surgical Centers, and other licensed medical treatment facilities. Chan Heng Fai, our CEO, is the executive chairman and director of AMRE. DSS, of which we own 48.9% and have significant influence over, owns 80.4% of AMRE. Therefore, the Company has significant influence on AMRE.

American Pacific Financial, Inc.

Pursuant to Securities Purchase Agreement from March 12, 2021 the Company purchased 4,775,523 shares of the common stock of American Pacific Financial Inc., formerly known as American Pacific Bancorp, Inc. (“APF”) and gained majority ownership in that entity. APF was consolidated into the Company under common control accounting. On September 8, 2021 APF sold 6,666,700 shares Series A Common Stock to DSS, Inc. for $40,000,200 cash. As a result of the new share issuances, the Company’s ownership percentage of APF fell below 50% to 41.3% (and subsequently to 36.9%) and the entity was deconsolidated in accordance with ASC 810-10. Upon deconsolidation the Company elected to apply the equity method accounting as the Company still retained significant influence. During the year ended December 31, 2024 the investment loss was $3,205,094. During the year ended December 31, 2023 the investment loss was $24,241,856. As of December 31, 2024 and 2023, the investment in APF was $4,221,296 and $7,426,390, respectively.

Ketomei Pte. Ltd.

On June 10, 2021 the Company’s indirect subsidiary Hapi Café Inc. lent $76,723 to Ketomei Pte. Ltd. (“Ketomei”). On March 21, 2022 HCI-T entered into an agreement pursuant to which the principal of the loan together with accrued interest were converted into an investment in Ketomei. At the same time, Hapi Cafe invested an additional $179,595 in Ketomei. After the conversion and fund investment HCI-T held 28% of Ketomei as of December 31, 2023. Ketomei is in the business of selling cooked food and drinks through a subscription model. At December 31, 2023, the Company wrote off the investment in Ketomei of $121,471, as the Company did not believe it was be able to recover this investment. On February 20, 2024, Hapi Cafe invested $312,064 for an additional 38.41% ownership interest in Ketomei by converting $312,064 of convertible loan. The loan was impaired at the year ended of December 31, 2023, therefore, $312,064 was transferred from impairment of convertible loan to impairment of equity method investment. After this additional investment, Hapi Cafe owns 55.65% (the Company owns indirectly 45.5%) of Ketomei’s outstanding shares and Ketomei is consolidated into the financial statements of the Company beginning on February 20, 2024.

D-14

Sentinel Brokers Company Inc.

On May 22, 2023 the Company’s indirect subsidiary, SeD Capital Pte Ltd (“SeD Capital”), entered into a Stock Purchase Agreement, pursuant to which SeD Capital purchased 39.8 shares (10.4%) of the Common Stock of Sentinel Brokers Company Inc. (“Sentinel”) for the aggregate purchase price of $279,719. Sentinel is a broker-dealer operating primarily as a fiduciary intermediary, facilitating institutional trading of municipal and corporate bonds as well as preferred stock, and is registered with the Securities and Exchange Commission, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and is a member of the Securities Investor Protection Corporation (“SIPC”). The Company has significant influence over Sentinel as our CEO holds a director position on Sentinel’s Board of Directors. Additionally, DSS, of which we own 48.9% and have significant influence over, owns 80.1% of Sentinel.  During the years ended December 31, 2024 and 2023, the investment loss in Sentinel was $15,013 and $154,956, respectively. Investment in Sentinel was $109,750 and $124,763 at December 31, 2024 and 2023, respectively.

Investment in Debt Securities

Debt securities are reported at fair value, with unrealized gains and losses (other than impairment losses) recognized in accumulated other comprehensive income or loss. Realized gains and losses on debt securities are recognized in the net income in the condensed consolidated statements of comprehensive income. The Company monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information.

On February 26, 2021, the Company invested approximately $88,599 in the convertible note of Vector Com Co., Ltd (“Vector Com”), a private company in South Korea. The interest rate of this note was 2% per annum. The conversion price was approximately $21.26 per common share of Vector Com. As of December 31, 2023, the management estimated the fair value of the note to be $77,307. The Company wrote off this loan on March 31, 2024.

Variable Interest Entity

Under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 810, Consolidation, when a reporting entity is the primary beneficiary of an entity that is a variable interest entity (“VIE”), as defined in ASC 810, the VIE must be consolidated into the financial statements of the reporting entity. The determination of which owner is the primary beneficiary of a VIE requires management to make significant estimates and judgments about the rights, obligations, and economic interests of each interest holder in the VIE.

The Company evaluates its interests in VIEs on an ongoing basis and consolidates any VIE in which it has a controlling financial interest and is deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact its economic performance; and (ii) the obligation to absorb losses of the VIE that could potentially be significant to it or the right to receive benefits from the VIE that could be significant to the VIE.

The Company identified Smart Reward Express Limited as a VIE and consolidated it into its financial statements.

D-15

Impact of Inflation

We believe that inflation has not had a material impact on our results of operations for the years ended December 31, 2024 and 2023. We cannot assure you that future inflation will not have an adverse impact on our operating results and financial condition.

Impact of Foreign Exchange Rates

The effect of foreign exchange rate changes on the intercompany loans (under ASC 830), which mostly consist of loans from Singapore to the United States and which were approximately $30 million and $23 million on December 31, 2024 and 2023, respectively, are the reason for the significant fluctuation of foreign currency transaction Gain or Loss on the Consolidated Statements of Operations and Other Comprehensive Income. Because the intercompany loan balances between Singapore and United States will remain at approximately $30 million over the next year, we expect this fluctuation of foreign exchange rates to still significantly impact the results of operations in the year 2025, especially given that the foreign exchange rate may and is expected to be volatile. If the amount of intercompany loan is lowered in the future, the effect will also be reduced. However, at this moment, we do not expect to repay the intercompany loans in the short term.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies.” Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of these exemptions until we are no longer an emerging growth company or until we affirmatively and irrevocably opt out of this exemption.

Controls and Procedures

We are not currently required to maintain an effective system of internal controls as defined by Section 404 of the Sarbanes-Oxley Act. Only in the event that we are deemed to be a large accelerated filer or an accelerated filer would we be required to comply with the independent registered public accounting firm attestation requirement. Further, for as long as we remain an emerging growth company as defined in the JOBS Act, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirement.

Management is responsible for the preparation and fair presentation of the financial statements included in this Report. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and reflect management’s judgment and estimates concerning effects of events and transactions that are accounted for or disclosed.

Management is also responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control over financial reporting includes those policies and procedures that pertain to our ability to record, process, summarize and report reliable data. Management recognizes that there are inherent limitations in the effectiveness of any internal control over financial reporting, including the possibility of human error and the circumvention or overriding of internal control. Accordingly, even effective internal control over financial reporting can provide only reasonable assurance with respect to financial statement presentation. Further, because of changes in conditions, the effectiveness of internal control over financial reporting may vary over time.

In order to ensure that our internal control over financial reporting is effective, management regularly assesses controls and did so most recently for its financial reporting as of December 31, 2024. This assessment was based on criteria for effective internal control over financial reporting described in the Internal Control Integrated Framework issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission. In connection with management’s evaluation of the effectiveness of our Company’s internal control over financial reporting as of December 31, 2024, management determined that our Company did not maintain effective controls over financial reporting due to having a limited staff. This limited number of staff prevents us from segregating duties within our internal control system; and restricts our ability to timely evaluate the accuracy and completeness of our financial statement disclosures. Management determined that the ineffective controls over financial reporting constitute a material weakness. To remediate such weaknesses, we plan to appoint additional qualified personnel with financial accounting, GAAP and SEC experience.

This Report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management’s report in this Report.

Properties

Our executive offices are located at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814, and our telephone number is (301) 971-3955.

Lakes at Black Oak

The Lakes at Black Oak property is located in Montgomery County in Magnolia, Texas. This property is located east of FM 2978 via Standard Road to Dry Creek Road and South of the Woodlands, one of the most successful, fastest growing master planned communities in Texas. This residential land development initially consisted of approximately 162 acres. On January 13, 2021, 150 CCM Black Oak, Ltd. purchased an approximately 6.3 acre tract of land in Montgomery County. The Company has sold off residential lots at this location. 150 CCM Black Oak, Ltd. is the primary developer responsible for all infrastructure development. This property is included in Harris County Improvement District #17.

The Company has retained four model lots within Section 1 of the property. The Company intends to enter into contract-build agreements with local, regional or national builders to construct single-family, for rent homes. These elevations and floor plans will be carefully selected to suit the for-rent tenants and/or for-sale customers. The Company will also reserve the right to sell these homes in the event this is deemed to be the highest and best use in the marketplace. The Company expects to complete these homes within the next twelve months.

Alset Villas

In 2021, our subsidiary Alset EHome Inc. acquired approximately 19.5 acres of partially developed land near Houston, Texas which was used to develop a community named Alset Villas (“Alset Villas”). Alset EHome Inc. was developing 63 lots at Alset Villas during 2023. On November 13, 2023 Alset EHome Inc. entered into a Contract for Purchase and Sale and Escrow Instructions with Century Land Holdings of Texas, LLC for the sale of all 63 lots. The sale closed in December of 2024.

D-16

Rental Properties

Investments in Single-Family Residential Properties

During 2021 and 2022 the Company signed multiple purchase agreements to acquire 132 homes in Montgomery and Harris Counties, Texas. By December 31, 2022, the acquisition of the 132 homes was completed with an aggregate purchase cost of $30,998,258.

In the first 96 of the 132 rental homes that were acquired, as a part of our commitment to advancing smart and healthy sustainable living, we installed Tesla PV solar panels and Powerwalls. In addition, we added technologies at many of the single-family rental homes such as (i) smart solar, thermostat, and energy usage controls; (ii) smart lighting controls; (iii) smart locks and security; and (iv) smart home automation devices. We believe these and other technologies will be attractive to renters.

Rental of Model Houses

In May 2023, the Company entered into a lease agreement with Rausch Coleman Homes for one of its model houses located in Montgomery County, Texas. The lease was terminated in February 2025. Management intends to procure a new tenant to occupy the premises after the office used for real estate sales is converted back to a garage in first quarter of 2025.

On July 14, 2023, 150 CCM Black Oak, Ltd. entered into a model home lease agreement with Davidson Homes, LLC (“Davidson”). On August 3, 2023, 150 CCM Black Oak, Ltd. entered into a development and construction agreement with Davidson Homes, LLC to build a model house located in Montgomery County, Texas. On January 4, 2024, 150 CCM Black Oak, Ltd. sent $220,076 to Davidson as reimbursement for final construction cost and the contractor’s fee. The model home lease commenced on January 1, 2024, the lease term is twenty-four (24) full months and annual base rent equals to twelve percentage (12%) of the total of the final cost of construction and the contractor’s fee.

Legal Proceedings

The Company is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated.

There are no material proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Management’s Discussion and Analysis of Financial Condition and Results of Operations from the Company’s Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2025

Business Overview

We are a diversified holding company principally engaged through our subsidiaries in the development of EHome communities and other real estate, financial services, digital transformation technologies, biohealth activities and consumer products with operations in the United States, Singapore, Hong Kong, Australia, South Korea and the People’s Republic of China. We manage a significant portion of our three principal businesses through our 85.8% owned subsidiary, Alset International, a public company traded on the Singapore Stock Exchange. Through this subsidiary (and indirectly, through other public and private U.S. and Asian subsidiaries), we are actively developing real estate projects near Houston, Texas in our real estate segment. In our digital transformation technology segment, we focus on serving business-to-business (B2B) needs in e-commerce, collaboration and social networking functions. Our biohealth segment includes the sale of consumer products. Alset Inc. and Alset International Limited collectively own 73.3% of HWH International Inc. (described in further detail below). We also have certain wholly owned subsidiaries that collectively own 132 single family residential rental properties in Montgomery and Harris Counties, Texas.

We also have minority ownership interests, including a 36.9% equity interest in American Pacific Financial, Inc., formerly known as American Pacific Bancorp Inc. (“APF”), a 43.6% equity interest in DSS Inc. (“DSS”), an indirect 48.7% equity interest in Value Exchange International Inc. (“VEII”), a 0.5% equity interest in American Premium Water Corporation (“APW”, d.b.a. New Electric CV Corporation, “NECV”), a 29% equity interest in Sharing Services Global Corporation (“SHRG”) and a 35.3% equity interest in Impact BioMedical Inc. (“IBO”). APF is a financial network holding company. DSS is a multinational company operating businesses with five divisions: product packaging, biotechnology, direct marketing, commercial lending, and securities and investment management. DSS Inc. is listed on the NYSE American (NYSE: DSS). Value Exchange International, Inc. is a provider of information technology services for businesses, and is traded on the OTCQB (OTCQB: VEII). Sharing Services Global Corporation (OTC Pink: SHRG), is a publicly traded company dedicated to building shareholder value by developing or acquiring businesses, products and technologies in the direct selling industry and other industries that augment the Company’s product and services portfolio, business competencies, and geographic reach. Impact BioMedical Inc. is focused on discovery, development, and commercialization of products and technologies to address unmet needs in human healthcare and wellness for specialty biopharmaceuticals, antivirals, antimicrobials, consumer healthcare, and wellness products in the United States. Impact BioMedical Inc. is listed on NYSE American (NYSE: IBO).

D-17

We generally acquire majority and/or control stakes in innovative and promising businesses that are expected to appreciate in value over time. Our emphasis is on building businesses in industries where our management team has in-depth knowledge and experience, or where our management can provide value by advising on new markets and expansion. We have at times provided a range of global capital and management services to these companies in order to gain access to Asian markets. We have historically favored businesses that improve an individual’s quality of life or that improve the efficiency of businesses through technology in various industries. We believe our capital and management services provide us with a competitive advantage in the selection of strategic acquisitions, which creates and adds value for our Company and our stockholders.

Additionally, the Company operates a portfolio of trading securities with the objective of generating profits from short-term fluctuations in market prices. The portfolio is actively managed, and securities are bought and sold with the intent to realize gains from price movements within a short-term horizon.

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision makers (the “CODMs”), or decision–making group, in deciding how to allocate resources and in assessing performance. The Company’s chief operating decision makers are the two Co-CEOs, who review and assess the performance of the Company as a whole. The Company reports its segment information to reflect the manner in which the CODMs review and assess performance. The Company has four operating segments based on the products and services we offer, which include three of our principal businesses – real estate, digital transformation technology and biohealth – as well as a fourth category consisting of certain other business activities. In determination of segments, the Company, together with its CODMs, considers factors that include the nature of business activities, allocation of resources and management structure.

The primary financial measures used by the CODMs to evaluate performance and allocate resources are net income (loss) and operating income (loss). The CODMs use net income (loss) and operating income (loss) to evaluate the performance of the Company’s ongoing operations and as part of the Company’s internal planning and forecasting processes. Information on net income (loss) and operating income (loss) is disclosed in the Consolidated Statements of Income. Segment expenses and other segment items are provided to the CODMs on the same basis as disclosed in the Consolidated Statements of Income.

The CODMs do not evaluate performance or allocate resources based on segment assets, and therefore such information is not presented in the Notes to the Financial Statements.

Recent Developments

Stock Compensation

On April 15, 2025, the Board of Directors (the “Board”) of the Company awarded Chairman and Chief Executive Officer Chan Heng Fai 1,000,000 restricted shares of the Company’s common stock (the “Shares”). The Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the Company’s 2025 Incentive Compensation Plan, as adopted on March 17, 2025. Under the terms and conditions of the award, the Shares may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of until April 15, 2026. The Shares are not part of Mr. Chan’s regular annual compensation and will not be awarded on a regularly recurring basis. As of the date of the issuance of the Shares, the fair value thereof was $840,000.

Notice from NASDAQ

On May 13, 2025, the Company received a letter from The Nasdaq Stock Market LLC indicating that the Company’s common stock had closed below the minimum $1.00 per share bid price requirement for 30 consecutive business days, and that the Company is therefore not in compliance with Nasdaq Listing Rule 5550(a)(2). The notification has no immediate effect on the listing of the Company’s common stock, and the Company has 180 calendar days to regain compliance with the minimum bid price requirement.

Consummation of the Merger of Alset Capital Acquisition Corp. and HWH International Inc.

On January 9, 2024, two entities affiliated with Alset Inc. completed a previously announced transaction. On September 9, 2022, Alset Capital Acquisition Corp., a Delaware corporation (“Alset Capital”) entered into an agreement and plan of merger (the “Merger Agreement”) with our indirect subsidiary HWH International Inc., a Nevada corporation (“HWH Nevada”) and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Alset Capital (“Merger Sub”). The Company and its 85.8% owned subsidiary Alset International own Alset Acquisition Sponsor, LLC, the sponsor (the “Sponsor”) of Alset Capital.

Pursuant to the Merger Agreement, on January 9, 2024, a Business Combination between Alset Capital and HWH Nevada was effected through the merger of Merger Sub with and into HWH Nevada, with HWH Nevada surviving the merger as a wholly owned subsidiary of Alset Capital (the “Merger”), and Alset Capital changing its name to HWH International Inc. (“New HWH”).

The total consideration paid at the closing of the Merger by New HWH to the shareholders of HWH Nevada was 12,500,000 shares of New HWH common stock. Alset International owned the majority of the outstanding shares of HWH Nevada at the time of the business combination, and received 10,900,000 shares of New HWH as consideration for its shares of HWH Nevada.

D-18

Following these transactions, HWH International Inc. is now a purpose-driven lifestyle company encompassing differentiated offerings from four core pillars: Hapi Marketplace, Hapi Cafe, Hapi Travel and Hapi Wealth Builder. HWH International Inc. seeks to develops new pathways to help people in their pursuit of Health, Wealth and Happiness. HWH International Inc. is listed on the Nasdaq under the symbol HWH.

Stock Purchase Agreement and Debt Conversion Agreements

On September 24, 2024, HWH entered into two (2) debt conversion agreements with creditors (each an “Agreement,” or collectively, the “Agreements”): (i) Alset International Limited (which is HWH’s majority stockholder); and (ii) Alset Inc. (which in turn is Alset International Limited’s majority stockholder). Each Agreement converts debt owed by HWH to the respective creditor into shares of HWH’s common stock.

Under the terms of their respective Agreements, Alset Inc. converted $300,000 of HWH’s debt into 476,190 shares of HWH’s common stock, and Alset International Limited converted $3,501,759 of HWH’s debt into 5,558,347 shares of HWH’s common stock. Under the Agreements, the debt conversions resulted in the issuance of newly issued shares of HWH’s common stock. The price at which the debt conversion was fixed was set at $0.63 per share of HWH common stock. Cumulatively, the newly issued shares contemplated by the Agreements represented 6,034,537 new shares of HWH’s common stock.

On September 26, 2024, Alset Inc. entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Company’s majority owned subsidiary, Alset International Limited. Pursuant to the Stock Purchase Agreement, the Company will purchase 6,500,000 shares (the “Shares”) of HWH International Inc. (the Nasdaq-listed company). As consideration for the Shares, the Company will issue a secured promissory note to Alset International Limited in the original principal amount of $4,095,000 (the “Promissory Note”). The Promissory Note bears an interest rate of 5% per annum and a maturity date of September 26, 2026, and will be secured by collateral specified in a security agreement (the “Security Agreement”), between the Company and Alset International Limited.

Our Chairman, Chief Executive Officer and majority stockholder, Chan Heng Fai, is also the Chairman and Chief Executive Officer of Alset International Limited and the Chairman of HWH. In addition, certain other members of our board are also officers and/or directors of Alset International Limited and HWH.

The closing of the transactions described herein was contingent upon the approval of the stockholders of Alset International Limited (which was approved on November 18, 2024) and the satisfaction of other closing conditions. The transactions closed on November 20, 2024.

Sale of Certain Lots

Agreement to Sell 142 Lots and 63 Lots

On November 13, 2023, 150 CCM Black Oak Ltd. (the “Seller”), a Texas Limited Partnership, entered into two Contracts for Purchase and Sale and Escrow Instructions (each an “Agreement,” collectively, the “Agreements”) with Century Land Holdings of Texas, LLC, a Colorado limited liability company (the “Buyer”). Pursuant to the terms of one of the aforementioned Agreements, the Seller agreed to sell approximately 142 single-family detached residential lots comprising a section of a residential community in the city of Magnolia, Texas known as the “Lakes at Black Oak.” On July 1, 2024, the Seller closed the sale of 70 of the lots contemplated by the Agreement, generating approximately $3.8 million. Pursuant to the other Agreement, the Seller agreed to sell 63 single-family detached residential lots in the city of Magnolia, Texas. In 2021, our subsidiary Alset EHome Inc. acquired approximately 19.5 acres of partially developed land near Houston, Texas which was used to develop a community named Alset Villas (“Alset Villas”). Alset EHome was in the process of developing the 63 lots at Alset Villas in 2023. The selling price of these lots was anticipated to equal approximately $3.3 million. The sale of the first 70 lots closed on July 1, 2024 generating approximately $3.8 million. The sale of the additional 72 lots closed on October 10, 2024 generating approximately $3.9 million. The sale of 63 lots at Alset Villas closed on December 16, 2024 generating approximately $3.8 million.

D-19

The Company has retained four model lots within Section 1 of the property. The Company intends to enter into contract-build agreements with local, regional or national builders to construct single-family, for rent homes. These elevations and floor plans will be carefully selected to suit the for-rent tenants and/or for-sale customers. The Company will also reserve the right to sell these homes in the event this is deemed to be the highest and best use in the marketplace. The Company expects to complete these homes within the next twelve months.

Issuance of Convertible Loans to Value Exchange International, Inc.

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000 (“2024 Credit Line”). Advances of the principal under the 3rd VEII Credit Agreement accrue simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII Common Stock; or (3) be repaid in a combination of cash and shares of VEII Common Stock. The principal amount of each Advance under the 3rd VEII Credit Agreement is due and payable on the third (3rd) annual anniversary of the date that the Advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date”). Prior to the Advance Maturity Date, unpaid interest accrued on any Advance shall be paid on the last business day of June and on the last business day of December of each year in which the Advance is outstanding and not converted into shares of VEII Common Stock. Company may prepay any Advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date without penalty or charge. At the time of this filing, the Company has not converted the Loan Amount.

VEII issued a Convertible Promissory Note (the “VEII Convertible Promissory Note”) for $30,000, dated as of March 28, 2025 to Alset Inc. as consideration for a loan in the same amount. This amount can be converted into shares of VEII pursuant to the terms of the VEII Convertible Promissory Note for a period of two years. In the event that Alset Inc. converts all or a portion of the indebtedness into shares of VEII Common Stock, the conversion price shall be $0.0166 per share. The fair value of this convertible note on March 31, 2025 was $28,543. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables). At the time of this filing, the Company has not converted the Loan Amount.

The Company currently owns a total of 21,179,275 shares (representing approximately 48.7%) of VEII.

Our founder, Chairman and Chief Executive Officer, Chan Heng Fai, and another member of the Board of Directors of Hapi Metaverse, Lum Kan Fai Vincent, are both members of the Board of Directors of VEII. In addition to Mr. Chan, two other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of VEII (Wong Shui Yeung and Wong Tat Keung).

Issuance of Convertible Loans to Sharing Services Global Corp.

On January 17, 2024, the Company received a Convertible Promissory Note (the “1st SHRG Convertible Note”) from Sharing Services Global Corp., an affiliate of the Company, in exchange for a $250,000 loan made by the Company to SHRG. The Company may convert a portion or all of the outstanding balance due under the 1st SHRG Convertible Note into shares of SHRG’s common stock at the average closing market price of SHRG stock within the last three (3) days from the date of conversion notice. The 1st SHRG Convertible Note bears a 10% interest rate and has a scheduled maturity six (6) months from the date of the 1st SHRG Convertible Note, or July 17, 2024. The terms of the note and maturity date were subsequently extended.

On March 20, 2024, the Company’s subsidiary HWH International Inc. entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a (i) Convertible Promissory Note (the “2nd SHRG Convertible Note) in the amount of $250,000, convertible into 148,810 shares of SHRG’s common stock at the option of HWH, and (ii) certain warrants exercisable into 148,810 shares of SHRG’s common stock at an exercise price of $1.68 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000. At the time of this filing, HWH has not converted any of the debt contemplated by the 2nd SHRG Convertible Note nor exercised any of the warrants.

D-20

On May 9, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “3rd SHRG Convertible Note”) in the amount of $250,000, convertible into 89,286 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $250,000. The 3rd SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 3rd SHRG Convertible Note. Additionally, upon signing the 3rd SHRG Convertible Note, SHRG owns the Company commitment fee of 8% of the principal amount, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 3rd SHRG Convertible Note.

On June 6, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “4th SHRG Convertible Note”) in the amount of $250,000, convertible into 89,286 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $250,000. The Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 4th SHRG Convertible Note. Additionally, upon signing the 4th SHRG Convertible Note, SHRG owns the Company commitment fee of 8% of the principal amount $20,000 in total, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 4th SHRG Convertible Note.

On August 13, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “5th SHRG Convertible Note”) in the amount of $100,000, convertible into 35,714 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $100,000. The 5th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 5th SHRG Convertible Note. Additionally, upon signing the 5th SHRG Convertible Note, SHRG owed the Company a commitment fee of 8% of the principal amount, $8,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 5th SHRG Convertible Note.

On January 15, 2025, HWH International Inc. (“HWH”) entered into a Loan Agreement (the “Loan Agreement”) with Sharing Services Global Corp., an affiliate of the Company (“SHRG”), under which HWH provided a loan to SHRG in the amount of $150,000. HWH may convert a portion or all of the outstanding balance due under the loan into shares of SHRG’s common stock at the average closing market price of SHRG stock within the last three (3) days from the date of maturity of the Loan Agreement, January 15, 2026. The Loan Agreement bears an 8% interest rate.

On March 31, 2025, HWH entered into a securities purchase agreement with the Issuer, pursuant to which the Issuer issued a convertible promissory note to HWH in the amount of $150,000 (the “6th SHRG Convertible Note”). The 6th SHRG Convertible Note is convertible into the Issuer’s common stock at $0.80 per share at HWH’s option until maturity three (3) years from the date of the securities purchase agreement. In addition, the Issuer granted HWH warrants exercisable into 937,500 shares of the Issuer’s common stock. The warrants may be exercised for three (3) years from the date of the securities purchase agreement at an exercise price of $0.85 per share.

Planned Acquisition of New Energy Asia Pacific Inc.

On December 13, 2023 the Company entered into a term sheet with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. The Company had agreed to purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc. (“NEAPI”), a corporation incorporated in the State of Nevada, for the consideration of $103,750,000, to be paid in the form of a convertible promissory note to be issued to the Seller. NEAPI owns 41.5% of the issued and outstanding shares of New Energy Asia Pacific Limited (“New Energy”), a Hong Kong corporation.

D-21

The parties have now mutually agreed to revise this agreement, and on May 8, 2025, the Company and the Seller entered into an Amended Term Sheet (the “Amended Term Sheet”). Under the terms of the Amended Term Sheet, the Company agreed to purchase from the Seller all of the outstanding shares of NEAPI through a stock purchase agreement for a purchase price of $83,000,000 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Convertible Note”). The Convertible Note shall have an interest rate of 1% per annum. Under the terms of the Convertible Note, the Seller may convert any outstanding principal and interest into shares of the Company’s common stock at $3.00 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

The Company anticipates entering into definitive agreements in the immediate future reflecting the terms set forth in the Amended Term Sheet. The closing of the transaction contemplated by the Amended Term Sheet will be subject to certain closing conditions, including receiving consent of the stockholders holding a majority of the Company’s issued and outstanding shares.

New Energy focuses on distributing all-electric versions of special-purpose and transportation vehicles, charging stations and batteries. The Company intends for this to be a strategic move, in line with the Company’s commitment to advancing sustainable and eco-friendly solutions for the future. The Seller is a member of the Board of Directors of New Energy and is a stockholder of New Energy.

Purchase of DSS Shares

On May 21, 2024, the Company entered into a Securities Purchase Agreement (the “DSS Securities Purchase Agreement”) with the Company’s Chairman and Chief Executive Officer, Chan Heng Fai, and Heng Fai Holdings Limited, a company wholly owned by Mr. Chan. Pursuant to the DSS Securities Purchase Agreement, the Company will purchase 982,303 shares of DSS Inc., a NYSE-listed company. These shares include 979,325 shares of DSS common stock to be acquired from Mr. Chan and 2,978 shares to be acquired from Heng Fai Holdings Limited (collectively, the “Shares”). The Shares represent approximately 13.9% of the total issued and outstanding shares of DSS as of the date hereof. As consideration for the Shares, the Company will issue a total of 3,316,488 shares of its common stock to Mr. Chan and Heng Fai Holdings Limited. The consideration to be paid for the Shares is based on the relevant market closing price of DSS common stock and the Company’s common stock as of May 3, 2024.

Approval of the transactions described herein was granted by the Board of Directors of the Company (“the Board”) during a meeting of the Board held on May 6, 2024. Mr. Chan and Chan Tung Moe, another member of the Board and the son of Mr. Chan, recused themselves from discussion and voting on the approval of such transaction and the acquisition of the DSS Shares.

The closing of the transactions contemplated by the DSS Securities Purchase Agreement remains subject to the approval of the Company’s stockholders and no objection from the Nasdaq.

D-22

Matters that May or Are Currently Affecting Our Business

In addition to the matters described above, the primary challenges and trends that could affect or are affecting our financial results include:

● Our ability to improve our revenue through cross-selling and revenue-sharing arrangements among our diverse group of companies;

● Our ability to identify complementary businesses for acquisition, obtain additional financing for these acquisitions, if and when needed, and profitably integrate them into our existing operations;

● Our ability to attract competent and skilled technical and sales personnel for each of our businesses at acceptable compensation levels to manage our overhead;

● Our ability to control our operating expenses as we expand each of our businesses and product and service offerings; and

● The effects of public health issues such as a major epidemic or pandemic, including the impact of COVID-19 on the economy and our business.

Results of Operations

Summary of Statements of Operations for the Three Months Ended March 31, 2025 and 2024

	Three- Months Ended
	March 31, 2025	March 31, 2024
Revenue	$1,068,303	$6,086,207
Operating Expenses	$(5,000,421)	$(8,352,720)
Other Expenses	$(5,529,826)	$(5,047,279)
Income Tax Expense	$(42,948)	$-
Net Loss	$(9,504,892)	$(7,313,792)

Revenue

The following tables set forth period-over-period changes in revenue for each of our reporting segments:

	Three-months Ended		Change
	March 31, 2025	March 31, 2024	Dollars	Percentage
Real Estate	$717,805	$5,752,994	$(5,035,189)	-88%
Biohealth	-	535	(535)	-100%
Other	350,498	332,678	17,820	5%
Total Revenue	$1,068,303	$6,086,207	$(5,017,904)	-82%

Revenue was $1,068,303 and $6,086,207 for the three months ended March 31, 2025 and 2024, respectively. The decrease in revenue is mainly caused by the fact that the remaining properties in the Lakes at Black Oak and Alset Villas projects were sold in 2024.

In late 2022 and early 2023, the Company entered into three contracts with builders to sell multiple lots from its Lakes at Black Oak project. The sales contemplated by these contracts were contingent on certain conditions which the parties to such contracts had to meet and were expected to generate approximately $23 million of funds from operations, not including certain expenses that the Company was required to pay. The sale of 335 lots closed in the first six months of 2023 generating approximately $18.1 million revenue. The sale of remaining lots closed on January 4, 2024 generating approximately $5.0 million revenue.

Revenue from rental business was $717,805 and $707,592 in the three months ended March 31, 2025 and 2024, respectively. The Company expects that the revenue from this business will continue to increase as we acquire more rental houses and successfully rent them.

The Company operates its biohealth segment in the South Korean market through one of the subsidiaries of HWH International Inc., HWH World Inc (“HWH World”). HWH World operates based on a direct sale model of health supplements. HWH World recognized $0 and $535 in revenue in the three months ended March 31, 2025 and 2024, respectively.

D-23

The category described as “Other” includes corporate and financial services, food and beverage business, digital transformation technology, and new venture businesses. “Other” includes certain costs that are not allocated to the reportable segments, primarily consisting of unallocated corporate overhead costs, including administrative functions not allocated to the reportable segments from global functional expenses.

The financial services, food and beverage businesses and new venture businesses are small and diversified, and accordingly they are not separately addressed as one independent category. In the three months ended March 31, 2025 and 2024, the revenue from other businesses was $350,498 and $332,678, respectively, generated by Korean, Singaporean and Chinese café shops and restaurants.

Cost of Revenues and Operating Expenses

The following tables sets forth period-over-period changes in cost of revenues for each of our reporting segments:

	Three-months Ended		Change
	March 31, 2025	March 31, 2024	Dollars	Percentage
Real Estate	$602,785	$4,533,660	$(3,930,875)	-87%
Biohealth	-	2,041	(2,041)	-100%
Other	174,744	122,666	52,078	42%
Total Cost of Revenues	$777,529	$4,658,367	$(3,880,838)	-83%

Cost of revenues decreased from $4,658,367 in the three months ended March 31, 2024 to $777,529 in the three months ended March 31, 2025. The decrease in cost of revenue is caused by the decrease in property sales from the Lakes at Black Oak project in 2025. The last lots in Lakes at Black Oak project were sold during 2024.

The gross margin decreased to $290,774 from $1,427,840 in the three months ended March 31, 2025 and 2024, respectively. The decrease of gross margin was caused by the decrease in sales in the Lakes at Black Oak Project.

The following tables sets forth period-over-period changes in operating expenses for each of our reporting segments.

	Three-months Ended		Change
	March 31, 2025	March 31, 2024	Dollars	Percentage
Real Estate	$1,144,805	$361,696	$783,109	217%
Biohealth	512,932	826,961	(314,029)	-38%
Digital Transformation Technology	163,554	163,707	(153)	0%
Other	2,401,601	2,341,990	59,611	3%
Total Operating Expenses	$4,222,892	$3,694,354	$528,538	14%

The increase of operating expenses in the first three months of 2025 compared to the same period of 2024 was mostly caused by recording impairment of goodwill and note receivable. Additionally, the Company has been notified by a purchaser of certain lots that they mistakenly overpaid by $450,000 in December 2024. The repayment of $450,000 was recorded in the Company’s books in the first quarter of 2025 as an expense.

D-24

Other Income (Expense)

In the three months ended March 31, 2025, the Company had other expense of $5,529,826 compared to other expense of $ 5,047,279 in the three months ended March 31, 2024. The loss/gain on foreign exchange transaction is the primary reason for the volatility in these two periods. Foreign exchange transaction loss was $1,409,102 in the three months ended March 31, 2025, compared to $1,193,636 gain in the three months ended March 31, 2024.

Net Loss

In the three months ended March 31, 2025 the Company had net loss of $9,504,892 compared to net loss of $7,313,792 in the three months ended March 31, 2024.

Liquidity and Capital Resources

Our real estate assets have decreased to $30,426,990 as of March 31, 2025 from $30,695,669 as of December 31, 2024. This decrease reflects depreciation expenses on the rental properties.

Our cash has decreased from $27,243,787 as of December 31, 2024 to $25,194,810 as of March 31, 2025. Our liabilities decreased from $6,563,126 at December 31, 2024 to $5,654,372 at March 31, 2025. Our total assets have decreased to $90,464,745 as of March 31, 2025 from $96,761,977 as of December 31, 2024 mainly due to decrease in cash and value of investment securities.

On April 17, 2019, SeD Maryland Development LLC entered into a Development Loan Agreement with Manufacturers and Traders Trust Company (“M&T Bank”) in the principal amount not to exceed at any one time outstanding the sum of $8,000,000, with a cumulative loan advance amount of $18,500,000. The line of credit bore interest rate on LIBOR plus 375 basis points. SeD Maryland Development LLC was also provided with a Letter of Credit (“L/C”) Facility in an aggregate amount of up to $900,000. The L/C commission is 1.5% per annum on the face amount of the L/C. Other standard lender fees apply in the event the L/C is drawn down. The loan is a revolving line of credit. The L/C Facility is not a revolving loan, and amounts advanced and repaid may not be re-borrowed. Repayment of the Loan Agreement is secured by a $2,600,000 collateral fund and a Deed of Trust issued to the Lender on the property owned by SeD Maryland. On March 15, 2022, approximately $2,300,000 was released from collateral, leaving approximately $300,000 as collateral for outstanding letters of credit. On December 14, 2023 approximately $201,751 was released from collateral, leaving approximately $100,000 as collateral for outstanding letters of credit.

On November 13, 2023, the Company entered into two Contracts for Purchase and Sale and Escrow Instructions (each an “Agreement,” collectively, the “Agreements”) with Century Land Holdings of Texas, LLC, a Colorado limited liability company (the “Buyer”). Pursuant to the terms of one of the aforementioned Agreements, the Seller agreed to sell approximately 142 single-family detached residential lots comprising a section of a residential community in the Lakes at Black Oak. The selling price of these lots was anticipated to equal approximately $7.4 million. Pursuant to the other Agreement, the Seller agreed to sell 63 single-family detached residential lots in the city of Magnolia, Texas. In 2021, our subsidiary Alset EHome Inc. acquired approximately 19.5 acres of partially developed land near Houston, Texas which was used to develop a community named Alset Villas. Alset EHome was in the process of developing the 63 lots at Alset Villas in 2023. The closing of the transactions described above depended on the satisfaction of certain conditions. On July 1, 2024, the Seller closed the sale of 70 of the lots contemplated by that certain Agreement, generating approximately $3.8 million. The sale of the remaining 72 lots at Lakes at Black Oak closed on October 10, 2024 generating approximately $3.9 million. The sale of 63 lots at Alset Villas closed on December 16, 2024 generating approximately $3.8 million.

The Company is entitled to receive certain developer reimbursements for the Lakes at Black Oak and Alset Villas projects. The Company expects that approximately $8 million of the receivable will be collected within the next twelve months.

The management believes that the available cash in bank accounts and favorable cash revenue from real estate projects are sufficient to fund our operations for at least the next 12 months.

D-25

Summary of Cash Flows for the Three Months Ended March 31, 2025 and 2024

	Three-months Ended
	2025	2024
Net cash used in operating activities	$(3,756,154)	$(1,509,247)
Net cash used in investing activities	$(461,505)	$(1,758,503)
Net cash provided by (used in) financing activities	$2,333,452	$(240,182)

Cash Flows from Operating Activities

Net cash used in operating activities was $1,509,247 in the first three months of 2024, as compared to net cash used in operating activities of $3,756,154 in the same period of 2025. Purchase of trading securities and paying off payables in 2025 were the main reason for the cash used in operating activities in that period.

Cash Flows from Investing Activities

Net cash used in investing activities was $1,758,503 in the first three months of 2024, as compared to net cash used in investing activities of $461,505 in the same period of 2025. In the three months ended March 31, 2025, the Company issued $479,297 in loans to related parties and spent $61,244 to purchase fixed assets. At the same time, we received $79,036 from repayment of related party loan. In the three months ended March 31, 2024 we invested $646,785 in marketable securities, issued $1,144,317 in loans to related parties and received $34,671 from repayment of related party notes receivable.

Cash Flows from Financing Activities

Net cash provided by financing activities was $2,333,452 in the three months ended March 31, 2025, compared to net cash used of $240,182 in the three months ended March 31, 2024. The cash provided by financing activities in the first three months of 2025 was from proceeds from issuing common stock of $2,613,526. In that same period, the Company repaid $280,074 of note payable. In the first three months of 2024 the Company borrowed $119,621 from a third party loan and repaid $359,803 of note payable.

Impact of Inflation

We believe that inflation has not had a material impact on our results of operations for the three months ended March 31, 2025 or the year ended December 31, 2024. We cannot assure you that future inflation will not have an adverse impact on our operating results and financial condition.

Impact of Foreign Exchange Rates

The effect of foreign exchange rate changes on the intercompany loans (under ASC 830), which mostly consist of loans from Singapore to the United States and which were approximately $30 million and $30 million on March 31, 2025 and December 31, 2024, respectively, are the reason for the significant fluctuation of foreign currency transaction Gain or Loss on the Condensed Consolidated Statements of Operations and Other Comprehensive Loss. Because the intercompany loan balances between Singapore and United States will remain at approximately $30 million over the next year, we expect this fluctuation of foreign exchange rates to still significantly impact the results of operations in 2025, especially given that the foreign exchange rate may and is expected to be volatile. If the amount of intercompany loan is lowered in the future, the effect will be reduced. However, at this moment, we do not expect to repay the intercompany loans in the short term.

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies.” Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of these exemptions until we are no longer an emerging growth company or until we affirmatively and irrevocably opt out of this exemption.

Seasonality

The real estate business is subject to seasonal shifts in costs as certain work is more likely to be performed at certain times of the year. This may impact the expenses of our subsidiary Alset EHome Inc. from time to time. In addition, should we commence building homes, we are likely to experience periodic spikes in sales as we commence the sales process at a particular location.

D-26

Annex E

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Alset Inc. and Subsidiaries

Bethesda, Maryland

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Alset Inc. and Subsidiaries, (the “Company”) as of December 31, 2024, and 2023, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2024, and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years for each of the years in the two-year period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

The Company has significant transactions with related parties which are described in Note 7 of the consolidated financial statements. Transactions involving related parties cannot be presumed to be carried out on an arm’s length basis, as the requisite condition of competitive, free market dealings may not exist.

GRASSI & CO., CPAs, P.C.

We have served as the Company’s auditor from 2022 to 2025.

Jericho, New York

March 31, 2025, except for Note 16 as to which the date is June 25, 2025

E-1

Alset Inc. and Subsidiaries

Consolidated Balance Sheets

	December 31, 2024	December 31, 2023
Assets:
Current Assets:
Cash and Cash Equivalents	$27,243,787	$26,921,727
Restricted Cash	939,939	967,566
Account Receivables, Net	75,646	77,517
Other Receivables, Net	6,251,219	2,576,454
Note Receivables - Related Parties, Net	1,679,822	1,693,946
Convertible Loan Receivables at Fair Value - Related Party	1,782,376	1,207,627
Prepaid Expense	207,483	253,689
Inventory	4,913	5,561
Investment in Securities at Fair Value	4,673,530	2,148,500
Investment in Securities at Fair Value - Related Party	12,342,624	11,869,920
Investment in Securities at Cost	17,462	54,512
Investment in Equity Method Securities	4,331,046	7,551,153
Deposits	210,495	133,063
Total Current Assets	59,760,342	55,461,235

Real Estate
Rental Properties	30,695,669	31,770,386
Properties under Development	-	10,366,766
Operating Lease Right-Of-Use Assets, Net	1,468,913	1,467,372
Deposits	272,281	337,606
Other Receivables - Long Term, Net	3,970,149	4,855,609
Cash and Marketable Securities Held in Trust Account	-	21,252,639
Goodwill	-	60,343
Property and Equipment, Net	594,623	742,072
Total Assets	$96,761,977	$126,314,028

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$3,605,863	$4,372,792
Deferred Underwriting Compensation	-	3,018,750
Deferred Revenue	-	2,100
Operating Lease Liabilities	531,885	673,049
Notes Payable	1,323,059	30,744
Notes Payable - Related Parties	15,794	16,869
Total Current Liabilities	5,476,601	8,114,304

Long-Term Liabilities:
Operating Lease Liabilities	993,284	826,214
Notes Payable	93,241	126,182
Total Liabilities	6,563,126	9,066,700

Commitments and Contingencies

Temporary Equity
Class A Common Stock of HWH International Inc. subject to possible redemption; 395,207 shares at approximately $51.76 per share as of December 31, 2023*	-	20,457,011

Stockholders’ Equity:
Preferred Stock, $0.001 par value; 25,000,000 shares authorized, none issued and outstanding	-	-
Common Stock, $0.001 par value; 250,000,000 shares authorized; 9,235,119 and 9,235,119 shares issued and outstanding on December 31, 2024 and 2023, respectively	9,235	9,235
Additional Paid in Capital	334,023,233	332,455,457
Accumulated Deficit	(251,851,540)	(247,885,656)
Accumulated Other Comprehensive Income	(849,862)	3,609,719
Total Alset Inc. Stockholders’ Equity	81,331,066	88,188,755
Non-controlling Interests	8,867,785	8,601,562
Total Stockholders’ Equity	90,198,851	96,790,317

Total Liabilities and Stockholders’ Equity	$96,761,977	$126,314,028

*	The common stock share amounts were adjusted retrospectively to reflect the 5-for-1 reverse stock split of HWH shares on February 24, 2025

See accompanying notes to consolidated financial statements.

E-2

Alset Inc. and Subsidiaries

Consolidated Statements of Operations and Other Comprehensive Loss

For the Years Ended December 31, 2024 and 2023

	2024	2023

Revenue
Rental	$2,891,807	$2,776,911
Property	16,716,377	18,186,750
Biohealth	-	12,758
Digital Transformation Technology - Related Party	-	28,117
Other	1,507,715	1,083,971
Total Revenue	21,115,899	22,088,507
Operating Expenses
Cost of Sales	12,782,624	14,576,209
General and Administrative	10,837,251	9,529,100
Impairment of Note Receivable, Goodwill, Equipment and Investment	1,613,100	855,852
Total Operating Expenses	25,232,975	24,961,161

Loss from Operations	(4,117,076)	(2,872,654)

Other Income (Expense)
Interest Income	491,414	394,553
Interest Income - Related Party	175,329	131,319
Interest Expense	(112,075)	(3,979)
Foreign Exchange Transaction Gain (Loss)	3,039,135	(697,286)
Unrealized Gain on Securities Investment	297,353	6,607,215
Unrealized Loss on Securities Investment - Related Party	(1,239,566)	(9,506,501)
Realized Gain (Loss) on Securities Investment	461,247	(11,375,747)
Loss on Equity Method Investment	(3,234,851)	(24,483,374)
Loss on Consolidation of Alset Capital Acquisition Corp.	-	(21,657,036)
Other Expense	(260,916)	-
Other Income	484,976	2,277,107
Total Other Income (Expense), Net	102,046	(58,313,729)

Net Loss Before Income Taxes	(4,015,030)	(61,186,383)

Income Tax Expense	(150,786)	(92,350)

Net Loss	(4,165,816)	(61,278,733)

Net Loss Attributable to Non-Controlling Interest	(199,932)	(2,332,352)

Net Loss Attributable to Common Stockholders	$(3,965,884)	$(58,946,381)

Net Loss	$(4,165,816)	$(61,278,733)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	(4,480,570)	(301,579)
Total Comprehensive Loss	(8,646,386)	(61,580,312)

Less Comprehensive Loss Attributable to Non-controlling Interests	(839,197)	(2,393,093)
Total Comprehensive Loss Attributable to Common Shareholders	(7,807,189)	(59,187,219)

Net Loss Per Share - Basic and Diluted	$(0.43)	$(6.52)

Weighted Average Common Shares Outstanding - Basic and Diluted	9,235,119	9,041,786

See accompanying notes to consolidated financial statements.

E-3

Alset Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

For Two Year Period Ended December 31, 2024

	Common Stock		Additional	Accumulated Other		Total Alset	Non-	Total
	Shares	Par Value $0.001	Paid in Capital	Comprehensive Income	Accumulated Deficit	Stockholders’ Equity	Controlling Interests	Stockholders’ Equity
Balance at January 1, 2022	7,422,846	$7,423	$322,534,891	$3,836,063	$(188,724,411)	$137,653,966	$11,009,149	$148,663,115

Issuance of Common Stock	1,812,273	1,812	3,432,109	-	-	3,433,921	-	3,433,921

Acquisition of Hapi Travel Limited under Common Control	-	-	-	-	(214,864)	(214,864)	-	(214,864)

Foreign Currency Translations	-	-	-	(240,838)	-	(240,838)	(60,741)	(301,579)

Change in Non-Controlling Interest	-	-	-	14,494	-	14,494	(14,494)	-

Gain from Conversion of VEII Promissory Note to Stock and Warrants	-	-	6,488,457	-	-	6,488,457	-	6,488,457

Net Loss	-	-	-	-	(58,946,381)	(58,946,381)	(2,332,352)	(61,278,733)

Balance at December 31, 2023	9,235,119	$9,235	$332,455,457	$3,609,719	$(247,885,656)	$88,188,755	$8,601,562	$96,790,317

Issuance of HWH Common Stock to EF Hutton for Deferred Underwriting Compensation	-	-	1,098,952	-	-	1,098,952	410,423	1,509,375

Gain from SHRG Convertible Notes and Warrants	-	-	211,091	-	-	211,091	76,721	287,812

Disposal of Hapi Travel Limited		-	257,733	-	-	257,733	-	257,733

Change in Non-Controlling Interest	-	-	-	(618,276)	-	(618,276)	618,276	-

Foreign Currency Translations	-	-	-	(3,841,305)	-	(3,841,305)	(639,265)	(4,480,570)

Net Loss	-	-	-	-	(3,965,884)	(3,965,884)	(199,932)	(4,165,816)

Balance at December 31, 2024	9,235,119	$9,235	$334,023,233	$(849,862)	$(251,851,540)	$81,331,066	$8,867,785	$90,198,851

See accompanying notes to consolidated financial statements.

E-4

Alset Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2024 and 2023

	2024	2023

Cash Flows from Operating Activities
Net Loss from Operations	$(4,165,816)	$(61,278,733)
Adjustments to Reconcile Net Loss to Net Cash Provided By Operating Activities:
Depreciation	1,228,136	1,217,017
Non-Cash Lease Expenses	1,185,489	1,092,146
Loss on Consolidation of Alset Capital Acquisition Corp.	-	21,657,036
Impairment of Note Receivable, Goodwill, Equipment and Investment	1,613,100	855,852
Foreign Transaction (Gain) Loss	(3,039,135)	697,286
Unrealized Gain on Securities Investment	(297,353)	(6,607,215)
Unrealized Loss on Securities Investment - Related Party	1,239,566	9,506,501
Realized (Gain) Loss on Securities Investment	(461,247)	11,375,747
Gain on Exchange of Investment Securities	-	(502,497)
Loss on Equity Method Investment	3,234,851	24,483,374
Changes in Operating Assets and Liabilities, net of acquisitions
Real Estate	10,366,766	13,082,932
Real Estate Reimbursement Receivable	(2,010,341)	(6,707,079)
Account Receivables	1,871	217,178
Other Receivables - Related Parties	(330,733)	(109,999)
Prepaid Expense	100,570	45,232
Deposits	(12,107)	3,108
Trading Securities	(2,095,867)	(752,406)
Inventory	336	32,149
Accounts Payable and Accrued Expenses	(260,146)	314,309
Deferred Revenue	(2,100)	(18,714)
Operating Lease Liabilities	(1,139,793)	(1,124,401)
Net Cash Provided by Operating Activities	5,156,047	7,478,823

Cash Flows from Investing Activities
Purchase of Fixed Assets	(102,749)	(29,105)
Purchase of Real Estate Improvements	-	(678,160)
Purchase of Investment Securities	(814,158)	(756,078)
Advance to Related Parties	(550,000)	-
Collection of Advance to Related Parties	467,107	-
Issuing Loan Receivable	(1,217,877)	-
Issuing Loan Receivable - Related Party	(1,811,881)	(3,338,081)
Collection of Loan Receivable - Related Party	151,096	2,672,438
Cash Withdrawn from Trust Account for Redemptions	21,102,871	-
Cash Withdrawn from Trust Account Available to the Company	243,897	-
Net Cash Provided by (Used in) Investing Activities	17,468,306	(2,128,986)

Cash Flows from Financing Activities
Proceeds from Common Stock Issuance	-	3,433,921
Deemed Distribution to Shareholder	-	(214,933)
Borrowing from a Commercial Loan	130,048	-
Repayment to Notes Payable	(446,260)	(31,499)
Repayment of Class A Common Stock	(21,102,871)	-
Net Cash (Used in) Provided by Financing Activities	(21,419,083)	3,187,489

Net Increase in Cash and Cash Equivalents and Restricted Cash	1,205,270	8,537,326
Effects of Foreign Exchange Rates on Cash and Cash Equivalents	(910,837)	830,064
Cash and Cash Equivalents and Restricted Cash - Beginning of Year	27,889,293	18,521,903
Cash and Cash Equivalents and Restricted Cash - End of Year	$28,183,726	$27,889,293

Cash and Cash Equivalents	$27,243,787	$26,921,727
Restricted Cash	$939,939	$967,566
Total Cash and Cash Equivalents and Restricted Cash	$28,183,726	$27,889,293

Supplementary Cash Flow Information
Cash Paid for Interest	$40,489	$3,979
Cash Paid for Taxes	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities
Initial Recognition of ROU / Lease Liability	$637,171	$911,308
Promissory Notes from HWH Investors	$16,160,000	$-
Issuance of HWH Common Stock to EF Hutton for Deferred Underwriting Compensation	$1,509,375	$-
Conversion of Ketomei Note Payable to Common Stock	$310,796	$-
Gain from SHRG Convertible Notes	$287,812	$-
Conversion of VEII Note Receivable to Common Stock	$-	$1,300,000
Gain on disposal of Hapi Travel	$257,733	$-
Warrants Received from VEII after Converting Note Receivable	$-	$6,488,457

See accompanying notes to consolidated financial statements.

E-5

Alset Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024 and 2023

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Alset Inc. (the “Company” or “AEI”), formerly known as Alset EHome International Inc. and HF Enterprises Inc., was incorporated in the State of Delaware on March 7, 2018 and 50 shares of common stock were issued to Chan Heng Fai, the founder, Chairman and Chief Executive Officer of the Company. On October 4, 2022, through a merger transaction, the Company was reincorporated in Texas. AEI is a diversified holding company principally engaged through its subsidiaries in the development of EHome communities and other real estate, financial services, digital transformation technologies, biohealth activities and consumer products with operations in the United States, Singapore, Hong Kong, Australia, South Korea, and the People’s Republic of China. The Company manages its principal businesses primarily through its subsidiary, Alset International Limited (“Alset International”), a company publicly traded on the Singapore Stock Exchange.

On November 24, 2020 the Company held its initial public offering and the Company’s common stock began trading on Nasdaq Capital Market. As a result, 108,000 shares were issued to public investors. The Company’s net proceeds from this offering were approximately $13.2 million.

On May 13, 2021, July 30, 2021, December 8, 2021, and February 8, 2023 the Company held follow up offerings of its common shares. As a result of the offerings, the Company issued a total of 5,101,897 shares to public investors. The Company’s net proceeds from these offerings were approximately $108 million.

On June 14, 2023, the Company’s subsidiary completed acquisition of Hapi Travel Limited (“HTL”), an online travel business started in Hong Kong and under common control of the Company. The accompanying consolidated financial statements include the operations of the acquired entity from its acquisition date. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition is initially allocated to the acquired assets and liabilities assumed based upon their estimated fair values on the acquisition date. The recorded amounts for assets acquired and liabilities assumed are provisional and subject to change during the measurement period, which is up to 12 months from the acquisition date. As a result of the acquisition of HTL, a deemed dividend of $214,174 was generated as a result of the business combination, which represents the purchase price of $214,993 in excess of identifiable equity. On December 17, 2024, this company was sold to HapiTravel Holding Pte. Ltd. for a consideration of $82,635 with $257,733 gain recognized for the deal. The disposal of HTL had immaterial impact on the Company’s financial statements.

The common control transaction described above resulted in the following basis of accounting for the financial reporting periods:

●	The acquisition of HTL was accounted for prospectively as of June 14, 2023 as this did not represent a change in reporting entity.
●	The acquisition of HTL was under common control and was consolidated in accordance with ASC 850-50. The consolidated financial statements were not retrospectively adjusted for the acquisition of HTL as of January 1, 2023 for comparative purposes because the historical operations of HTL were deemed to be immaterial to the Company’s consolidated financial statements.

As of December 31, 2024 and 2023, the total outstanding common shares of the Company were 9,235,119.

The Company has four operating segments based on the products and services we offer, which include three of our principal businesses – real estate, digital transformation technology and biohealth – as well as a fourth category consisting of certain other business activities.

E-6

Real Estate

The Company’s real estate segment is comprised of LiquidValue Development Inc. (“LiquidValue Development”) and American Home REIT Inc. (“AHR”).

In 2014, Alset International commenced operations developing property projects and participating in third-party property development projects. LiquidValue Development Inc., a 99.9%-owned subsidiary of Alset International, owns, operates and manages real estate development projects with a focus on land subdivision developments and home rental projects.

Development activities are generally contracted out, including planning, design and construction, as well as other work with engineers, surveyors, architects and general contractors. The developed lots are then sold to builders for the construction of new homes. LiquidValue Development’s primary real estate project is a subdivision development project near Houston, Texas, known as Lakes at Black Oak.

Through 2022, the Company, mostly through AHR, purchased from builders 132 homes in different communities in Texas. The Company rents these homes to tenants. The Company pursued this new endeavor in part to improve cash flow and smooth out the inconsistencies of income in residential land development. In 2023 and 2024 AHR was the owner of most of our single-family rental homes.

Digital Transformation Technology

The Company’s digital transformation technology segment is comprised of Hapi Metaverse Inc. and its subsidiaries. The Company’s digital transformation technology business is involved in mobile application, product development and other businesses, providing information technology services to end-users, service providers and other commercial users through multiple platforms. This technology platform consists of instant messaging systems, social media, e-commerce and payment systems, direct marketing platforms, e-real estate, brand protection and counterfeit and fraud detection. Hapi Metaverse Inc. (“Hapi Metaverse”), our 99.7%-owned subsidiary, focuses on business-to-business solutions such as enterprise messaging and workflow. Through Hapi Metaverse, the Company has successfully implemented several strategic platform developments for clients, including a mobile front-end solution for network marketing, a hotel e-commerce platform for Asia and a real estate agent management platform in China.

Biohealth

The Company’s biohealth segment is comprised of HWH International Inc. and its subsidiaries and is committed to both funding research and developing and selling products that promote a healthy lifestyle.

In October 2019, the Company expanded its biohealth segment into the Korean market through one of the subsidiaries of HWH International Inc., HWH World Inc (“HWH World”). HWH World is in the business of sourcing and distributing dietary supplements and other health products through its network of members in the Republic of Korea. HWH World generates product sales via its direct sale model as products are sold to its members. Through the use of a Hapi Gig platform that combines e-commerce, social media and a customized rewards system, HWH Korea equips, trains and empowers its members. We compete with numerous direct sales companies in South Korea. HWH World recognized $0 and $12,758 in revenue in the years ended December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, the deferred revenue from biohealth segment was $0 and $0, respectively.

The Company hold 39.7% ownership in Impact BioMedical Inc. (“Impact BioMedical”). Impact BioMedical is focused on discovery, development, and commercialization of products and technologies to address unmet needs in human healthcare and wellness for specialty biopharmaceuticals, antivirals, antimicrobials, consumer healthcare, and wellness products in the United States.

Other Business Activities

In addition to the segments identified above, the Company provides corporate strategy and business development services, food and beverage services, asset management services, corporate restructuring and leveraged buy-out expertise. These service offerings build relationships with promising companies for potential future collaboration and expansion. We believe that our other business activities complement our three principal businesses.

E-7

The Company’s other business activities segment is primarily comprised of Alset International, SeD Capital Pte. Ltd., BMI Capital Partners International Limited, Singapore Construction & Development Pte. Ltd. and food and beverage part of HWH International Inc.

The Company, through Alset F&B One Pte. Ltd. (“Alset F&B One”) and Alset F&B (PLQ) Pte. Ltd. (“Alset F&B PLQ”) each acquired a restaurant franchise licenses at the end of 2021 and 2022, respectively, both of which have since commenced operations. These licenses will allow Alset F&B One and Alset F&B PLQ each to operate a Killiney Kopitiam restaurant in Singapore. Killiney Kopitiam, founded in 1919, is a Singapore-based chain of mass-market, traditional kopitiam style service cafes selling traditional coffee and tea, along with a range of local delicacies such as Curry Chicken, Laksa, Mee Siam, and Mee Rebus.

The Company, through Hapi Café Inc. (“HCI-T”), commenced operation of two cafés during 2022 and 2021, which are located in Singapore and South Korea.

The cafes are operated by subsidiaries of HCI-T, namely Hapi Café SG Pte. Limited (“HCSG”) in Singapore and Hapi Café Korea Inc. (“HCKI”) in Seoul, South Korea. Hapi Cafes are distinctive lifestyle café outlets that strive to revolutionize the way individuals dine, work, and live, by providing a conducive environment for everyone to relish the four facets – health and wellness, fitness, productivity, and recreation all under one roof.

In February of 2024, HCI-T acquired an additional café in South Korea.

In 2023, the Company incorporated new subsidiaries Guangdong LeFu Wealth Investment Consulting Co., Ltd. (f.k.a. Shenzhen Leyouyou Catering Management Co., Ltd.) and Dongguan Leyouyou Catering Management Co., Ltd. in the People’s Republic of China. These companies will be principally engaged in the food and beverage business in Mainland China.

Additionally, through its subsidiary Hapi Group HK Limited (f.k.a. MOC HK Limited), the Company is focusing on operating café business in Hong Kong. This business was acquired on October 5, 2022. During the acquisition, a goodwill of $60,343 had been generated for the Company. The café was closed on September 16, 2024 and the goodwill was impaired during the year ended December 31, 2024.

In the second quarter of 2024, the Company ceased operations of its subsidiary Alset F&B (PLQ) Pte. Ltd. Due to the closure of this subsidiary the Company wrote off $5,820 of fixed assets, which is included in general and administrative expenses and recorded a gain on termination of lease of $246, which is included in other income on the Company’s Statement of Operations for the year ended December 31, 2024.

In addition to above, the Company operates a portfolio of trading securities with the objective of generating profits from short-term fluctuations in market prices. The portfolio is actively managed, and securities are bought and sold with the intent to realize gains from price movements within a short-term horizon.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and following the requirements of the Securities and Exchange Commission (“SEC”).

The consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

E-8

The Company’s consolidated financial statements include the financial positions, results of operations and cash flows of the following entities as of December 31, 2024 and 2023, as follows:

		Attributable interest
	State or other jurisdiction of	as of,
Name of subsidiary consolidated under AEI	incorporation or organization	December 31, 2024	December 31, 2023
		%	%
Alset Global Pte. Ltd.	Singapore	100	100
Alset Business Development Pte. Ltd.	Singapore	100	100
Global eHealth Limited	Hong Kong	100	100
Alset International Limited	Singapore	85.7	85.5
Singapore Construction & Development Pte. Ltd.	Singapore	85.7	85.5
Singapore Construction Pte. Ltd.	Singapore	85.7	85.5
Global BioMedical Pte. Ltd.	Singapore	85.7	85.5
Health Wealth Happiness Pte. Ltd.	Singapore	81.1	74.6
SeD Capital Pte. Ltd.	Singapore	85.7	85.5
LiquidValue Asset Management Pte. Ltd.	Singapore	85.7	85.5
Alset Solar Limited	Hong Kong	85.7	85.5
Alset F&B One Pte. Ltd.	Singapore	73.0	67.1
BMI Capital Partners International Limited	Hong Kong	85.7	85.5
SeD Perth Pty Ltd	Australia	85.7	85.5
SeD Intelligent Home Inc.	United States of America	85.7	85.5
LiquidValue Development Inc.	United States of America	85.7	85.4
Alset EHome Inc.	United States of America	85.7	85.4
SeD USA, LLC	United States of America	85.7	85.4
150 Black Oak GP, Inc.	United States of America	85.7	85.4
SeD Development USA Inc.	United States of America	85.7	85.4
150 CCM Black Oak, Ltd.	United States of America	85.7	85.4
SeD Texas Home, LLC	United States of America	100	100
SeD Ballenger, LLC	United States of America	85.7	85.4
SeD Maryland Development, LLC	United States of America	71.6	71.4
SeD Development Management, LLC	United States of America	72.8	72.6
SeD Builder, LLC	United States of America	-	85.4
Hapi Metaverse Inc. (f.k.a. GigWorld Inc.)	United States of America	99.6	99.6
HotApp BlockChain Pte. Ltd.	Singapore	99.6	99.6
HotApp International Limited	Hong Kong	99.6	99.6
SeD REIT Inc.	United States of America	-	85.4
HWH World Inc.	United States of America	-	74.6
HWH World Pte. Ltd.	Singapore	81.1	74.6
UBeauty Limited	Hong Kong	85.7	85.5
HWH World Limited	Hong Kong	81.1	74.6
HWH World Inc.	South Korea	81.1	74.6
Alset Energy Inc.	United States of America	-	85.5
BioHealth Water Inc.	United States of America	85.7	85.5
Hapi Robot Pte. Ltd. (f.k.a. Impact BioHealth Pte. Ltd.)	Singapore	85.7	85.5
American Home REIT Inc.	United States of America	100	100
Alset Solar Inc.	United States of America	-	68.3
HWH KOR Inc.	United States of America	-	74.6
Alset Capital Inc. (f.k.a. OpenBiz Inc.)	United States of America	-	100
Hapi Cafe Inc.	Texas, United States of America	81.1	74.6
HWH (S) Pte. Ltd.	Singapore	85.7	85.5
LiquidValue Development Pte. Ltd.	Singapore	100	100
LiquidValue Development Limited	Hong Kong	100	100
Alset F&B Holdings Pte. Ltd.	Singapore	81.1	74.6

E-9

Credas Capital Pte. Ltd.	Singapore	64.2		64.1
Credas Capital GmbH	Switzerland	64.2		64.1
Smart Reward Express Limited	Hong Kong	49.8	*	74.1
AHR Texas Two, LLC	United States of America	100		100
AHR Black Oak One, LLC	United States of America	85.7		85.4
AHR Texas Three, LLC	United States of America	100		100
Hapi Cafe Korea Inc.	South Korea	81.1		74.6
Alset Management Group Inc.	United States of America	-		77.0
Alset Acquisition Sponsor, LLC	United States of America	93.5		93.5
HWH International Inc. (f.k.a. Alset Capital Acquisition Corp.)	Delaware, United States of America	81.1		53.7
Alset Spac Group Inc.	United States of America	93.5		93.5
Hapi Travel Pte. Ltd.	Singapore	81.1		74.6
Hapi WealthBuilder Pte. Ltd.	Singapore	81.1		74.6
Alset eVehicle Pte. Ltd.	Singapore	-		85.5
Hapi iRobot Pte. Ltd. (f.k.a. Hapi Marketplace Pte. Ltd.) (f.k.a. HWH Marketplace Pte. Ltd.)	Singapore	81.1		74.6
HWH International Inc.	Nevada, United States of America	81.1		74.6
Hapi Cafe SG Pte. Ltd.	Singapore	81.1		74.6
Alset Reits Inc.	United States of America	-		100
HWH Merger Sub, Inc.	United States of America	-		53.7
Hapi Metaverse Inc.	Texas, United States of America	-		99.6
Hapi Cafe Limited	Hong Kong	99.6		99.6
Hapi Group HK Limited (f.k.a. MOC HK Limited)	Hong Kong	99.6		99.6
AHR Texas Four, LLC	United States of America	100		100
Alset F&B (PLQ) Pte. Ltd.	Singapore	-		74.6
NewRetail-AI Inc.	United States of America	-		99.6
Hapi Robot Service Pte. Ltd. (f.k.a. Hapi Acquisition Pte. Ltd.)	Singapore	99.6		99.6
Hapi Travel Limited	Hong Kong	-		99.6
Guangdong LeFu Wealth Investment Consulting Co., Ltd. (f.k.a. Shenzhen Leyouyou Catering Management Co., Ltd.)	China	99.6		99.6
Dongguan Leyouyou Catering Management Co., Ltd.	China	99.6		99.6
GuangZhou Leyouyou Catering Management Co., Ltd	China	99.6		99.6
Robot Ai Trade Pte. Ltd.	Singapore	85.7		85.5
Ketomei Pte. Ltd.	Singapore	39.7	*	-
Hapi MarketPlace Inc.	United States of America	81.1		-
Hapi Café Co., Ltd.	Taiwan	99.6		-
Hapi Home Inc.	United States of America	81.1		-
Hapi Robot Inc.	United States of America	72.3		-

*	Although the Company indirectly holds percentage of shares of these entities less than 50%, the subsidiaries of the Company directly hold more than 50% of shares of these entities, and therefore, they are still consolidated into the Company.

During the year ended December 31, 2024, the Company disposed of few subsidiaries which had no or very minimal activities. The disposal of these entities had immaterial effect on the Company’s consolidated financial statements.

E-10

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, but are not limited to, allowance for doubtful accounts, valuation of real estate assets, allocation of development costs and capitalized interest to sold lots, fair value of the investments, the valuation allowance of deferred taxes, and contingencies. Actual results could differ from those estimates.

In our property development business, land acquisition costs are allocated to each lot based on the area method, the size of the lot compared to the total size of all lots in the project. Development costs and capitalized interest are allocated to lots sold based on the total expected development and interest costs of the completed project and allocating a percentage of those costs based on the selling price of the sold lot compared to the expected sales values of all lots in the project.

If allocation of development costs and capitalized interest based on the projection and relative expected sales value is impracticable, those costs would be allocated based on area method.

When the Company purchases properties but does not receive the assessment information from the county, the Company allocates the values between land and building based on the data of similar properties. The Company makes appropriate adjustments once the assessment from the county is received. At the same time, any necessary adjustments to depreciation expense are made in the income statement. On December 31, 2024 and 2023, the Company adjusted $0 and $951,349 between building and land, respectively. During the years ended December 31, 2024 and 2023, the Company adjusted depreciation expenses of $0 and $17,525, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. Cash and cash equivalents include cash on hand and at the bank and short-term deposits with financial institutions that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in values.

Restricted Cash

As a condition to the loan agreement with the Manufacturers and Traders Trust Company (“M&T Bank”), the Company was required to maintain a minimum of $2,600,000 in an interest-bearing account maintained by the lender as additional security for the loans. The fund was required to remain as collateral for the loan and outstanding letters of credit until the loan and letters of credit are paid off in full and the loan agreement is terminated. The loan has expired during 2022 and only letters of credit were outstanding as of December 31, 2024 and 2023. On March 15, 2022 approximately $2,300,000 was released from collateral. On December 14, 2023 additional $201,751 was released from collateral. As of December 31, 2024 and 2023, the total balance of this account was $107,874 and $107,767, respectively.

The Company puts funds into a brokerage account specifically for equity investment. As of December 31, 2024 and 2023, the cash balance in that brokerage account was $832,065 and $859,799, respectively.

Investments Held in Trust Account

At December 31, 2024 and 2023, the Company had approximately $0 and $21.0 million, respectively, in investments in treasury securities held in the Trust Account. The funds in the Trust Account were subject to redemption by investors of HWH International Inc. (formerly known as Alset Capital Acquisition Corp.) The funds in Trust Account were valued at Level 1 observable input.

E-11

Account Receivables and Allowance for Credit Losses

Account receivables is recorded at invoiced amounts net of an allowance for credit losses and do not bear interest. The allowance for credit losses is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The measurement and recognition of credit losses involves the use of judgment. Management’s assessment of expected credit losses includes consideration of current and expected economic conditions, market and industry factors affecting the Company’s customers (including their financial condition), the aging of account balances, historical credit loss experience, customer concentrations, customer creditworthiness, and the existence of sources of payment. The Company also establishes an allowance for credit losses for specific receivables when it is probable that the receivable will not be collected and the loss can be reasonably estimated. Account receivables considered uncollectible are charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. As of December 31, 2024 and 2023, the allowance for credit losses was an immaterial amount. The Company does not have any off-balance sheet credit exposure related to its customers. As of December 31, 2024 and 2023, the balance of account receivables was $75,646 and $77,517, respectively.

Other Receivables and Allowance for Credit Losses

Other receivables include developer reimbursements for Lakes at Black Oak and Alset Villas projects. The Company records an allowance for credit losses based on previous collection experiences, the creditability of the organizations that are supposed to reimburse us, the forecasts from the third-party engineering company and Moody’s credit ratings. The allowance amount for these reimbursements was immaterial at December 31, 2024 and 2023.

On January 9, 2024, the Company sold 320,000 shares of HWH International Inc. (“HWH”) to two investors (160,000 shares to each). The consideration for each of the two purchases of stock was $8,000,000, which was paid through the issuance of promissory notes at the purchase price of $50 per share. These promissory notes carry interest of 1.5% and have maturity dates two years from the date of the notes. Each investor also entered into a Security Agreement. Security interest in the brokerage account into which each investor deposited the Shares (the “Collateral”) shall in each case serve as security for the Company’s repayment of their respective promissory notes, and repossession of such Collateral by the Company shall be the sole recourse for non-payment. On December 31, 2024, HWH’s stock price was $0.64. The Company does not expect that investors will repay the promissory notes when due, as the value of the shares is significantly lower than the original purchase price of $50 per share. The Company expects that all the shares will be returned to the Company at the notes’ maturity date and the notes will be canceled as well. Accordingly, the Company has not recognized the receivable or any gain or loss related to the transaction.

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method and includes all costs in bringing the inventories to their present location and condition. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs necessary to make the sale. As of December 31, 2024 and 2023, inventory consisted of finished goods from subsidiaries of HWH International Inc. and Hapi Metaverse Inc. The Company continuously evaluates the need for reserve for obsolescence and possible price concessions required to write-down inventories to net realizable value.

Investment Securities

Investment Securities at Fair Value

The Company commonly holds investments in equity securities with readily determinable fair values, equity investments without readily determinable fair values, investments accounted for under the equity method, and investments at cost. Certain of the Company’s investments in marketable equity securities and other securities are long-term, strategic investments in companies that are in various stages of development.

E-12

The Company accounts for certain of its investments in equity securities in accordance with ASU 2016-01 Financial Instruments—Overall (Subtopic 825- 10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). In accordance with ASU 2016-01, the Company records all equity investments with readily determinable fair values at fair value calculated by the publicly traded stock price at the close of the reporting period. Amarantus BioScience Holdings (“AMBS”) is a publicly traded company. The Company does not have significant influence over AMBS as the Company holds approximately 4.3% of the common shares of AMBS. The stock fair value is determined by quoted stock prices.

On April 12, 2021, the Company acquired 6,500,000 common shares of Value Exchange International, Inc. (“Value Exchange International” or “VEII”), an OTC listed company, for an aggregate subscription price of $650,000. On October 17, 2022 the Company purchased additional 7,276,163 common shares of VEII for an aggregate purchase price of $1,743,734. On September 6, 2023, the Company converted $1,300,000 of VEII loan into 7,344,632 common shares. After these transactions, the Company owns approximately 48.7% of VEII and exercises significant influence over it. Our Chief Executive Officer, Chan Heng Fai, is also an owner of the common stock of VEII (not including any common shares we hold). Additionally, certain members of our board of directors serve as directors of Value Exchange International. The stock’s fair value is determined by quoted stock prices.

On January 27, 2023, the Company and New Electric CV Corporation (together with the Company, the “Lenders”) entered into a Convertible Credit Agreement (the “First Credit Agreement”) with VEII. The First Credit Agreement provides VEII with a maximum credit line of $1,500,000 with simple interest accrued on any advances of the money under the First Credit Agreement at 8%. The First Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII’s Common Stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price”. In the event that a Lender elects to convert any portion of an Advance into shares of VEII Common Stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII’s Common Stock issued in a Conversion (“Warrants”). Each Warrant will entitle the Lender to purchase one (1) share of Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. On February 23, 2023, the Company’s subsidiary Hapi Metaverse Inc. loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the First Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII Common Stock.

On September 6, 2023, the Company converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s Common Stock. Under the terms of the First Credit Agreement, Hapi Metaverse received Warrants to purchase a maximum of 36,723,160 shares of VEII’s Common Stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance.

On December 14, 2023, Hapi Metaverse entered into a Convertible Credit Agreement (“Second Credit Agreement”) with VEII. On December 15, 2023, the Company loaned VEII $1,000,000. The Second Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the Second Credit Agreement, as amended, this amount can be converted into VEII’s Common Shares pursuant to the terms of the Second Credit Agreement for a period of three years. In the event that Hapi Metaverse converts this loan into shares of VEII’s Common Stock, the conversion price shall be $0.045 per share. In the event that Hapi Metaverse elects to convert any portion of the loan into shares of VEII’s Common Stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to Hapi Metaverse five (5) detachable warrants for each share of VEII’s Common Stock issued in a conversion (“Warrants”). Each Warrant will entitle the Company to purchase one (1) share of VEII’s Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. At the time of this filing, the Company has not converted the Loan Amount.

Our Chairman, Chan Heng Fai and a member of the Board of Directors of Hapi Metaverse, Lum Kan Fai Vincent, are both members of the Board of Directors of VEII. In addition to Mr. Chan, three other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of VEII (Wong Shui Yeung, Wong Tat Keung and Lim Sheng Hon, Danny). The Company currently owns a total of 21,179,275 shares (representing approximately 48.55%) of VEII.

E-13

The Company has a portfolio of trading securities. The objective is to generate profits on short-term differences in market prices. The Company does not have significant influence over any trading securities in our portfolio and fair value of these trading securities are determined by quoted stock prices.

The Company has elected the fair value option for the equity securities noted below that would otherwise be accounted for under the equity method of accounting. DSS Inc., American Premium Water Corporation (“APW”, d.b.a. New Electric CV Corporation, “NECV”), Value Exchange International Inc., Sharing Services Global Corp. (“SHRG”) and Impact Biomedical Inc. (“Impact”) are publicly traded companies and fair value is determined by quoted stock prices. The Company has significant influence but does not have a controlling interest in these investments, and therefore, the Company’s investment could be accounted for under the equity method of accounting or under fair value accounting.

The Company has significant influence over DSS as we owned approximately 48.9% of the common stock of DSS as of December 31, 2024, and our Chief Executive Officer, Chan Heng Fai, is an owner of additional common stock of DSS (not including any common or preferred shares we hold). In addition, our Chief Executive Officer is the Chairman of the Board of Directors of DSS. Apart from Chan Heng Fai, two other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of DSS (Chan Tung Moe, our Co-Chief Executive Officer and a son of Chan Heng Fai, and Lim Sheng Hon, Danny). The Company did not have a controlling interest and therefore the Company’s investment would be accounted for under equity method accounting or we could elect the fair value option accounting.

The Company has significant influence over APW as the Company holds approximately 0.5% of the common shares of APW. Additionally, our Chief Executive Officer, Chan Heng Fai, is the majority owner of the common stock of APW (not including any common shares we hold). The Company did not have a controlling interest and therefore the Company’s investment would be accounted for under equity method accounting or we could elect the fair value option accounting.

The Company has significant influence over SHRG as the Company holds approximately 29.0% of the common shares of SHRG, our Chief Executive Officer holds a director and chairman position on SHRG’s Board of Directors and three of the directors of the Company are the directors of SHRG. Additionally, our Chief Executive Officer is a significant stockholder of SHRG shares.

On August 8, 2023, DSS Inc. distributed shares of Impact Biomedical Inc., beneficially held by DSS, in the form of a dividend to the shareholders of DSS common stock. As a result of this distribution, the Company and its majority owned subsidiaries received 4,568,165 shares of Impact, representing 39.7% of the issued and outstanding shares of Impact’s common stock. Each share of Impact distributed as part of the distribution is not eligible for resale until 180 days from the date Impact’s initial public offering becomes effective under the Securities Act, subject to the discretion of DSS to lift the restriction sooner. On September 17, 2024, Impact completed its Initial Public Offering and its shares started to trade on New York Stock Exchange. Based on the management’s analysis, the fair value of Impact shares was approximately $0 at the distribution date and December 31, 2023. The Company did not have a controlling interest and therefore the Company’s investment would be accounted for under equity method accounting or we could elect the fair value option accounting.

The Company has elected the fair value options for the equity securities noted above that would otherwise be accounted for under the equity method of accounting to better match the measurement of assets and liabilities in the Consolidated Statements of Operations. DSS, VEII, SHRG and Impact are publicly traded companies and fair value of these equity investments is determined by the quoted stock prices. On December 31, 2024 and 2023, the fair value (calculated by market trading prices on the end dates of the periods) of total held equity stock of DSS, VEII, SHRG and Impact was $11,028,405 and $9,381,636, respectively.

On July 17, 2020, the Company purchased 122,039,000 shares, approximately 0.5% ownership, and 1,220,390,000 warrants with an exercise price of $0.0001 per share, from APW, for an aggregated purchase price of $122,039. We value APW warrants under level 3 category through a Black Scholes option pricing model and the fair value of the warrants from APW were $860,342 as of July 17, 2020, the purchase date and $973 and $430 as of December 31, 2024 and 2023, respectively.

E-14

The changes in the fair values of the investment were recorded directly to accumulated other comprehensive income (loss). Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

Investment Securities at Cost

Investments in equity securities without readily determinable fair values are measured at cost minus impairment adjusted by observable price changes in orderly transactions for the identical or a similar investment of the same issuer. These investments are measured at fair value on a nonrecurring basis when there are events or changes in circumstances that may have a significant adverse effect. An impairment loss is recognized in the consolidated statements of comprehensive income equal to the amount by which the carrying value exceeds the fair value of the investment.

On September 8, 2020, the Company’s indirect subsidiary, Hapi Robot Pte. Ltd. (f.k.a. Impact Biohealth Pte. Ltd.) acquired 1,666 shares, approximately 1.45% ownership, from Nervotec Pte Ltd (“Nervotec”), a private company, at the purchase price of $36,628. The Company applied ASC 321 and measured Nervotec at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. As of December 31, 2024, the value of the investment in Nervotec is $589, as the Company wrote off $37,287 of this investment.

On September 30, 2020, the Company’s former indirect subsidiary, HWH Global Inc. (f.k.a. HWH International Inc.) acquired 3,800 shares, approximately 19% ownership, from HWH World Company Limited (f.k.a. Hyten Global (Thailand) Co., Ltd.) (“HWH World Co.”), a private company, at a purchase price of $42,562. HWH Global Inc. was sold on December 31, 2023.

On May 31, 2021, the Company’s indirect subsidiary, UBeauty Limited, invested $19,609 in K Beauty Research Lab Co., Ltd (“K Beauty”) for 18% ownership. K Beauty was established for sourcing, developing and producing variety of Korea-made beauty products as well as Korea - originated beauty contents for the purpose of distribution to HWH’s membership distribution channel.

On March 14, 2024, the Company entered into shares subscription agreement to subscription of shares in Ideal Food & Beverage Pte. Ltd. (“IFBPL”) with the subscription of 19,000 shares, constituting 19% of the shares of IFBPL. The subscription fee of $14,010 was paid to IFBPL on May 23, 2024. The Company impaired this investment of $14,010 and total impairment expenses were $14,205 due to net liabilities of IFBPL as of December 31, 2024.

On April 25, 2024, the Company entered into a binding term sheet (the “Term Sheet”) through its subsidiary Health Wealth Happiness Pte Ltd. (“HWHPL”) outlining a joint venture with Chen Ziping, an experienced entrepreneur in the travel industry, and Chan Heng Fai, the Company’s Executive Chairman, as a part of the Company’s strategy of building its travel business in Asia. The joint venture company (referred to here as the “JVC”) is known as HapiTravel Holding Pte. Ltd. The JVC was incorporated in July 2024 and is owned by: (a) HWHPL will hold 19% of the shares in the JVC; (b) Chan Heng Fai will hold 11%; and (c) the remaining 70% of the shares in the JVC are to be held by Chen Ziping.

There has been no indication of impairment or changes in observable prices via transactions of similar securities and is still carried at a cost.

E-15

Investment Securities under Equity Method Accounting

The Company accounts for equity investments in certain entities with significant influence under equity-method accounting. Under this method, the Group’s pro rata share of income (loss) from investment is recognized in the consolidated statements of comprehensive income. Dividends received reduce the carrying amount of the investment. When the Company’s share of loss in an equity-method investee equals or exceeds its carrying value of the investment in that entity, the equity method investment can be reduced below zero based on losses if the Company either be liable for the obligations of the investee or provide for losses in excess of the investment when imminent return to profitable operations by the investee appears to be assured. Otherwise, the Company does not recognize its share of equity method losses exceeding its carrying amount of the investment. Equity-method investment is reviewed for impairment by assessing if the decline in market value of the investment below the carrying value is other-than-temporary. In making this determination, factors are evaluated in determining whether a loss in value should be recognized. These include consideration of the intent and ability of the Group to hold investment and the ability of the investee to sustain an earnings capacity, justifying the carrying amount of the investment. Impairment losses are recognized in other expense when a decline in value is deemed to be other-than-temporary.

American Medical REIT Inc.

LiquidValue Asset Management Pte. Ltd. (“LiquidValue”), a subsidiary of the Company owns 16.4% of American Medical REIT Inc. (“AMRE”), a company concentrating on medical real estate. AMRE acquires state-of-the-art, purpose-built healthcare facilities and leases them to leading clinical operators with dominant market share under secure triple net leases. AMRE targets hospitals (both Critical Access and Specialty Surgical), Physician Group Practices, Ambulatory Surgical Centers, and other licensed medical treatment facilities. Chan Heng Fai, our CEO, is the executive chairman and director of AMRE. DSS, of which we own 48.9% and have significant influence over, owns 80.4% of AMRE. Therefore, the Company has significant influence on AMRE.

American Pacific Financial, Inc.

Pursuant to Securities Purchase Agreement from March 12, 2021 the Company purchased 4,775,523 shares of the common stock of American Pacific Financial Inc., formerly known as American Pacific Bancorp, Inc. (“APF”) and gained majority ownership in that entity. APF was consolidated into the Company under common control accounting. On September 8, 2021 APF sold 6,666,700 shares Series A Common Stock to DSS, Inc. for $40,000,200 cash. As a result of the new share issuances, the Company’s ownership percentage of APF fell below 50% to 41.3% (and subsequently to 36.9%) and the entity was deconsolidated in accordance with ASC 810-10. Upon deconsolidation the Company elected to apply the equity method accounting as the Company still retained significant influence. During the year ended December 31, 2024 the investment loss was $3,205,094. During the year ended December 31, 2023 the investment loss was $24,241,856. As of December 31, 2024 and 2023, the investment in APF was $4,221,296 and $7,426,390, respectively.

Ketomei Pte Ltd

On June 10, 2021 the Company’s indirect subsidiary Hapi Café Inc. lent $76,723 to Ketomei Pte. Ltd. (“Ketomei”). On March 21, 2022 HCI-T entered into an agreement pursuant to which the principal of the loan together with accrued interest were converted into an investment in Ketomei. At the same time, Hapi Cafe invested an additional $179,595 in Ketomei. After the conversion and fund investment HCI-T held 28% of Ketomei as of December 31, 2023. Ketomei is in the business of selling cooked food and drinks through a subscription model. At December 31, 2023, the Company wrote off the investment in Ketomei of $121,471, as the Company did not believe it was be able to recover this investment. On February 20, 2024, Hapi Cafe invested $312,064 for an additional 38.41% ownership interest in Ketomei by converting $312,064 of convertible loan. The loan was impaired at the year ended of December 31, 2023, therefore, $312,064 was transferred from impairment of convertible loan to impairment of equity method investment. After this additional investment, Hapi Cafe owns 55.65% (the Company owns indirectly 45.5%) of Ketomei’s outstanding shares and Ketomei is consolidated into the financial statements of the Company beginning on February 20, 2024.

Sentinel Brokers Company Inc.

On May 22, 2023 the Company’s indirect subsidiary, SeD Capital Pte Ltd (“SeD Capital”), entered into a Stock Purchase Agreement, pursuant to which SeD Capital purchased 39.8 shares (10.4%) of the Common Stock of Sentinel Brokers Company Inc. (“Sentinel”) for the aggregate purchase price of $279,719. Sentinel is a broker-dealer operating primarily as a fiduciary intermediary, facilitating institutional trading of municipal and corporate bonds as well as preferred stock, and is registered with the Securities and Exchange Commission, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and is a member of the Securities Investor Protection Corporation (“SIPC”). The Company has significant influence over Sentinel as our CEO holds a director position on Sentinel’s Board of Directors. Additionally, DSS, of which we own 48.9% and have significant influence over, owns 80.1% of Sentinel. During the years ended December 31, 2024 and 2023, the investment loss in Sentinel was $15,013 and $154,956, respectively. Investment in Sentinel was $109,750 and $124,763 at December 31, 2024 and 2023, respectively.

E-16

Investment in Debt Securities

Debt securities are reported at fair value, with unrealized gains and losses (other than impairment losses) recognized in accumulated other comprehensive income or loss. Realized gains and losses on debt securities are recognized in the net income in the condensed consolidated statements of comprehensive income. The Company monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information.

On February 26, 2021, the Company invested approximately $88,599 in the convertible note of Vector Com Co., Ltd (“Vector Com”), a private company in South Korea. The interest rate of this note was 2% per annum. The conversion price was approximately $21.26 per common share of Vector Com. As of December 31, 2023, the management estimated the fair value of the note to be $77,307. The Company wrote off this loan on March 31, 2024.

Variable Interest Entity

Under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 810, Consolidation, when a reporting entity is the primary beneficiary of an entity that is a variable interest entity (“VIE”), as defined in ASC 810, the VIE must be consolidated into the financial statements of the reporting entity. The determination of which owner is the primary beneficiary of a VIE requires management to make significant estimates and judgments about the rights, obligations, and economic interests of each interest holder in the VIE.

The Company evaluates its interests in VIEs on an ongoing basis and consolidates any VIE in which it has a controlling financial interest and is deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact its economic performance; and (ii) the obligation to absorb losses of the VIE that could potentially be significant to it or the right to receive benefits from the VIE that could be significant to the VIE.

The Company identified Smart Reward Express Limited as a VIE and consolidated it into its financial statements.

Real Estate Assets

Real estate assets are recorded at cost, except when real estate assets are acquired that meet the definition of a business combination in accordance with FASB ASC 805 - “Business Combinations”, which acquired assets are recorded at fair value. Interest, property taxes, insurance and other incremental costs (including salaries) directly related to a project are capitalized during the construction period of major facilities and land improvements. The capitalization period begins when activities to develop the parcel commence and ends when the asset constructed is completed. The capitalized costs are recorded as part of the asset to which they relate and are reduced when lots are sold.

The Company capitalized construction costs of approximately $0 and $1.2 million for the years ended December 31, 2024 and 2023, respectively.

The Company’s policy is to obtain an independent third-party valuation for each major project in the United States as part of our assessment of identifying potential triggering events for impairment. Management may use the market comparison method to value other relatively small projects. In addition to the annual assessment of potential triggering events in accordance with ASC 360 – Property Plant and Equipment (“ASC 360”), the Company applies a fair value-based impairment test to the net book value assets on an annual basis and on an interim basis if certain events or circumstances indicate that an impairment loss may have occurred.

The Company did not record impairment on any of its projects during the years ended on December 31, 2024 and 2023.

E-17

Properties under development

Properties under development are properties being constructed for sale in the ordinary course of business, rather than to be held for the Company’s own use, rental or capital appreciation.

Rental Properties

Rental properties are acquired with the intent to be rented to tenants. As of December 31, 2024 and 2023, the Company owned 132 homes. The aggregate purchase cost of all the homes is $30,998,258. These homes are located in Montgomery and Harris Counties, Texas. All of these purchased homes are properties of our rental business.

Investments in Single-Family Residential Properties

The Company accounts for its investments in single-family residential properties as asset acquisitions and records these acquisitions at their purchase price. The purchase price is allocated between land, building, improvements and existing leases based upon their relative fair values at the date of acquisition. The purchase price for purposes of this allocation is inclusive of acquisition costs which typically include legal fees, title fees, property inspection and valuation fees, as well as other closing costs.

Building improvements and buildings are depreciated over estimated useful lives of approximately 10 to 27.5 years, respectively, using the straight-line method.

The Company assesses its investments in single-family residential properties for impairment whenever events or changes in business circumstances indicate that carrying amounts of the assets may not be fully recoverable. When such events occur, management determines whether there has been impairment by comparing the asset’s carrying value with its fair value. Should impairment exist, the asset is written down to its estimated fair value. The Company did not recognize any impairment losses during the years ended on December 31, 2024 and 2023.

Rental of Model Houses

In May 2023, the Company entered into a lease agreement for one of its model houses located in Montgomery County, Texas. The lease was terminated in February 2025. Management intends to procure a new, tenant to occupy the premises after the office used for real estate sales is converted back to a garage in the first quarter of 2025.

On July 14, 2023, 150 CCM Black Oak, Ltd. entered into a model home lease agreement with Davidson Homes, LLC (“Davidson”). On August 3, 2023, 150 CCM Black Oak, Ltd. entered into a development and construction agreement with Davidson Homes, LLC to build a model house located in Montgomery County, Texas. On January 4, 2024, 150 CCM Black Oak Ltd sent $220,076 to Davidson as reimbursement for final construction cost and the contractor’s fee. The model home lease commenced on January 1, 2024, lease term is twenty-four (24) full months and annual base rent equals to twelve percentage (12%) of the total of the final cost of construction and the contractor’s fee.

Revenue Recognition and Cost of Sales

ASC 606 - Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers. The Company adopted this new standard on January 1, 2018 under the modified retrospective method. The adoption of this new standard did not have a material effect on our financial statements.

E-18

In accordance with ASC 606, revenue is recognized when a customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these goods or services. The provisions of ASC 606 include a five-step process by which the determination of revenue recognition, depicting the transfer of goods or services to customers in amounts reflecting the payment to which the Company expects to be entitled in exchange for those goods or services. ASC 606 requires the Company to apply the following steps:

(1) identify the contract with the customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, performance obligations are satisfied.

The following represents the Company’s revenue recognition policies by Segments:

Real Estate

Property Sales

Part of the Company’s real estate business is land development. The Company purchases land and develops it for building into residential communities. The developed lots are sold to builders (customers) for the construction of new homes. The builders enter a sales contract with the Company before they take the lots. The prices and timeline are determined and agreed upon in the contract. The builders do the inspections to make sure all conditions and requirements in contracts are met before purchasing the lots. A detailed breakdown of the five-step process for the revenue recognition of the Lakes at Black Oak project, which represented approximately 79% and 82% of the Company’s revenue in the years ended December 31, 2024 and 2023, respectively, is as follows:

●	Identify the contract with a customer.

The Company has signed agreements with the builders for developing the raw land to ready to build lots. The agreements have agreed upon prices, timelines, and specifications for what is to be provided.

●	Identify the performance obligations in the contract.

Performance obligations of the Company include delivering developed lots to the customer, which are required to meet certain specifications that are outlined in the contract. The customer inspects all lots prior to accepting title to ensure all specifications are met.

●	Determine the transaction price.

The transaction price per lot is fixed and specified in the contract. Any subsequent change orders or price changes are required to be approved by both parties.

●	Allocate the transaction price to performance obligations in the contract.

Each lot or a group of lots is considered to be a separate performance obligation, for which the specified price in the contract is allocated to.

●	Recognize revenue when (or as) the entity satisfies a performance obligation.

The builders do the inspections to make sure all conditions/requirements are met before taking title of lots. The Company recognizes revenue at a point in time when title is transferred. The Company does not have further performance obligations or continuing involvement once title is transferred. Revenue is recognized at a point in time.

E-19

Rental Revenue

The Company leases real estate properties to its tenants under leases that are predominately classified as operating leases, in accordance with ASC 842, Leases (“ASC 842”). Real estate rental revenue is comprised of minimum base rent and revenue from the collection of lease termination fees.

Rent from tenants is recorded in accordance with the terms of each lease agreement on a straight-line basis over the initial term of the lease. Rental revenue recognition begins when the tenant controls the space and continues through the term of the related lease. Generally, at the end of the lease term, the Company provides the tenant with a one-year renewal option, including mostly the same terms and conditions provided under the initial lease term, subject to rent increases.

The Company defers rental revenue related to lease payments received from tenants in advance of their due dates. These amounts are presented within deferred revenues and other payables on the Company’s consolidated balance sheets.

Rental revenue is subject to an evaluation for collectability on several factors, including payment history, the financial strength of the tenant and any guarantors, historical operations and operating trends of the property, and current economic conditions. If our evaluation of these factors indicates that it is not probable that we will recover substantially all of the receivable, rental revenue is limited to the lesser of the rental revenue that would be recognized on a straight-line basis (as applicable) or the lease payments that have been collected from the lessee. Differences between rental revenue recognized and amounts contractually due under the lease agreements are credited or charged to straight-line rent receivable or straight-line rent liability, as applicable. In the year ended December 31, 2024 and 2023, the Company did not recognize any deferred revenue and collected all rents due.

Cost of Revenue

●	Cost of Real Estate Sale

All of the costs of real estate sales are from our land development business. Land acquisition costs are allocated to each lot based on the area method, the size of the lot comparing to the total size of all lots in the project. Development costs and capitalized interest are allocated to lots sold based on the total expected development and interest costs of the completed project and allocating a percentage of those costs based on the selling price of the sold lot compared to the expected sales values of all lots in the project.

If allocation of development costs and capitalized interest based on the projection and relative expected sales value is impracticable, those costs could also be allocated based on area method, the size of the lot comparing to the total size of all lots in the project.

●	Cost of Rental Revenue

Cost of rental revenue consists primarily of the costs associated with management and leasing fees to our management company, repairs and maintenance, depreciation and other related administrative costs. Utility expenses are paid directly by tenants.

Biohealth

Product Direct Sales. The Company’s net sales consist of product sales. The Company’s performance obligation is to transfer ownership of its products to its members. The Company generally recognizes revenue when product is delivered to its members. Revenue is recorded net of applicable taxes, allowances, refund or returns. The Company receives the net sales price in cash or through credit card payments at the point of sale.

If any member returns a product to the Company on a timely basis, they may obtain a replacement product from the Company for such returned products. We do not have a buyback program. However, when a customer requests a return and management decides that the refund is necessary, we initiate the refund after deducting all the benefits that a member has earned. The returns are deducted from our sales revenue on our financial statements. Allowances for product and membership returns are provided at the time the sale is recorded. This accrual is based upon historical return rates for each country and the relevant return pattern, which reflects anticipated returns to be received over a period of up to 12 months following the original sale. Product and membership returns for the years ended December 31, 2024 and 2023 were approximately $0 and $1,183, respectively.

E-20

Annual Membership. The Company collects an annual membership fee from its members. The fee is fixed, paid in full at the time upon joining the membership and is not refundable. The Company’s performance obligation is to provide its members the right to (a) purchase products from the Company, (b) access to certain back-office services, (c) receive commissions and (d) attend corporate events. The associated performance obligation is satisfied over time, generally over the term of the membership agreement which is for a one-year period. Before the membership fee is recognized as revenue, it is recorded as deferred revenue. Deferred revenue relating to membership was $0 and $0 at December 31, 2024 and 2023, respectively. Starting in 2020 the revenue from sale of membership declined to $0 in 2022. The Company is currently working on a new membership model.

Other Businesses

Food and Beverage. The Company, through Alset F&B One and Alset F&B PLQ each acquired a restaurant franchise licenses at the end of 2021 and 2022 respectively, both of which have since commenced operations. These licenses allow Alset F&B One and Alset F&B PLQ each to operate a Killiney Kopitiam restaurant in Singapore. Killiney Kopitiam, founded in 1919, is a Singapore-based chain of mass-market, traditional kopitiam style service cafes selling traditional coffee and tea, along with a range of local delicacies such as Curry Chicken, Laksa, Mee Siam, and Mee Rebus.

The Company, through HCI-T, commenced operation of two cafés during 2022 and 2021, which are located in Singapore and South Korea.

The cafes are operated by subsidiaries of HCI-T, namely HCSG in Singapore and HCKI in Seoul, South Korea. Hapi Cafes are distinctive lifestyle café outlets that strive to revolutionize the way individuals dine, work, and live, by providing a conducive environment for everyone to relish the four facets – health and wellness, fitness, productivity, and recreation all under one roof.

In February of 2024, HCI-T acquired an additional café in South Korea.

In 2023, the Company incorporated new subsidiaries Guangdong LeFu Wealth Investment Consulting Co., Ltd. (f.k.a. Shenzhen Leyouyou Catering Management Co. Ltd.) and Dongguan Leyouyou Catering Management Co., Ltd. in the People’s Republic of China. These companies will be principally engaged in the food and beverage business in Mainland China.

Additionally, through its subsidiary Hapi Group HK Limited (f.k.a. MOC HK Limited), the Company is focusing on operating café business in Hong Kong. This business was acquired on October 5, 2022. During the acquisition, a goodwill of $60,343 had been generated for the Company. The café was closed on September 16, 2024 and the goodwill was impaired during the year ended December 31, 2024.

In the second quarter of 2024, the Company ceased operations of its subsidiary Alset F&B (PLQ) Pte. Ltd. Due to the closure of this subsidiary, the Company wrote off $5,820 of fixed assets, which is included in general and administrative expenses and recorded a gain on termination of lease of $246, which is included in other income on the Company’s Statement of Operations for the year ended December 31, 2024.

Remaining performance obligations. As of December 31, 2024 and 2023, there were no remaining performance obligations or continuing involvement, as all service obligations within the other business activities segment have been completed.

E-21

Deferred Revenue

The Company recognizes deferred revenue when payments are received in advance of fulfilling its performance obligations. Deferred revenue at December 31, 2024, 2023, and 2022 was $2,100, $18,714, and $707,145, respectively.

Stock-Based Compensation

The Company accounts for stock-based compensation to employees in accordance with ASC 718, “Compensation-Stock Compensation”. ASC 718 requires companies to measure the cost of employee services received in exchange for an award of equity instruments, including stock options, based on the grant date fair value of the award and to recognize it as compensation expense over the period the employee is required to provide service in exchange for the award, usually the vesting period. Stock option forfeitures are recognized at the date of employee termination. Effective January 1, 2019, the Company adopted ASU 2018-07 for the accounting of share-based payments granted to non-employees for goods and services. During the years ended on December 31, 2024 and 2023, the Company recorded $0 as stock-based compensation expense.

Foreign Currency

Functional and reporting currency

Items included in the financial statements of each entity in the Company are measured using the currency of the primary economic environment in which the entity operates (“functional currency”). The financial statements of the Company are presented in U.S. dollars (the “reporting currency”).

The functional and reporting currency of the Company is the United States dollar (“$”). The financial records of the Company’s subsidiaries located in Singapore, Hong Kong, Australia, South Korea and China are maintained in their local currencies, the Singapore Dollar (“S$”), Hong Kong Dollar (“HK$”), Australian Dollar (“AUD”), South Korean Won (“KRW”) and Chinese Yuan (“CN¥”), which are also the functional currencies of these entities.

Transactions in foreign currencies

Transactions in currencies other than the functional currency during the year are converted into functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the statement of operations.

The majority of the Company’s foreign currency transaction gains or losses come from the effects of foreign exchange rate changes on the intercompany loans between Singapore entities and U.S. entities. The Company recorded $3,039,135 gain on foreign exchange during the year ended on December 31, 2024 and $697,286 loss during the year ended on December 31, 2023. The foreign currency transactional gains and losses are recorded in operations.

Translation of consolidated entities’ financial statements

Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. The Company’s entities with functional currency of S$, HK$, AUD, KRW and CN¥, translate their operating results and financial positions into the U.S. dollar, the Company’s reporting currency. Assets and liabilities are translated using the exchange rates in effect on the balance sheet date. Revenue, expense, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of comprehensive income (loss).

The Company recorded other comprehensive loss of $4,480,570 from foreign currency translation for the year ended December 31, 2024 and $301,579 loss for the year ended December 31, 2023, in accumulated other comprehensive loss.

Income Taxes

US Income Taxes

Income tax expense represents the sum of the current tax expense and deferred tax expense.

Income tax for current and prior periods is recognized at the amount expected to be paid to or recovered from the tax authorities, using the tax rates and tax laws that have been enacted or substantially enacted by the balance sheet date.

Deferred income tax is provided in full, using the liability method, on temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts in the financial statements.

E-22

Deferred tax assets and liabilities are recognized for all temporary differences, except:

●	Where the deferred tax arises from the initial recognition of an asset or liability in a transaction that is not a business combination and at the time of the transaction affects neither the accounting profit nor taxable profit or loss.

●	In respect of temporary differences associated with investments in subsidiaries, where the timing of the reversal of the temporary differences can be determined and it is probable that the temporary differences will not reverse in the foreseeable future; and

●	In respect of deductible temporary differences and carry-forward of unutilized tax losses, if it is not probable that taxable profits will be available against which those deductible temporary differences and carry-forward of unutilized tax losses can be utilized.

The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are reassessed at each balance sheet date and are recognized to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be utilized.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realized or the liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted at the balance sheet date.

Current and deferred income tax are recognized as income or expense in the profit or loss, except to the extent that the tax arises from a business combination or a transaction which is recognized either in other comprehensive income or directly in equity. Deferred tax arising from a business combination is adjusted against goodwill on acquisition.

Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets and they relate to income taxes levied by the same tax authorities on the same taxable entity, or on different tax entities, provided they intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

Deferred income tax assets and liabilities are determined based on the estimated future tax effects of net operating loss and credit carry-forwards and temporary differences between the tax basis of assets and liabilities and their respective financial reporting amounts measured at the current enacted tax rates. The differences relate primarily to net operating loss carryforward from date of acquisition and to the use of the cash basis of accounting for income tax purposes. The Company records an estimated valuation allowance on its deferred income tax assets if it is more likely than not that these deferred income tax assets will not be realized.

The Company recognizes a tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company has not recorded any unrecognized tax benefits.

The Company recognizes interest and penalties related to uncertain tax positions as a component of income tax expense in the consolidated statements of operations. Accrued interest and penalties are included in the liability for unrecognized tax benefits in the consolidated balance sheets. In the event that an uncertain tax position is resolved favorably, previously accrued interest and penalties are reversed and recognized as a reduction to income tax expense.

As of December 31, 2024, the Company has not recognized any interest or penalties related to uncertain tax positions in the consolidated financial statements.

The Company’s 2024, 2023 and 2022 tax returns remain open to examination.

Income Taxes in other countries

Significant judgement is involved in determining the income taxes mainly in Singapore. There are certain transactions and computations for which the ultimate tax determination is uncertain during the ordinary course of business. The Company recognizes liabilities for expected tax liabilities based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recognized, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.

E-23

Earnings (Loss) per Share

The Company presents basic and diluted earnings (loss) per share data for its common shares. Basic earnings (loss) per share is calculated by dividing the profit or loss attributable to common stock shareholders of the Company by the weighted-average number of common shares outstanding during the year, adjusted for treasury shares held by the Company.

Diluted earnings (loss) per share is determined by adjusting the profit or loss attributable to common stock shareholders and the weighted-average number of common shares outstanding, adjusted for treasury shares held, for the effects of all dilutive potential ordinary shares, which comprise convertible securities, such as stock options, convertible bonds and warrants. At December 31, 2024 there were 425,216 potentially dilutive warrants outstanding. At December 31, 2023 there were 425,216 potentially dilutive warrants outstanding.

Fair Value Measurements

ASC 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1: Observable inputs such as quoted prices (unadjusted) in an active market for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs that are supported by little or no market activity; therefore, the inputs are developed by the Company using estimates and assumptions that the Company expects a market participant would use, including pricing models, discounted cash flow methodologies, or similar techniques.

The carrying value of the Company’s financial instruments, including cash and restricted cash, accounts receivable and accounts payable and accrued expenses approximate fair value because of the short-term maturity of these financial instruments. The liabilities in connection with the conversion and make-whole features included within certain of the Company’s notes payable and warrants are each classified as a level 3 liability.

Non-controlling Interests

Non-controlling interests represent the equity in subsidiary not attributable, directly or indirectly, to shareholders of the Company, and are presented separately in the Consolidated Statements of Operation and Other Comprehensive Loss, and within equity in the Consolidated Balance Sheets, separately from equity attributable to shareholders of the Company.

On December 31, 2024 and 2023, the aggregate non-controlling interests in the Company were $8,867,785 and $8,601,562, respectively.

Impairment of Long-lived Assets

Real Estate

Our policy is to obtain an independent third-party valuation for each major project in the United States to identify triggering events for impairment. Our management may use a market comparison method to value other relatively small projects. In addition to the annual assessment of potential triggering events in accordance with ASC 360 – Property Plant and Equipment (“ASC 360”), we apply a fair value-based impairment test to the net book value assets on an annual basis and on an interim basis if certain events or circumstances indicate that an impairment loss may have occurred.

Goodwill

The Company evaluates goodwill on an annual basis in the fourth quarter or more frequently, if the management believes indicators of impairment exist. Such indicators could include, but are not limited to (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. If management concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, management conducts a quantitative goodwill impairment test. The impairment test involves comparing the fair value of the applicable reporting unit with its carrying value. The Company estimates the fair values of its reporting units using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies’ data. If the carrying amount of a reporting unit exceeds the reporting unit’s fair value, an impairment loss is recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit.

Loans and Investments

The Company evaluates loans and investments for impairment at each reporting date. For loans, impairment is recognized when it is probable that the Company will be unable to collect all amounts due according to the contractual terms. For investments, an impairment loss is recorded if the decline in fair value is considered other-than-temporary. Impairment losses are measured based on the difference between the carrying amount and estimated fair value, with changes recognized in the consolidated statements of operations.

E-24

Capitalized Financing Costs

Financing costs, such as loan origination fee, administration fee, interests and other related financing costs, should be capitalized and recorded on the balance sheet if these financing activities are directly associated with the development of real estates.

Capitalized Financing Costs are allocated to lots sold based on the total expected development and interest costs of the completed project and allocating a percentage of those costs based on the selling price of the sold lot compared to the expected sales values of all lots in the project. If the allocation of capitalized financing costs based on the projection and relative expected sales value is impracticable, those costs could also be allocated based on an area method, which uses the size of the lots compared to the total project area and allocates costs based on their size.

As of December 31, 2024 and 2023, the capitalized financing costs were $0 and $1,225,739, respectively.

Related Party Transactions

The Company accounts for related party transactions in accordance with ASC 850 (“Related Party Disclosures”). A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

Beneficial Conversion Features

The Company evaluates the conversion feature for whether it was beneficial as described in ASC 470-30. The intrinsic value of a beneficial conversion feature inherent to a convertible note payable, which is not bifurcated and accounted for separately from the convertible note payable and may not be settled in cash upon conversion, is treated as a discount to the convertible note payable. This discount is amortized over the period from the date of issuance to the date the note is due using the effective interest method. If the note payable is retired prior to the end of its contractual term, the unamortized discount is expensed in the period of retirement to interest expense. In general, the beneficial conversion feature is measured by comparing the effective conversion price, after considering the relative fair value of detachable instruments included in the financing transaction, if any, to the fair value of the shares of common stock at the commitment date to be received upon conversion.

Recent Accounting Pronouncements

In November 2023, the Financial Accounting Standards Board (FASB) issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (ASU 2023-07), which requires an enhanced disclosure of significant segment expenses on an annual and interim basis. This guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Upon adoption, the guidance should be applied retrospectively to all prior periods presented in the financial statements. The Company adopted ASU 2023-07 on December 31, 2024 on a retrospective basis. The adoption of this guidance does not have a material impact on our consolidated financial statements.

E-25

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 requires that an entity, on an annual basis, disclose additional income tax information, primarily related to the rate reconciliation and income taxes paid. The amendment in the ASU is intended to enhance the transparency and decision usefulness of income tax disclosures. The ASU’s amendments are effective for annual periods beginning after December 15, 2024. The Company is currently evaluating the impact that adoption of ASU 2023-09 will have on its financial statements.

In November 2024, the FASB issued ASU No. 2024-03 (“ASU 2024-03”), Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, which is intended to improve disclosures about a public business entity’s expenses, primarily through additional disaggregation of income statement expenses. ASU 2024-03 is effective for annual periods beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The amendments in ASU 2024-03 should be applied either prospectively to financial statements issued for reporting periods after the effective date or retrospectively to any or all prior periods presented in the financial statements. The Company is currently evaluating the ASU to determine its impact on the Company’s disclosures.

3. CONCENTRATIONS

The Company maintains cash balances at various financial institutions in different countries. These balances are usually secured by the central banks’ insurance companies. At times, these balances may exceed the insurance limits.

For the year ended December 31, 2024, two customers accounted for approximately 30%, and 70% of the Company’s property and development revenue. For the year ended December 31, 2023, three customers accounted for approximately 36%, 36%, and 28% of the Company’s property and development revenue.

4. SEGMENTS

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision makers (the “CODMs”), or decision–making group, in deciding how to allocate resources and in assessing performance. The Company’s chief operating decision makers are the two Co-CEOs, who review and assess the performance of the Company as a whole. The Company reports its segment information to reflect the manner in which the CODMs review and assess performance. The Company has four operating segments based on the products and services we offer, which include three of our principal businesses – real estate, digital transformation technology and biohealth – as well as a fourth category consisting of certain other business activities. In determination of segments, the Company, together with its CODMs, considers factors that include the nature of business activities, allocation of resources and management structure.

The primary financial measures used by the CODMs to evaluate performance and allocate resources are net income (loss) and operating income (loss). The CODMs use net income (loss) and operating income (loss) to evaluate the performance of the Company’s ongoing operations and as part of the Company’s internal planning and forecasting processes. Information on net income (loss) and operating income (loss) is disclosed in the Consolidated Statements of Income. Segment expenses and other segment items are provided to the CODMs on the same basis as disclosed in the Consolidated Statements of Income. Costs excluded from segment income (loss) before taxes and reported as “Other” consist of corporate general and administrative activities which are not allocable to the four reportable segments.

The CODMs do not evaluate performance or allocate resources based on segment assets, and therefore such information is not presented in the Notes to the Financial Statements.

E-26

The following table summarizes the Company’s segment information for the following balance sheet dates presented, and for the years ended December 31, 2024 and 2023:

	Real Estate	Digital Transformation Technology	Biohealth Business	Other	Total

Year Ended on December 31, 2024
Revenue	$19,608,184	$-	$-	$1,507,715	$21,115,899
Cost of Sales	(12,034,348)	-	(3,370)	(744,906)	(12,782,624)
Gross Margin	7,573,836	-	(3,370)	762,809	8,333,275
Operating Expenses	(1,793,188)	(616,403)	(1,076,095)	(8,964,666)	(12,450,351)
Operating Income (Loss)	5,780,648	(616,403)	(1,079,465)	(8,201,857)	(4,117,076)
Other Income (Expense)	1,522	(2,947,968)	(139,737)	3,188,229	102,046
Net Income (Loss) Before Income Tax	$5,782,170	$(3,564,371)	$(1,219,202)	$(5,013,628)	$(4,015,030)

	Real Estate	Digital Transformation Technology	Biohealth Business	Other	Total

Year Ended on December 31, 2023
Revenue	$20,963,661	$28,117	$12,758	$1,083,971	$22,088,507
Cost of Sales	(13,915,144)	(9,145)	(54,529)	(597,391)	(14,576,209)
Gross Margin	7,048,517	18,972	(41,771)	486,580	7,512,298
Operating Expenses	(1,312,024)	(468,679)	(869,683)	(7,734,566)	(10,384,952)
Operating Income (Loss)	5,736,493	(449,707)	(911,454)	(7,247,986)	(2,872,654)
Other Income (Expense)	47,363	(6,066,133)	(593,994)	(51,700,965)	(58,313,729)
Net Income (Loss) Before Income Tax	$5,783,856	$(6,515,840)	$(1,505,448)	$(58,948,951)	$(61,186,383)

December 31, 2024
Cash and Restricted Cash	$4,928,236	$326,540	$3,375,824	$19,553,127	$28,183,726
Total Assets	44,683,563	3,176,729	5,446,468	43,382,430	96,761,977

December 31, 2023
Cash and Restricted Cash	$3,323,210	$430,807	$568,702	$23,566,574	$27,889,293
Total Assets	62,989,233	5,845,269	2,450,876	55,028,650	126,314,028

5. REAL ESTATE ASSETS

As of December 31, 2024 and 2023, real estate assets consisted of the following:

	December 31, 2024	December 31, 2023

Construction in Progress	$-	$6,983,974
Land Held for Development	-	3,382,792
Rental Properties	30,695,669	31,770,386
Total Real Estate Assets	$30,695,669	$42,137,152

Single family residential properties

As of December 31, 2024 and 2023, the Company owns 132 Single Family Residential Properties (“SFRs”). The Company’s aggregate investment in those SFRs was $31 million. Depreciation expense was $1,056,206 and $1,050,897 in years ended December 31, 2024 and 2023, respectively. These homes are located in Montgomery and Harris Counties, Texas.

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The following table presents the summary of our SRFs as of December 31, 2024:

	Number of Homes	Aggregate investment	Average Investment per Home

SFRs	132	$33,190,603	$251,444

6. NOTES PAYABLE

As of December 31, 2024 and 2023, notes payable consisted of the following:

	December 31, 2024	December 31, 2023
Motor Vehicle Loans	$123,118	$156,926
Loans for Operations	37,837	-
Promissory Note to EF Hutton LLC	1,255,345	-
Total notes payable	$1,416,300	$156,926

M&T Bank Loan

On April 17, 2019, SeD Maryland Development LLC entered into a Development Loan Agreement with Manufacturers and Traders Trust Company (“M&T Bank”) in the principal amount not to exceed at any one time outstanding the sum of $8,000,000, with a cumulative loan advance amount of $18,500,000. The line of credit bore interest rate on LIBOR plus 375 basis points. SeD Maryland Development LLC was also provided with a Letter of Credit (“L/C”) Facility in an aggregate amount of up to $900,000. The L/C commission is 1.5% per annum on the face amount of the L/C. Other standard lender fees apply in the event the L/C is drawn down. The loan is a revolving line of credit. The L/C Facility is not a revolving loan, and amounts advanced and repaid may not be re-borrowed. Repayment of the Loan Agreement is secured by $2,600,000 collateral fund and a Deed of Trust issued to the Lender on the property owned by SeD Maryland. The loan expired during 2022 and only L/C is outstanding as of December 31, 2024 and 2023. On March 15, 2022 approximately $2,300,000 was released from collateral, leaving approximately $300,000 as collateral for outstanding letters of credit. On December 14, 2023 approximately $201,751 was released from collateral, leaving approximately $100,000 as collateral for outstanding letters of credit.

Motor Vehicle Loans

On May 17, 2021, Alset International Limited entered into an agreement with Hong Leong Finance Limited to purchase a car for business. The total purchase price of the car, including associated charges, was approximately $184,596. Alset International paid an initial deposit of $78,640, and would make monthly instalment of approximately $1,300, including interest of 1.88% per annum, for the 84 months.

On September 22, 2022 Alset International entered into an agreement with United Overseas Bank Limited to purchase additional car for business. The total purchase price of the car, including associated charges, was approximately $182,430. Alset International paid an initial deposit of $66,020 and would make monthly installments of approximately $1,472, including interest of 1.88% per annum, for the 84 months.

Both loans are personally guaranteed by our Chairman, Chan Heng Fai.

Future minimum principal payments under existing motor vehicle loans at December 31, 2024 in each calendar year through the end of their terms are as follows:

2025	$29,842
2026	29,842
2027	29,842
2028	20,769
Thereafter	12,823
Total Future Payments	$123,118

Loans for Operations

The Company’s subsidiary, Ketomei Pte Ltd (“Ketomei”) has a loan from DBS Bank Limited, which was used to fund Ketomei’s current operations. Ketomei owes DBS $34,156 at December 31, 2024.

Ketomei also borrowed $42,696 from an individual on February 21, 2022, which consisted of principal of $36,807 and interest of $5,889 for 2 years at 8% interest rate per annum. Ketomei repaid $39,015 in 2024 and owes $3,681 at December 31, 2024, which will be repaid in 6 installments in 2025.

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Promissory Note to EF Hutton LLC

On December 18, 2023, the Company’s subsidiary, HWH International Inc. entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with an underwriting agreement previously entered into by HWH and EF Hutton LLC (“EF Hutton”), a division of Benchmark Investments, LLC, under which in lieu of HWH tendering the full amount due of $3,018,750, the underwriters accepted a combination of $325,000 in cash paid upon the closing of Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of Business Combination on January 9, 2024. The 149,443 shares were issued as of the price of $10.10, totaling the amount of $1,509,375. The fair value of the HWH shares at issuance on January 9, 2024 was $2.82 per share or $421,429. No gain or loss was recognized upon issuance of the shares on January 9, 2024 as this was an adjustment to prior underwriting costs accounted for in equity. The promissory note carries interest rate equal to SOFR (secured overnight financing rate for U.S. Government Securities Business Day published by the Federal Reserve Bank of New York) plus a margin of one percent. The principal amount of the promissory note and any accrued interest shall mature (i) partially in the event HWH completes an offering within one year of the date of the promissory note, the amount of outstanding debt maturing being proportionate to the amount of proceeds of the future offering, or (ii) in partial installments through October of 2028, the outstanding balance being paid annually until the balance owed is paid in full. The first installment of the note that was due in October 2024 was paid in January 2025, resulting in a default due to the delay in payment. We are currently in negotiations with EF Hutton to resolve the default status and restore the account to good standing. As of December 31, 2024, the Company accrued $70,970 in interest on the promissory note and owed $1,255,345 to EF Hutton.

7. RELATED PARTY TRANSACTIONS

Purchase Shares and Warrants from APW

On July 17, 2020, the Company purchased 122,039,000 shares, approximately 0.5% ownership, and 1,220,390,000 warrants with an exercise price of $0.0001 per share, from APW, for an aggregated purchase price of $122,039. We value APW warrants under level 3 category through a Black Scholes option pricing model and the fair value of the warrants from APW were $860,342 as of July 17, 2020, the purchase date and $973 and $430 as of December 31, 2024 and 2023, respectively. The difference of $945,769 of fair value of stock and warrants, total $1,067,808 and the purchase price $122,039, was recorded as additional paid in capital as it was a related party transaction.

Reorganization of Home Rental Business

On December 9, 2022, the Company entered into an agreement with Alset EHome Inc. and Alset International Limited, two majority-owned subsidiaries of the Company, pursuant to which the Company agreed to reorganize the ownership of its home rental business. Previously, the Company and certain majority-owned subsidiaries collectively owned 132 single-family rental homes in Texas. 112 of these rental homes are owned by subsidiaries of American Home REIT Inc. (“AHR”). The Company owns 85.7% of Alset International Limited, and Alset International Limited indirectly owns approximately 99.9% of Alset EHome Inc.

The closing of the transaction contemplated by this agreement was completed on January 13, 2023. Pursuant to this agreement, the Company became the direct owner of AHR and its subsidiaries that collectively own these 112 homes, instead of such homes being owned indirectly through Alset International Limited’s subsidiaries.

Alset EHome Inc. sold AHR to the Company for a total consideration of $26,250,933, including the forgiveness of debt in the amount of $13,900,000, a promissory note in the amount of $11,350,933 and a cash payment of $1,000,000. This purchase price represents the book value of AHR as of November 30, 2022. The promissory note carries interest rate of 7.2% and matures on January 13, 2028.

The closing of the transaction was approved by the shareholders of Alset International Limited. Certain members of the Company’s Board of Directors and management are also members of the Board of Directors and management of each of Alset International Limited and Alset EHome Inc.

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SHRG Shares Dividend Received from DSS

On May 4, 2023, DSS distributed approximately 280 million shares SHRG beneficially held by DSS and its subsidiaries in the form of a dividend to the shareholders of DSS common stock. As a result of this distribution, the Company directly received 70,426,832 shares of SHRG, and through its majority-owned subsidiary Alset International Limited, and certain subsidiaries of Alset International Limited, indirectly received additional 55,197,696 shares of SHRG. On September 12, 2024, SHRG completed 1 for 1,400 reverse stock split. The Company and its majority-owned subsidiaries now collectively own 89,732 shares of SHRG, representing 29.0% of the issued and outstanding shares of SHRG Common Stock (such number of SHRG shares held and ownership percentage do not include any shares held by affiliates of the Company which we do not hold a majority interest in). Additionally, our founder, Chairman and Chief Executive Officer, Chan Heng Fai, directly and indirectly is the owner of additional shares of SHRG and is a beneficial owner of significant number of SHRG shares (including those shares owned by Alset Inc. and its majority-owned subsidiaries).

Stock Purchase Agreement with DSS

On December 10, 2024, the Company entered into a stock purchase agreement with DSS, pursuant to which the Company agreed to purchase 820,597 newly issued shares of DSS’s common stock for a total purchase price of $800,000 (representing a price of $0.9749 per share of DSS common stock).

The Company and its various subsidiaries are collectively the largest shareholder of DSS. The Company’s Chairman, Chief Executive Officer and majority stockholder, Chan Heng Fai, is also the Executive Chairman of DSS and a significant stockholder of DSS.

Consolidation of HWH International Inc. (f.k.a. Alset Capital Acquisition Corp.)

On May 1, 2023, Alset Capital Acquisition Corp. (now known as HWH International Inc.) (“Alset Capital”) held a Special Meeting of Stockholders. In connection with the Special Meeting and certain amendments to Alset Capital’s Amended and Restated Certificate of Incorporation, 6,648,964 shares of Alset Capital’s Class A Common Stock were rendered for redemption. Following the redemption, 2,449,786 shares of Class A Common Stock of Alset Capital remained issued and outstanding, including 473,750 shares held by the Company. The Company also owned 2,156,250 shares of Alset Capital’s Class B Common Stock. Following the redemptions, Company’s ownership in Alset Capital has increased from 23.4% of the total shares of common stock to 58.0% of the total number of outstanding shares of the two classes. The Company recognized $21,657,036 loss on the consolidation of Alset Capital. The loss is included in Company’s Consolidated Statement of Operations for the year ended December 31, 2023.

Purchase of Additional Shares of HWH International Inc.

On November 25, 2024, the Company entered into a stock purchase agreement with HWH pursuant to which the Company agreed to purchase 4,411,764 newly issued shares of the HWH’s common stock for a purchase price of $0.68 per share.

On December 24, 2024, the Company entered into a stock purchase agreement with HWH pursuant to which the Company agreed to purchase 1,300,000 newly issued shares of the HWH’s common stock for a purchase price of $0.45 per share.

Business Combination of Alset Capital Acquisition Corp. and HWH International Inc.

On January 9, 2024, two entities affiliated with Alset Inc. completed a previously announced transaction. On September 9, 2022, Alset Capital entered into an agreement and plan of merger (the “Merger Agreement”) with our indirect subsidiary HWH International Inc., a Nevada corporation and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Alset Capital (“Merger Sub”). The Company and its 85.7% owned subsidiary Alset International own Alset Acquisition Sponsor, LLC, the sponsor (the “Sponsor”) of Alset Capital.

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Pursuant to the Merger Agreement, on January 9, 2024, a Business Combination between Alset Capital and HWH was effected through the merger of Merger Sub with and into HWH, with HWH surviving the merger as a wholly owned subsidiary of Alset Capital (the “Merger”), and Alset Capital changing its name to HWH International Inc. (“New HWH”).

The total consideration paid at the closing of the Merger by New HWH to the HWH shareholders was 12,500,000 shares of New HWH common stock. Alset International owned the majority of the outstanding shares of HWH at the time of the Business Combination, and received 10,900,000 shares of New HWH as consideration for its shares of HWH.

New HWH currently has 32,382,102 shares of common stock issued and outstanding. Of these shares, a total of 25,213,331 shares of New HWH common stock are now owned by the Sponsor, Alset International, and the Company directly. In addition, the Sponsor owns warrants convertible into up to 236,875 shares of New HWH common stock upon exercise.

The transaction described above was a transaction between entities under common control. In the transactions under common control, financial statements and financial information were presented as of the beginning of the period as though the assets and liabilities had been transferred at that date. The Company controlled both entities before and after the transaction and accordingly, the transaction had no effect on the Company’s financial statements as the equity was eliminated in consolidation.

Purchase and Sale of Hapi Travel Ltd. Stock

On June 14, 2023, the Company’s subsidiary completed acquisition of Hapi Travel Limited (“HTL”), an online travel business started in Hong Kong and under common control of the Company. The accompanying consolidated financial statements include the operations of the acquired entity from its acquisition date. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition is initially allocated to the acquired assets and liabilities assumed based upon their estimated fair values on the acquisition date. The recorded amounts for assets acquired and liabilities assumed are provisional and subject to change during the measurement period, which is up to 12 months from the acquisition date. As a result of the acquisition of HTL, a deemed dividend of $214,174 was generated as a result of the business combination, which represents the purchase price of $214,993 in excess of identifiable equity.

The common control transaction described above resulted in the following basis of accounting for the financial reporting periods:

●	The acquisition of HTL was accounted for prospectively as of June 14, 2023 as this did not represent a change in reporting entity.
●	The acquisition of HTL was under common control and was consolidated in accordance with ASC 850-50. The Consolidated financial statements were not retrospectively adjusted for the acquisition of HTL as of January 1, 2022 for comparative purposes because the historical operations of HTL were deemed to be immaterial to the Company’s consolidated financial statements.

On December 17, 2024, this company was sold to HapiTravel Holding Pte. Ltd. for a consideration of $82,635 with $257,733 gain recognized for the deal. The disposal of HTL had immaterial impact on Company’s financial statements.

Convertible Notes to Value Exchange

On January 27, 2023, Hapi Metaverse and New Electric CV Corporation (together with Hapi Metaverse, the “Lenders”) entered into a Convertible Credit Agreement (the “1st VEII Credit Agreement”) with VEII. The 1st VEII Credit Agreement provides VEII with a maximum credit line of $1,500,000 with simple interest accrued on any advances of the money under the 1st VEII Credit Agreement at 8%. The 1st VEII Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII’s Common Stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price”. In the event that a Lender elects to convert any portion of an Advance into shares of VEII Common Stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII’s Common Stock issued in a Conversion (“Warrants”). Each Warrant will entitle the Lender to purchase one (1) share of Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the 1st VEII Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII Common Stock.

E-31

On September 6, 2023, Hapi Metaverse converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s Common Stock. Under the terms of the 1st VEII Credit Agreement, Hapi Metaverse received Warrants to purchase a maximum of 36,723,160 shares of VEII’s Common Stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance. On December 31, 2024 the fair value of the remaining $100,000 of convertible note and warrants was $24,283 and $1,299,973, respectively. On December 31, 2023 the fair value of the remaining $100,000 of convertible note and warrants was $101,150 and $2,487,854, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

On December 14, 2023, Hapi Metaverse entered into a Convertible Credit Agreement (“2nd VEII Credit Agreement”) with VEII. On December 15, 2023, Hapi Metaverse loaned VEII $1,000,000. The 2nd VEII Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the 2nd VEII Credit Agreement, as amended, this amount can be converted into VEII’s Common Shares pursuant to the terms of the 2nd VEII Credit Agreement for a period of three years. In the event that Hapi Metaverse converts this loan into shares of VEII’s Common Stock, the conversion price shall be $0.045 per share. In the event that Hapi Metaverse elects to convert any portion of the loan into shares of VEII’s Common Stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to Hapi Metaverse five (5) detachable warrants for each share of VEII’s Common Stock issued in a conversion (“Warrants”). Each Warrant will entitle Hapi Metaverse to purchase one (1) share of VEII’s Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. The fair value of this convertible note on December 31, 2024 and 2023 was $447,480 and $1,106,477, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables). At the time of this filing, the Company has not converted the Loan Amount.

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000 (“2024 Credit Line”). Advances of the principal under the 3rd VEII Credit Agreement accrue simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII Common Stock; or (3) be repaid in a combination of cash and shares of VEII Common Stock. The principal amount of each Advance under the 3rd VEII Credit Agreement is due and payable on the third (3rd) annual anniversary of the date that the Advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date”). Prior to the Advance Maturity Date, unpaid interest accrued on any Advance shall be paid on the last business day of June and on the last business day of December of each year in which the Advance is outstanding and not converted into shares of VEII Common Stock. Company may prepay any Advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date without penalty or charge. At the time of this filing, the Company has not converted the Loan Amount. The fair value of this convertible note on December 31, 2024 was $97,867. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

Convertible Notes to Sharing Services

On January 17, 2024, the Company received a Convertible Promissory Note (the “1st SHRG Convertible Note”) from Sharing Services Global Corp., an affiliate of the Company, in exchange for a $250,000 loan made by the Company to SHRG. The Company may convert a portion or all of the outstanding balance due under the 1st SHRG Convertible Note into shares of SHRG’s common stock at the average closing market price of SHRG stock within the last three (3) days from the date of conversion notice. The 1st SHRG Convertible Note bears a 10% interest rate and has a scheduled maturity six (6) months from the date of the 1st SHRG Convertible Note, or July 17, 2024. The terms of the note and maturity date were subsequently extended, following the agreement of both parties. On November 12, 2024, the Company entered into terms with SHRG to waive all interest previously accrued under the 1st SHRG Convertible Note, and supersede the conditions thereof. The principal $250,000 loan was carried forward under a new Convertible Promissory Note (the “New Convertible Note”), and under the terms of the New Convertible Note, the Company may, at its discretion, convert a portion or all of the original principal into shares of SHRG’s common stock at a fixed rate of $0.10 per share. The New Convertible Note bears an 8% interest rate and has a scheduled maturity of the second (2nd) anniversary of the date thereof, or November 12, 2026. The fair value of this New Convertible Note on December 31, 2024 was $468,093. (For further details on fair value valuation refer to Note 12. – Investments Measured at Fair Value, Convertible Note Receivables).

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On March 20, 2024, HWH International Inc., a subsidiary of the Company, entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a (i) Convertible Promissory Note (the “2nd SHRG Convertible Note) in the amount of $250,000, convertible into 148,810 shares of SHRG’s common stock at the option of HWH, and (ii) certain warrants exercisable into 148,810 shares of SHRG’s common stock at an exercise price of $1.68 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000. At the time of this filing, HWH has not converted any of the debt contemplated by the 2nd SHRG Convertible Note nor exercised any of the warrants. On December 31, 2024 the fair value of the 2nd SHRG Convertible Note and warrants was $212,865 and $13,272, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

On May 9, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “3rd SHRG Convertible Note”) in the amount of $250,000, convertible into 89,286 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $250,000. The 3rd SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 3rd SHRG Convertible Note. Additionally, upon signing the 3rd SHRG Convertible Note, SHRG owns the Company commitment fee of 8% of the principal amount, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 3rd SHRG Convertible Note. On December 31, 2024 the fair value of the 3rd SHRG Convertible Note was $230,871. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On June 6, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “4th SHRG Convertible Note”) in the amount of $250,000, convertible into 89,286 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $250,000. The Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 4th SHRG Convertible Note. Additionally, upon signing the 4th SHRG Convertible Note, SHRG owns the Company commitment fee of 8% of the principal amount $20,000 in total, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 4th SHRG Convertible Note. On December 31, 2024, the fair value of the 4th SHRG Convertible Note was $212,865. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On August 13, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “5th SHRG Convertible Note”) in the amount of $100,000, convertible into 35,714 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $100,000. The 5th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 5th SHRG Convertible Note. Additionally, upon signing the 5th SHRG Convertible Note, SHRG owed the Company a commitment fee of 8% of the principal amount, $8,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 5th SHRG Convertible Note. On December 31, 2024, the fair value of the 5th SHRG Convertible Note was $88,209. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

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Advance to Related Party

On February 20, 2024, the Company sent $550,000 to Sentinel Brokers Company Inc. (“Sentinel”). The initial purpose of the transfer was to invest in shares of this company. The transaction did not close as planned and $467,107 of the funds were returned, with $82,893 written off. The Company has significant influence over Sentinel as it holds 10.4% of outstanding shares of Sentinel and its CEO holds a director position on Sentinel’s Board of Directors.

Apartment Rental for the CEO

The Company is renting an apartment in Singapore for its CEO and Chairman, Chan Heng Fai, as part of the compensation for his services. The Company paid $20,908 deposit for the apartment and had expenses of $91,203 and $119,326 in the years ended December 31, 2024 and 2023, respectively. The lease expired in September 2024 and the Company did not extend that lease.

Notes Payable

Chan Heng Fai provided an interest-free, due on demand advance to SeD Perth Pty. Ltd. for its general operations. On December 31, 2024 and 2023, the outstanding balance was $11,618 and $12,716, respectively.

Chan Heng Fai provided an interest-free, due on demand advance to Hapi Metaverse Inc. for its general operations. As of December 31, 2024 and December 31, 2023, the outstanding balance was $4,176 and $4,153, respectively.

Management Fees

MacKenzie Equity Partners, LLC, an entity owned by Charles MacKenzie, Chief Development Officer of the Company, has a consulting agreement with a majority-owned subsidiary of the Company. Pursuant to an agreement entered into in June of 2022, as supplemented in August, 2023, the Company’s subsidiary is paying $25,000 per month for consulting services. In addition, MacKenzie Equity Partners has been paid certain bonuses, including (i) a sum of $50,000 in June, 2022; (ii) a sum of $50,000 in August 2023; (iii) a sum of $50,000 in December 2023; and (iv) a sum of $60,000 in June, 2024.

The Company incurred expenses of $360,000 and $400,000 in the years ended December 31, 2024 and 2023, which were capitalized as part of Real Estate on the balance sheet as the services relate to property and project management. On December 31, 2024 and 2023, the Company owed this related party $41,602 and $27,535, respectively. These amounts are included in Accounts Payable in the accompanying condensed consolidated balance sheets.

CA Global Consulting Inc., an entity owned by Anthony Chan, the former Chief Operating Officer of the Company, had a consulting agreement with the Company dated April 8, 2021, as amended on May 6, 2022. As of June 13, 2024, the Company terminated the consulting agreement with CA Global Consulting Inc., and the Company ceased paying consulting fees in the amount of $15,000 per month. The Company incurred expenses of $77,500 and $120,000 in the years ended December 31, 2024 and 2023, respectively.

Note Receivable from a Related Party

On December 31, 2023, the total convertible note receivable from Ketomei, prior to impairment charges, was $368,299. Considering ASC 326 and after reviewing the performance of Ketomei, the Company decided to record 100% impairment for the convertible note receivable and equity method investment in 2023.

On August 31, 2023, Hapi Café Inc. and Ketomei Pte. Ltd. entered into a binding term sheet pursuant to which HCI agreed to lend Ketomei up to $36,634 pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

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On October 26, 2023, the same parties entered into another binding term sheet pursuant to which HCI agreed to lend Ketomei up to $37,876 pursuant to a non- convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

The amount due from Ketomei at December 31, 2023 was $0.

On February 20, 2024, HCI-T invested $312,064 for an additional 38.41% ownership interest in Ketomei by converting $312,064 of convertible loan. The loan was impaired at the year ended of December 31, 2023, therefore, $312,064 was transferred from impairment of convertible loan to impairment of goodwill. After this additional investment, Hapi Cafe owns 55.65% (the Company owns indirectly 45.5%) of Ketomei’s outstanding shares and Ketomei is consolidated into the financial statements of the Company beginning on February 20, 2024.

On October 13, 2021, the Company’s indirect subsidiary, BMI Capital Partners International Limited (“BMI”) entered into a loan agreement with Liquid Value Asset Management Limited (“LVAML”), a subsidiary of DSS, pursuant to which BMI agreed to lend $3,000,000 to LVAML. The loan has variable interest rate and matured on January 12, 2023, with automatic three-month extensions. The purpose of the loan is to purchase a portfolio of trading securities by LVAM. BMI participates in the losses and gains from portfolio based on the calculations included in the loan agreement. As of December 31, 2024 and 2023 LVAML owes the Company $463,995 and $534,671, respectively.

On September 28, 2023 Alset International Limited (“Alset International”) entered into loan agreement with Value Exchange International Inc., pursuant to which Alset International agreed to lend $500,000 to VEII. The loan carries simple annual interest rate of 8%. As of December 31, 2024 and 2023 the Company accrued $40,000 and $10,000 interest, respectively, and VEII owed $550,000 and $510,000, respectively, to Alset International.

On November 6, 2024, the Company signed a loan agreement with HTHPL in the amount of $137,658 at a rate of 5% per annum, the maturity date of which is on or before the second anniversary of the effective date.

On December 18, 2024, the Company sold Hapi Travel Pte. Ltd. (“HTPL”) to HTHPL for a consideration of $834.

As of December 31, 2024, HTHPL owed the Company a total of $139,370, which is recorded in other receivables in the financial statements.

Note 8. GOODWILL

On October 4, 2022, the Company completed its F&B business acquisition of MOC, an F&B business started in Hong Kong. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition was initially allocated to the acquired assets and liabilities assumed based upon their estimated acquisition date fair values.

As a result of the acquisition of MOC, goodwill of $60,343 generated in a business combination represents the purchase price of $70,523 in excess of identifiable tangible and intangible assets. Goodwill and intangible assets that have an indefinite useful life are not amortized. Instead, they are reviewed periodically for impairment.

On September 16, 2024, the Company temporarily ceased the café business of MOC after the café’s lease expired and MOC declined to enter into a new lease with the landlord. The Company is searching for a better location to restart the business in the future. As a result, the goodwill of $60,343 was fully impaired on December 31, 2024.

On April 18, 2024, the Company completed its F&B business acquisition of HCTW, an F&B business started in Taiwan. The accompanying consolidated financial statements include the operations of the acquired entity from its acquisition date. The acquisition has been accounted for as a business combination. Accordingly, consideration paid by the Company to complete the acquisition is initially allocated to the acquired assets and liabilities assumed based upon their estimated acquisition date fair values.

As of the date of acquisition, HCTW had a total of $429,962 due to a related party, Alset Business Development Pte. Ltd, (“ABDPL”) a fellow subsidiary of Alset Inc., our ultimate parent company. HCTW borrowed the money from ABDPL since 2022 for its business start-up and daily operations. As a result of the acquisition of HCTW, the Company assumed HCTW’s amount due to ABDPL.

As a result of the acquisition of HCTW, goodwill of $353,616 generated in a business combination represents the purchase price of $3,300 in excess of identifiable tangible and intangible assets. Goodwill and intangible assets that have an indefinite useful life are not amortized. Instead, they are reviewed periodically for impairment. The Company impaired the goodwill of $353,616 as a loss in June of 2024 due to the poor financial situation of HCTW.

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The table below reflects the Company’s estimates of the acquisition date fair value of the assets acquired and liabilities assumed for the 2024 acquisition:

HCTW
Purchase Price
Cash	$3,300
Total purchase consideration	$3,300

Purchase Price Allocation
Assets acquired
Current assets	$24,175
Deposit	41,987
Property and Equipment, net	47,890
Operating lease right-of-use assets, net	379,424
Total assets acquired	$493,476

Liabilities assumed:
Current liabilities	$(2,680)
Due to related party	(429,962)
Operating lease liability	(411,150)
Total liabilities assumed	$(843,792)

Net assets acquired	$(350,316)
Goodwill	$353,616
Total purchase consideration	$3,300

The Company evaluates goodwill on an annual basis in the fourth quarter or more frequently if the management believes indicators of impairment exist. Such indicators could include, but are not limited to (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. If management concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, management conducts a quantitative goodwill impairment test. The impairment test involves comparing the fair value of the applicable reporting unit with its carrying value. The Company estimates the fair values of its reporting units using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies’ data. If the carrying amount of a reporting unit exceeds the reporting unit’s fair value, an impairment loss is recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit.

The following table summarizes changes in the carrying amount of goodwill for the years ended December 31, 2024 and 2023.

	December 31, 2024	December 31, 2023

Balance at beginning of the period	$60,273	$60,343
Add: acquisition of HCTW	353,616	-
Less: impairment loss of goodwill of HCTW	(353,616)	-
Less: impairment loss of goodwill of MOC	(60,624)	-
Foreign currency exchange adjustment	(351)	(70)
Balance as of end of the period	$-	$60,273

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9. EQUITY

On June 14, 2021, the Company filed an amendment (the “Amendment”) to its Third Amended and Restated Certificate of Incorporation, as amended, to increase the Company’s authorized share capital. The Amendment increased the Company’s authorized share capital to 250,000,000 common shares and 25,000,000 preferred shares, from 20,000,000 common shares and 5,000,000 preferred shares, respectively.

The Company has designated 6,380 preferred shares as Series A Preferred Stock and 2,132 as Series B Preferred Stock.

On December 6, 2022 the Company filed a certificate of Amendment to the Company’s Certificate of Formation with the Texas Secretary of State to effect a 1-for-20 reverse stock split. The reverse stock split was effective as of December 28, 2022.

Holders of the Series A Preferred Stock shall be entitled to receive dividends equal, on an as-if-converted basis, to and in the same form as dividends actually paid on shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) when, as and if paid on shares of Common Stock. Each holder of outstanding Series A Preferred Stock is entitled to vote equal to the number of whole shares of Common Stock into which each share of the Series A Preferred Stock is convertible. Holders of Series A Preferred Stock are entitled, upon liquidation of the Company, to receive the same amount that a holder of Series A Preferred Stock would receive if the Series A Preferred Stock were fully converted into Common Stock.

Holders of the Series B Preferred Stock shall be entitled to receive dividends equal, on an as-if-converted basis, to and in the same form as dividends actually paid on shares of the Company’s common stock par value $0.001 per share (“Common Stock”) when, as and if paid on shares of Common Stock. Each holder of outstanding Series B Preferred Stock is entitled to vote equal to the number of whole shares of Common Stock into which each share of the Series B Preferred Stock is convertible. Holders of Series B Preferred Stock are entitled, upon liquidation of the Company, to receive the same amount that a holder of Series B Preferred Stock would receive if the Series B Preferred Stock were fully converted into Common Stock.

The Company analyzed the Preferred stock and the embedded conversion option for derivative accounting consideration under ASC 815-15 “Derivatives and Hedging” and determined that the conversion option should be classified as equity.

On February 6, 2023, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) in connection with an offering (the “Offering”) of its common stock, par value $0.001 per share (the “Common Stock”), with Aegis Capital Corp. (the “Underwriter”) as the underwriter, relating to an underwritten public offering of 1,727,273 shares of Common Stock at a public offering price of $2.20 per share. The Underwriting Agreement provides the Underwriter a 45-day option to purchase up to an additional 212,863 shares of Common Stock to cover over-allotments, if any.

The net proceeds to the Company from the Offering were approximately $3.3 million, after deducting underwriting discounts and the payment of other offering expenses associated with the Offering that are payable by the Company.

The Offering closed on February 8, 2023. The Common Stock was being offered pursuant to an effective registration statement on Form S-3 (File No. 333-264234), as well as a prospectus supplement in connection with the Offering filed with the Securities and Exchange Commission.

On December 31, 2024, there were 9,235,119 common shares issued and outstanding.

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The following table summarizes the warrant activity for the year ended December 31, 2024.

	Warrant for Common Shares	Weighted Average Exercise Price	Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Warrants Outstanding as of December 31, 2023	603,051	$80.46	2.37	$-
Warrants Vested and exercisable at December 31, 2023	603,051	$80.46	2.37	$-
Granted	-	-
Exercised	-	-
Forfeited, cancelled, expired	-	-
Warrants Outstanding as of December 31, 2024	603,051	$80.46	1.36	$-
Warrants Vested and exercisable at December 31, 2024	603,051	$80.46	1.36	$-

Class A Common Stock of HWH International Inc. Subject to Possible Redemption

The Company accounts for its, and its subsidiaries’ common stock subject to possible redemption in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”. Common stock subject to possible redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable common stock (including shares of common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares of common stock are classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2023, the Class A common stock of HWH International Inc. subject to possible redemption in the amount of $20,457,011, are presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets. On December 31, 2024, following redemptions and closing of Business Combination, the temporary equity is $0.

On May 1, 2023, after the redemptions (for further details on this transaction refer to Note 7. – Related Party Transactions, Consolidation of HWH International Inc.), the Company consolidated HWH International Inc.

Issuance of HWH Shares to EF Hutton

On December 18, 2023, the Company’s subsidiary, HWH International Inc. entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with an underwriting agreement previously entered into by HWH and EF Hutton, a division of Benchmark Investments, LLC, under which in lieu of HWH tendering the full amount due of $3,018,750, the underwriters accepted a combination of $325,000 in cash paid upon the closing of the Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of Business Combination on January 9, 2024. The 149,443 shares were issued as of the price of $10.10, totaling the amount of $1,509,375. The fair value of the HWH shares at issuance on January 9, 2024 was $2.82 per share or $421,429. No gain or loss was recognized upon issuance of the shares on January 9, 2024 as this was an adjustment to prior underwriting costs accounted for in equity.

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10. ACCUMULATED OTHER COMPREHENSIVE INCOME

The following is a summary of the changes in the balances of accumulated other comprehensive income, net of tax:

	Unrealized Gains and Losses on Security Investment	Foreign Currency Translations	Change in Minority Interest	Total
Balance at January 1, 2024	$(54,921)	$(119,566)	$3,784,206	$3,609,719

Other Comprehensive Loss	-	(3,841,305)	(618,276)	(4,459,581)

Balance at December 31, 2024	$(54,921)	$(3,960,871)	$3,165,930	$(849,862)

	Unrealized Gains and Losses on Security Investment	Foreign Currency Translations	Change in Minority Interest	Total
Balance at January 1, 2023	$(54,921)	$121,272	$3,769,712	$3,836,063

Other Comprehensive (Loss) Income	-	(240,838)	14,494	(226,344)

Balance at December 31, 2023	$(54,921)	$(119,566)	$3,784,206	$3,609,719

11. LEASE INCOME

The Company generally rents its SFRs under lease agreements with a term of one year. Future minimum rental revenue under existing leases on our properties at December 31, 2024 in each calendar year through the end of their terms are as follows:

2025	$1,375,915
2026	14,800
Total Future Receipts	$1,390,715

Property Management Agreements

The Company has entered into property management agreement with the property managers under which the property managers generally oversee and direct the leasing, management and advertising of the properties in our portfolio, including collecting rents and acting as liaison with the tenants. The Company pays its property managers a monthly property management fee for each property unit and a leasing fee. For the years ended December 31, 2024 and 2023, property management fees incurred by the property managers were $141,480 and $137,340, respectively. For the years ended December 31, 2024 and 2023, leasing fees incurred by the property managers were $74,940 and $121,900, respectively.

12. INVESTMENTS MEASURED AT FAIR VALUE

Financial assets measured at fair value on a recurring basis are summarized below and disclosed on the consolidated balance sheets as of December 31, 2024 and 2023:

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2024
Assets
Investment Securities- Fair Value Option	$3,565,089	$7,463,324	$-	$11,028,413
Investment Securities- Trading	2,612,293	2,061,230	-	4,673,523
Warrants - APW	-	-	973	973
Warrants - VEII	-	1,299,973	-	1,299,973
Warrants - SHRG	-	13,272	-	13,272
Convertible Loan Receivable - VEII	-	569,630	-	569,630
Convertible Loan Receivable - SHRG	-	1,212,746	-	1,212,746
Total Investment in Securities at Fair Value	$6,177,382	$12,620,175	$973	$18,798,530

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	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2023
Assets
Investment Securities- Fair Value Option	$7,537,472	$2,100,720	$-	$9,638,192
Investment Securities- Trading	35,036	1,779,601	-	1,814,637
Convertible Note Receivable	-	-	77,307	77,307
Warrants - APW	-	-	430	430
Warrants - VEII	-	2,487,854	-	2,487,854
Convertible Loan Receivable - VEII	-	1,207,627		1,207,627
Total Investment in Securities at Fair Value	$7,572,508	$7,575,802	$77,737	$15,226,047

Realized gain on investment securities for the year ended December 31, 2024 was $461,247 and realized loss on investment in securities for the year ended December 31, 2023 was $11,375,747. Unrealized loss on securities investment was $942,213 and $2,899,286 in the years ended December 31, 2024 and 2023, respectively. These losses were recorded directly to net loss. The change in fair value of the convertible note receivable in the years ended December 31, 2024 and 2023 was $287,812 and $0 gain, respectively, and was recorded in consolidated statements of stockholders’ equity.

For U.S. trading stocks, we use Bloomberg Market stock prices as the share prices to calculate fair value. For overseas stock, we use the stock price from local stock exchange to calculate fair value. The following chart shows details of the fair value of equity security investments at December 31, 2024 and 2023, respectively.

	Share price		Market Value
	12/31/2024	Shares	12/31/2024	Valuation

DSS (Related Party)*	$0.900	3,961,210	$3,565,089	Investment in Securities at Fair Value

Trading Stock			$2,612,293	Investment in Securities at Fair Value

	Total Level 1 Equity Securities		$6,177,382

Holista	$0.008	1,000	$8	Investment in Securities at Fair Value

New Electric CV (Related Party)	$0.000	354,039,000	$0	Investment in Securities at Fair Value

AMBS	$0.000	20,000,000	$0	Investment in Securities at Fair Value

Value Exchange (related Party)	$0.035	21,179,275	$749,746	Investment in Securities at Fair Value

Sharing Services (Related Party)**	$1.000	89,732	$89,732	Investment in Securities at Fair Value

Impact BioMedical (Related Party)	$1.450	4,568,165	$6,623,838	Investment in Securities at Fair Value

Trading Stock			$2,061,230	Investment in Securities at Fair Value

	Total Level 2 Equity Securities		$9,524,554
Nervotech	N/A	1,666	$589	Investment in Securities at Cost
K Beauty	N/A	3,600	$16,733	Investment in Securities at Cost
Ideal Food and Beverages	N/A	19,000	$0	Investment in Securities at Cost
HapiTravel Holding	N/A	19,000	$140	Investment in Securities at Cost

	Total Equity Securities		$15,719,398

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	Share price		Market Value
	12/31/2023	Shares	12/31/2023	Valuation

DSS (Related Party)*	$2.400	3,140,613	$7,537,472	Investment in Securities at Fair Value

Trading Stock			$35,036	Investment in Securities at Fair Value

	Total Level 1 Equity Securities		$7,572,508

Holista	$0.007	36,159,845	$246,556	Investment in Securities at Fair Value

New Electric CV (Related Party)	$0.000	354,039,000	$0	Investment in Securities at Fair Value

AMBS	$0.001	20,000,000	$10,000	Investment in Securities at Fair Value

Value Exchange (related Party)	$0.067	21,179,275	$1,429,602	Investment in Securities at Fair Value

Sharing Services (Related Party)**	$4.620	89,732	$414,562	Investment in Securities at Fair Value

Trading Stock			$1,779,601	Investment in Securities at Fair Value

	Total Level 2 Equity Securities		$3,880,321
Nervotech	N/A	1,666	$37,876	Investment in Securities at Cost
K Beauty	N/A	3,600	$16,636	Investment in Securities at Cost

	Total Equity Securities		$11,507,341

*	On January 4, 2024 DSS Inc. effected a reverse stock split of 1 for 20.

**	On September 13, 2024 Sharing Services effected a reverse stock split of 1 for 1,400.

Changes in the observable input values would likely cause material changes in the fair value of the Company’s Level 3 financial instruments. A significant increase (decrease) in this likelihood would result in a higher (lower) fair value measurement.

The table below provides a summary of the changes in fair value which are recorded through other income (loss), including net transfers in and/or out of all financial assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, 2024 and 2023:

Total
Balance at January 1, 2023	$416,164
Net gain	(338,427)
Balance at December 31, 2023	$77,737
Impairment	(77,307)
Net gain	(543)
Balance at December 31, 2024	$973

Vector Com Convertible Bond

On February 26, 2021, the Company invested approximately $88,599 in the convertible note of Vector Com Co., Ltd (“Vector Com”), a private company in South Korea. The interest rate is 2% per annum. The conversion price is approximately $21.26 per common share of Vector Com. As of December 31, 2023, the Management estimated the fair value of the note to be $77,307. The Company wrote off this loan at March 31, 2024.

Warrants

APW

On July 17, 2020, the Company purchased 122,039,000 shares, approximately 0.5% ownership, and 1,220,390,000 warrants with an exercise price of $0.0001 per share, from APW, for an aggregated purchase price of $122,039. During 2021, the Company exercised 232,000,000 of the warrants to purchase 232,000,000 shares of APW for the total consideration of $232,000, leaving the balance of outstanding warrants of 988,390,000 at December 31, 2021. The Company did not exercise any warrants during years ended December 31, 2023 and 2024. We value APW warrants under level 3 category through a Black Scholes option pricing model and the fair value of the warrants from APW was $973 as of December 31, 2024 and $430 as of December 31, 2023.

E-41

The fair value of the APW warrants under level 3 category as of December 31, 2024 and 2023 was calculated using a Black-Scholes valuation model valued with the following weighted average assumptions:

	December 31, 2024	December 31, 2023
Stock Price	$0.0001	$0.0001
Exercise Price	$0.001	$0.001
Risk-free Interest Rate	4.62%	4.62%
Annualized volatility	869.4%	869.4%
Dividend Yield	0.00	0.00
Year to Maturity	5.56	6.56

VEII

On September 6, 2023, the Company received warrants to purchase shares of VEII, a related party listed company. For further details on this transaction, refer to Note 7 - Related Party Transactions, Note Receivable from a Related Party. As of December 31, 2024 and 2023, the fair value of the warrants was $1,299,973 and $2,487,854, respectively. The Company did not exercise any warrants during the years ended December 31, 2024 and 2023. The Company values VEII warrants under level 3 category through a Black Scholes option pricing model.

The fair value of the VEII warrants under level 3 category as of December 31, 2024 and 2023 was calculated using a Black-Scholes valuation model valued with the following weighted average assumptions:

	December 31, 2024	December 31, 2023
Stock Price	$0.0354	$0.0677
Exercise Price	$0.1770	$0.1770
Risk-free Interest Rate	7.50%	8.50%
Annualized volatility	458.92%	275.85%
Dividend Yield	0.00	0.00
Year to Maturity	3.68	4.68

SHRG

On March 20, 2024, HWH International Inc., entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a (i) Convertible Promissory Note in the amount of $250,000, convertible into 148,810 shares of SHRG’s common stock at the option of HWH, and (ii) certain warrants exercisable into 148,810 shares of SHRG’s common stock at an exercise price of $1.68 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000. At the time of this filing, HWH has not converted any of the debt contemplated by the Convertible Note nor exercised any of the warrants. As of December 31, 2024, the fair value of the warrants was $53,659.

The fair value of the SHRG warrants under level 2 category as of December 31, 2024, was calculated using binomial option pricing model valued with the following weighted average assumptions:

December 31, 2024
Stock Price	$1.0000
Exercise Price	$1.6800
Risk-free Interest Rate	4.34%
Annualized volatility	204.14%
Dividend Yield	0.00
Year to Maturity	4.21

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Convertible Loan Receivables

The Company has elected to recognize the convertible loan receivables at fair value and therefore there was no further evaluation of embedded features for bifurcation. The Company engaged third party valuation firm to perform the valuation of convertible loans. The fair value of the convertible loans is calculated using the binomial tree model based on probability of remaining as straight debt using discounted cash flow.

The following table presents summarized unaudited financial information for our investments that we elected the fair value option that would otherwise be accounted for under the equity method of accounting.

	Summarized Financial Information
	Assets	Liabilities	Net Loss
December 31, 2024
APW*	$864,000	$1,049,000	$(63,000)
DSS*	$142,657,000	$72,979,000	$(21,016,000)
VEII*	$6,844,729	$10,744,581	$(640,853)
SHRG**	$6,257,230	$10,470,791	$(2,869,424)

December 31, 2023
APW	$872,000	$837,000	$(594,000)
Holista	$3,893,309	$4,737,129	$(2,376,748)
DSS	$153,192,000	$69,978,000	$(77,524,000)
VEII	$5,218,993	$8,548,823	$(6,734,911)
SHRG***	$7,821,341	$8,641,133	$(6,364,992)

*	Data derived from Financial Statement as of September 30, 2024, which was the latest available date source we could reach. 12-month Net Loss was estimated by adding one-third of 9-month Net Loss.
**	Data derived from Financial Statement as of September 30, 2024, which was the latest available date source we could reach. 12-month Net Loss was estimated by doubling the 6-month Net Loss.
***	Data derived from Financial Statement for the nine months ended December 31, 2023. 12-month Net Loss was estimated by adding one-third of 9-month Net Loss.

13. INCOME TAXES

US Income Taxes

The components of income tax expense and the effective tax rates for the years ended December 31, 2024 and 2023 are as follows:

	Year Ended December 31,
	2024	2023
Current:
Federal	$150,786	$92,350
State	-	-
Total Current	150,786	92,350
Deferred:
Federal	(1,821,412)	6,176,130
State	(342,691)	(454,675)
Total Deferred	(2,164,103)	5,721,455
Valuation Allowance	2,164,103	(5,721,455)
Total Income Tax Expense	$150,786	$92,350

Pre-tax Loss	$(4,015,030)	$(61,186,383)

Effective Income Tax Rate	-3.8%	-0.2%

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A reconciliation of our income tax expense at federal statutory income tax rate of 21% to our income tax expense at the effective tax rate is as follows:

	Year Ended December 31,
	2024	2023
Federal Statutory Tax Rate	21.0%	21.0%
Capitalized Construction Costs	3.0%	1.5%
Deferred Finance Costs	-0.6%	-4.0%
Miscellaneous Permanent Items	-1.4%	0.0%
Non-Includible Foreign Entities Loss/(Income)	-27.4%	-7.9%
Valuation Allowance	1.6%	-10.8%
Effective Income Tax Rate	-3.8%	-0.2%

Deferred tax assets consist of the following at December 31, 2024 and 2023:

	2024	2023
Deferred Tax Assets:
Accrued Interest Expense	$6,560,893	$6,310,548
Accrued Expense	600,224	423,311
Accrued Other Income	1,596,154	145,017
Partnership Gain	13,175	13,175
Real Estate Impairment	114,432	729,312
Other Amortization	1,160,710	1,160,710
Unrealized Loss on Investment	10,351,184	9,856,139
Others	887,084	208,676
Net Operating Loss	1,096,627	2,846,999
Total Deferred Tax Assets:	$22,380,483	$21,693,887

Deferred Tax Liabilities:
Accrued Interest Income	(7,813,704)	(7,148,090)
Accumulated Depreciation and Amortization	(204,061)	(204,192)
Capitalized Costs	(2,185,216)
Total Deferred Tax Assets:	$(10,202,981)	$(7,352,282)

Deferred Tax Assets / (Liabilities), Net	12,177,502	14,341,605
Less Valuation Allowance	(12,177,502)	(14,341,605)
Deferred Tax Asset c/f	$-	$-

As of December 31, 2024, the Company has Federal and State net operating loss carry-forwards of approximately $14.79 million and $5.12 million, respectively. The full utilization of the deferred tax assets in the future is dependent upon the Company’s ability to generate taxable income. Accordingly, a valuation allowance of an equal amount has been established. During the year ended December 31, 2024, the valuation allowance decreased by $2,164,103.

As of December 31, 2024, total tax payable is $115,335, including federal income tax payable of $147,558, and Maryland state income tax receivable of $32,223. As of December 31, 2023, total tax payable is $1,390, including federal income tax payable of $33,613, and Maryland state income tax receivable of $32,223.

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We are subject to U.S. federal income tax as well as income tax of certain state jurisdictions. We have substantially concluded all U.S. federal income tax and state tax matters through 2020. However, our federal tax returns for the years 2021 through 2023 remain open to examination. State tax jurisdiction tax years remain open to examination as well, though we believe that any additional assessment would be immaterial to the Consolidated Financial Statements.

Income taxes – Other Countries

On December 31, 2024 and 2023, foreign subsidiaries have tax losses of approximately $1.4 million and $0.9 million, respectively, which are available for offset against future taxable profits, subject to the agreement of the tax authorities and compliance with the relevant provisions. The deferred tax assets arising from these tax losses have not been recognized because it is not probable that future taxable profits will be available to use these tax assets. The following charts show the details in different regions as of December 31, 2024 and 2023.

As of December 31, 2024:

	SG Companies	HK Companies	KR Companies	AU Companies	PRC Companies	TW Companies	MYS Companies	Total
Calculation:
Cumulative loss and other deferred tax assets before tax	$(3,507,971)	$(2,227,364)	$(1,257,412)	$-	$(446,024)	$(208,516)	$(3,947)	$7,651,234)
Effective tax rates	17.00%	16.50%	25.00%	30.00%	25.00%	25.00%	17.00%
Tax at the domestic tax rates applicable to profits in the countries where the Company operates	$(596,355)	$(367,515)	$(314,353)	$-	$(111,506)	$(52,129)	$(671)	$(1,442,529)

Adjustments:
Deferred tax assets not recognized	$596,355	$367,515	$314,353	$-	$111,506	$52,129	$671	$1,442,529

Income tax expenses recognized in profit or loss	$-	$-	$-	$-	$-	$-	$-	$-

As of December 31, 2023:

	SG Companies	HK Companies	KR Companies	AU Companies	Total
Calculation:
Cumulative loss and other deferred tax assets before tax	$(5,016,561)	$-	$-	$-	$(5,016,561)
Effective tax rates	17.00%	16.50%	25.00%	30.00%
Tax at the domestic tax rates applicable to profits in the countries where the Company operates	$(852,815)	$-	$-	$-	$(852,815)

Adjustments:
Deferred tax assets not recognized	$852,815	$-	$-	$-	$852,815

Income tax expenses recognized in profit or loss	$-	$-	$-	$-	$-

E-45

14. COMMITMENTS AND CONTINGENCIES

Leases

The Company leases offices in Maryland, Singapore, Hong Kong, South Korea and China through leased spaces aggregating approximately 20,337 square feet, under leases expiring on various dates from July 2025 to April 2029. The leases have rental rates ranging from $2,267 to $23,020 per month. Our total rent expense under these office leases was $1,192,776 and $1,087,585 in 2024 and 2023, respectively. The total cash paid for the leases was $1,202,866 and $1,076,326 for the years ended December 31, 2024 and 2023. The following table outlines the details of lease terms:

Office Location	Lease Term as of December 31, 2024
Singapore - AI	June 2023 to May 2026
Singapore – F&B	October 2024 to September 2027
Singapore – Hapi Cafe	July 2024 to June 2026
South Korea - Hapi Café	August 2022 to August 2025
South Korea - HWH World	August 2022 to July 2025
Bethesda, Maryland, USA	April 2024 to March 2027
China - Office	March 2023 to March 2027
China - Shop	June 2024 to April 2029
Taiwan - Cafe	May 2024 to October 2027
Taiwan - Office	August 2024 to August 2026

The Company adopted ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”) to recognize a right-of-use asset and a lease liability for all the leases with terms greater than twelve months. We elected the practical expedient to not recognize operating lease right-of-use assets and operating lease liabilities for lease agreements with terms of 12 months or less. Operating lease right-of-use assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As our leases do not provide a readily determinable implicit rates, we estimate our incremental borrowing rates to discount the lease payments based on information available at lease commencement. Our incremental borrowings rates are at a range from 2.59% to 7.22% per annum in 2024 and 2023, which were used as the discount rates. At December 31, 2024 the weighted average remaining lease term is 2.22 years and weighted average discount rate is 3.70%. The balances of operating lease right-of-use assets and operating lease liabilities as of December 31, 2024 were $1,468,913 and $1,525,169. The balances of operating lease right-of-use assets and operating lease liabilities as of December 31, 2023 were $1,467,372 and $1,499,263, respectively.

The table below summarizes future payments due under these leases as of December 31, 2024.

For the Years Ended December 31:

2025	$823,069
2026	532,560
2027	229,286
2028	30,994
2029	10,498
Total Minimum Lease Payments	1,626,407
Less: Effect of Discounting	(101,238)
Present Value of Future Minimum Lease Payments	1,525,169
Less: Current Obligations under Leases	(531,885)
Long-term Lease Obligations	$993,284

Lots Sales Agreement

Certain arrangements for the sale of buildable lots to NVR require the Company to credit NVR with an amount equal to one year of the FFB assessment. Under ASC 606, the credits to NVR are not in exchange for a distinct good or service and accordingly, the amount of the credit was recognized as the reduction of revenue. As of December 31, 2024 and 2023, the accrued balance due to NVR was $0 and $189,475.

E-46

Security Deposits

Our rental-home lease agreements require tenants to provide a one-month security deposits. The property management company collects all security deposits and maintains them in a trust account. The Company also has obligation to refund these deposits to the renters at the time of lease termination. As of December 31, 2024 and 2023, the security deposits held in the trust account were $303,518 and $309,688, respectively.

15. DIRECTORS AND EMPLOYEES’ BENEFITS

Alset International Stock Option plans

On November 20, 2013, Alset International approved a Stock Option Plan (the “2013 Plan”). Employees, executive directors, and non-executive directors (including the independent directors) are eligible to participate in the 2013 Plan.

The following tables summarize stock option activity under the 2013 Plan for the year ended December 31, 2024:

	Options for Common Shares	Exercise Price	Remaining Contractual Term (Years)	Aggregate Intrinsic Value

Outstanding as of January 1, 2023	1,061,333	$0.09	1.00	$-
Vested and exercisable at January 1, 2023	1,061,333	$0.09	1.00	$-
Granted	-	-
Exercised	-	-
Forfeited, cancelled, expired	(1,061,333)	0.09
Outstanding as of December 31, 2023	-	$-	-	$-
Vested and exercisable at December 31, 2023	-	$-	-	$-
Granted	-	-
Exercised	-	-
Forfeited, cancelled, expired	-	-
Outstanding as of December 31, 2024	-	$-	-	$-
Vested and exercisable at December 31, 2024	-	$-	-	$-

16. SUBSEQUENT EVENTS

Offering

On January 2, 2025, the Company entered into a securities purchase agreement with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue to the Purchasers an aggregate of 1,500,000 shares of common stock, par value $0.001 per share, at a purchase price of $1.00 per share, in a registered direct offering (the “Offering”).

The Offering was made pursuant to the Company’s existing shelf registration statement filed with the Securities and Exchange Commission (“Commission”) on April 11, 2022, and declared effective by the Commission on May 5, 2022. A prospectus supplement to the Registration Statement was filed with the Commission on January 3, 2025.

The closing of the Offering occurred on January 3, 2025. The Company received net proceeds from the Offering of approximately $1,200,000, after deducting offering expenses payable of approximately $300,000, including the placement agent fees. The Company expects to use the net proceeds from the Offering for working capital and general corporate purposes.

In connection with the Offering, the Company entered into a Placement Agency Agreement with Aegis Capital Corp. (the “Placement Agent”), as the exclusive placement agent in connection with the Offering. As compensation to the Placement Agent, the Company paid the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Offering and reimbursed certain expenses of the Placement Agent.

Loan Agreements with SHRG

On January 15, 2025, HWH International Inc. (“HWH”) entered into a Loan Agreement (the “Loan Agreement”) with Sharing Services Global Corp., an affiliate of the Company (“SHRG”), under which HWH provided a loan to SHRG in the amount of $150,000. HWH may convert a portion or all of the outstanding balance due under the loan into shares of SHRG’s common stock at the average closing market price of SHRG stock within the last three (3) days from the date of maturity of the Loan Agreement, January 15, 2026. The Loan Agreement bears an 8% interest rate.

On March 31, 2025, HWH entered into a securities purchase agreement with Sharing Services Global Corporation (“SHRG”), pursuant to which SHRG issued a convertible promissory note to HWH in the amount of $150,000, the indebtedness thereunder being convertible into SHRG common stock at $0.80 per share at HWH’s option until maturity of the convertible note three (3) years from the date of the securities purchase agreement. Further, SHRG granted HWH warrants exercisable into 937,500 shares of SHRG common stock, the exercise period of the warrants being three (3) years from the date of the securities purchase agreement at an exercise price of $0.85 per share.

E-47

2025 Incentive Compensation Plan

On February 13, 2025, our Board and Majority Shareholders approved and ratified the Company’s 2025 Incentive Compensation Plan (the “2025 Plan”), covering up to 2,147,024 shares of common stock. The purpose of the 2025 Plan is to advance the interests of the Company and our related corporations by enhancing the ability of the Company to attract and retain qualified employees, consultants, officers, and directors, by creating incentives and rewards for their contributions to the success of the Company and its related corporations. The 2025 Plan is administered by our Board or by the Compensation Committee. The 2025 Plan was put into effect on March 17, 2025.

Loan to VEII

Value Exchange International, Inc. (“VEII”) made a Convertible Promissory Note (the “Note”) in the amount of $30,000, dated as of March 28, 2025, to the Company as consideration for a loan in the same amount. The indebtedness can be converted into shares of VEII pursuant to the terms of the Note for a period of two years from the date of the Note. In the event that the Company converts all or a portion of the indebtedness into shares of VEII Common Stock, the conversion price shall be $0.0166 per share.

Credit Facility Agreement with HWH

On April 14, 2025, the Company entered into an amendment (the “Amendment”) to the Credit Facility Agreement with HWH International Inc. dated April 24, 2024, pursuant to which the Company provided HWH a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000. Under the terms of the Amendment, the date upon which each advance made under the Credit Facility and all accrued but unpaid interest shall be due and payable was extended from April 24, 2025 to April 14, 2026. Further, pursuant to the Amendment, HWH released Alset International Limited from its obligations under its Letter of Continuing Financial Support to HWH dated March 28, 2025. The terms of the Company’s Letter of Continuing Financial Support to HWH were not altered by the Amendment.

Stock Compensation

On April 15, 2025, the Board of Directors (the “Board”) of the Company awarded Chairman and Chief Executive Officer Chan Heng Fai 1,000,000 restricted shares of the Company’s common stock (the “Shares”). The Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the Company’s 2025 Incentive Compensation Plan, as adopted on March 17, 2025. Under the terms and conditions of the award, the Shares may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of until April 15, 2026. The Shares are not part of Mr. Chan’s regular annual compensation and will not be awarded on a regularly recurring basis. As of the date of the issuance of the Shares, the fair value thereof was $840,000.

Loan to SHRG

On April 17, 2025, HWH International Inc. (“HWH”) entered into a Loan Agreement (the “Loan Agreement”) with Sharing Services Global Corp., an affiliate of the Company (“SHRG”), under which HWH provided a loan to SHRG in the amount of $250,000. The maturity date of the Loan Agreement is April 17, 2026. The Loan Agreement bears an 8% interest rate. Additionally, upon execution SHRG incurred a commitment fee representing 5% of the loan principal, $12,500.

Sale of IBO Shares

Between April 1, 2025 and April 4, 2025, the Company and its subsidiaries Alset International Limited and Global Biomedical Pte. Ltd. collectively sold the Company’s entire equity interest in Impact Biomedical Inc. (NYSE: IBO) (“Impact”) consisting of 4,268,165 shares of Impact’s common stock. The disposition of the Impact stock was made through several sales on the market through a broker. Chan Heng Fai, our Chairman and Chief Executive Officer, is a director of Impact.

Planned Acquisition of New Energy Asia Pacific Inc.

On December 13, 2023, the Company entered into a term sheet with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. The Company had agreed to purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc. (“NEAPI”), a corporation incorporated in the State of Nevada, for the consideration of $103,750,000, to be paid in the form of a convertible promissory note to be issued to the Seller. NEAPI owns 41.5% of the issued and outstanding shares of New Energy Asia Pacific Limited (“New Energy”), a Hong Kong corporation.

The parties mutually agreed to revise this agreement, and on May 8, 2025, the Company and the Seller entered into an Amended Term Sheet (the “Amended Term Sheet”). Under the terms of the Amended Term Sheet, the Company agreed to purchase from the Seller all of the outstanding shares of NEAPI through a stock purchase agreement for a purchase price of $83,000,000 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Convertible Note”). The Convertible Note shall have an interest rate of 1% per annum. Under the terms of the Convertible Note, the Seller may convert any outstanding principal and interest into shares of the Company’s common stock at $3.00 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

On May 22, 2025, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Seller reflecting the terms of the Amended Term Sheet. On May 23, 2025, Chan Heng Fai, the holder of a majority of the issued and outstanding shares of common stock of the Company, approved by written consent the acquisition of NEAPI contemplated by the Stock Purchase Agreement and the issuance of the Convertible Note.

Notice from NASDAQ

On May 13, 2025, the Company received a letter from The Nasdaq Stock Market LLC indicating that the Company’s common stock had closed below the minimum $1.00 per share bid price requirement for 30 consecutive business days, and that the Company is therefore not in compliance with Nasdaq Listing Rule 5550(a)(2). The notification has no immediate effect on the listing of the Company’s common stock, and the Company has 180 calendar days to regain compliance with the minimum bid price requirement.

Stock Repurchase Program

On June 23, 2025, the Company’s Board of Directors approved a new stock repurchase program authorizing the repurchase of up to $1,000,000 of its common stock. Repurchases may be made under the plan until the $1,000,000 made available is spent or until December 31, 2025.

The Company has authorized its broker to implement this repurchase program and agreed that such broker will have complete discretion and control over the repurchase decisions within certain agreed pricing and size parameters, however, the repurchase program may be suspended or discontinued at any time. The Company’s proposed repurchases may be made from time to time on the open market and in accordance with applicable rules and regulations. The timing and actual number of shares repurchased will depend on a variety of factors, including price, business and market conditions.

E-48

Annex F

Part I. Financial Information

Item 1. Financial Statements.

Alset Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	March 31, 2025 (Unaudited)	December 31, 2024 (Audited)
Assets:
Current Assets:
Cash and Cash Equivalents	$25,194,810	$27,243,787
Restricted Cash	1,129,453	939,939
Account Receivables, Net	91,006	75,646
Other Receivables, Net	5,942,335	6,251,219
Note Receivables - Related Parties, Net	1,182,559	1,679,822
Convertible Loan Receivables at Fair Value - Related Party	2,076,099	1,782,376
Prepaid Expense	165,757	207,483
Inventory	4,891	4,913
Investment in Securities at Fair Value	6,107,006	4,673,530
Investment in Securities at Fair Value - Related Party	8,229,375	12,342,624
Investment in Securities at Cost	17,438	17,462
Investment in Equity Method Securities	3,699,477	4,331,046
Deposits	215,487	210,495
Total Current Assets	54,055,693	59,760,342

Real Estate - Rental Properties	30,426,990	30,695,669
Operating Lease Right-Of-Use Assets, Net	1,390,041	1,468,913
Deposits	283,646	272,281
Other Receivables - Long Term, Net	3,698,399	3,970,149
Property and Equipment, Net	609,976	594,623
Total Assets	$90,464,745	$96,761,977

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$2,953,619	$3,605,863
Deferred Revenue	14,872	-
Operating Lease Liabilities	707,274	531,885
Notes Payable	1,126,607	1,323,059
Notes Payable - Related Parties	15,897	15,794
Total Current Liabilities	4,818,269	5,476,601

Long-Term Liabilities:
Operating Lease Liabilities	749,780	993,284
Notes Payable	86,323	93,241
Total Liabilities	5,654,372	6,563,126

Commitments and Contingencies (Note 12)

Stockholders’ Equity:
Preferred Stock, $0.001 par value; 25,000,000 shares authorized, none issued and outstanding	-	-
Common Stock, $0.001 par value; 250,000,000 shares authorized; 10,735,119 and 9,235,119 shares issued and outstanding on March 31, 2025 and December 31, 2024, respectively	10,735	9,235
Additional Paid in Capital	336,322,511	334,023,233
Accumulated Deficit	(260,185,017)	(251,851,540)
Accumulated Other Comprehensive Income (Loss)	214,926	(849,862)
Total Alset Inc. Stockholders’ Equity	76,363,155	81,331,066
Non-controlling Interests	8,447,218	8,867,785
Total Stockholders’ Equity	84,810,373	90,198,851

Total Liabilities and Stockholders’ Equity	$90,464,745	$96,761,977

See accompanying notes to condensed consolidated financial statements.

F-1

Alset Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Other Comprehensive Income

For the Three Months Ended March 31, 2025 and 2024 (Unaudited)

	2025	2024

Revenue
Rental	$717,805	$720,494
Property	-	5,032,500
Biohealth	-	535
Other	350,498	332,678
Total Revenue	1,068,303	6,086,207
Operating Expenses
Cost of Sales	777,529	4,658,367
General and Administrative	3,595,412	3,250,854
Impairment of Note Receivable, Goodwill and Investment	627,480	443,499
Total Operating Expenses	5,000,421	8,352,720

Loss from Operations	(3,932,118)	(2,266,513)

Other Income (Expense)
Interest Income	92,888	220,740
Interest Income - Related Party	51,629	28,589
Interest Expense	(51,118)	(19,123)
Foreign Exchange Transaction (Loss) Gain	(1,409,102)	1,193,636
Unrealized Gain on Securities Investment	280,908	176,634
Unrealized Loss on Securities Investment - Related Party	(3,801,655)	(5,442,451)
Realized Loss on Securities Investment	(180,096)	(152,468)
Loss on Equity Method Investment	(631,568)	(1,121,418)
Other Expense	(1,201)	(1,571)
Other Income	119,489	70,153
Total Other Expense, Net	(5,529,826)	(5,047,279)

Net Loss Before Income Taxes	(9,461,944)	(7,313,792)

Income Tax Expense	(42,948)	-

Net Loss	(9,504,892)	(7,313,792)

Net Loss Attributable to Non-Controlling Interest	(1,171,415)	(544,134)

Net Loss Attributable to Common Stockholders	$(8,333,477)	$(6,769,658)

Net Loss	$(9,504,892)	$(7,313,792)
Other Comprehensive Loss
Foreign Currency Translation Adjustment	1,417,410	(1,161,932)
Total Comprehensive Loss	(8,087,482)	(8,475,724)

Less Comprehensive Loss Attributable to Non-controlling Interests	(969,576)	(713,195)
Total Comprehensive Loss Attributable to Common Shareholders	(7,117,906)	(7,762,529)

Net Loss Per Share - Basic and Diluted	$(0.78)	$(0.73)

Weighted Average Common Shares Outstanding - Basic and Diluted	10,701,411	9,235,119

See accompanying notes to condensed consolidated financial statements.

F-2

Aset Inc. and Subsidiaries

Condensed Consolidated Statements of Stockholders’ Equity

For the Three Months Ended March 31, 2025 and 2024 (Unaudited)

	Common Stock		Additional	Accumulated Other Comprehensive		Total Alset	Non-	Total
	Shares	Par Value $0.001	Paid in Capital	(Loss) Income	Accumulated Deficit	Stockholders’ Equity	Controlling Interests	Stockholders’ Equity
Balance at January 1, 2025	9,235,119	$9,235	$334,023,233	$(849,862)	$(251,851,540)	$81,331,066	$8,867,785	$90,198,851

Issuance of Common Stock and Warrants	1,500,000	1,500	1,202,043	-	-	1,203,543	-	1,203,543

Issuance of HWH Common Stock & Warrants exercise	-	-	1,033,376	-	-	1,033,376	376,607	1,409,983

Gain from SHRG Warrants	-	-	63,859	-	-	63,859	23,273	87,132

Acquisition of LEH Insurance Group LLC	-	-	-	-	-	-	(1,654)	(1,654)

Change in Non-Controlling Interest	-	-	-	(150,783)	-	(150,783)	150,783	-

Foreign Currency Translations	-	-	-	1,215,571	-	1,215,571	201,839	1,417,410

Net Loss	-	-	-	-	(8,333,477)	(8,333,477)	(1,171,415)	(9,504,892)

Balance at March 31, 2025	10,735,119	$10,735	$336,322,511	$214,926	$(260,185,017)	$76,363,155	$8,447,218	$84,810,373

	Common Stock		Additional	Accumulated Other		Total Alset	Non-	Total
	Shares	Par Value $0.001	Paid in Capital	Comprehensive Income	Accumulated Deficit	Stockholders’ Equity	Controlling Interests	Stockholders’ Equity
Balance at January 1, 2024	9,235,119	$9,235	$332,455,457	$3,609,719	$(247,885,656)	$88,188,755	$8,601,562	$96,790,317

Issuance of HWH Common Stock to EF Hutton for Deferred Underwriting Compensation	-	-	1,098,952	-	-	1,098,952	410,423	1,509,375

Gain from SHRG Convertible Note and Warrants	-	-	157,402	-	-	157,402	58,786	216,188

Change in Non-Controlling Interest after HWH De SPAC	-	-	-	(13,888)	-	(13,888)	13,888	-

Foreign Currency Translations	-	-	-	(992,871)	-	(992,871)	(169,061)	(1,161,932)

Net Loss	-	-	-	-	(6,769,658)	(6,769,658)	(544,134)	(7,313,792)

Balance at March 31, 2024	9,235,119	$9,235	$333,711,811	$2,602,960	$(254,655,314)	$81,668,692	$8,371,464	$90,040,156

See accompanying notes to condensed consolidated financial statements.

F-3

Alset Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

For the Three Months Ended March 31, 2025 and 2024 (Unaudited)

	2025	2024

Cash Flows from Operating Activities
Net Loss from Operations	$(9,504,892)	$(7,313,792)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Depreciation	328,808	308,695
Non-Cash Lease Expenses	217,635	307,001
Impairment of Note Receivable, Goodwill and Investment	627,480	443,499
Foreign Transaction Loss (Gain)	1,409,102	(1,193,636)
Unrealized Gain on Securities Investment	(280,908)	(176,634)
Unrealized Loss on Securities Investment - Related Party	3,801,655	5,442,451
Realized Loss on Securities Investment	180,096	152,468
Loss on Equity Method Investment	631,568	1,121,418
Changes in Operating Assets and Liabilities, net of acquisitions
Real Estate	-	1,984,844
Real Estate Reimbursement Receivable	582,500	(960,996)
Account Receivables	(15,360)	98,812
Advances to Related Party	-	(550,000)
Other Receivables - Related Parties	(12,000)	-
Prepaid Expense	53,214	(20,578)
Deposits	(16,357)	(111,609)
Trading Securities	(937,705)	(531,385)
Inventory	(1,007)	(1,620)
Accounts Payable and Accrued Expenses	(617,960)	(210,430)
Deferred Revenue	14,872	-
Operating Lease Liabilities	(216,895)	(297,755)
Net Cash Used in Operating Activities	(3,756,154)	(1,509,247)

Cash Flows from Investing Activities
Purchase of Fixed Assets	(61,244)	(2,072)
Purchase of Investment Securities	-	(646,785)
Issuing Loan Receivable	-	(511,234)
Issuing Loan Receivable - Related Party	(479,297)	(633,083)
Collection of Loan Receivable - Related Party	79,036	34,671
Net Cash Used in Investing Activities	(461,505)	(1,758,503)

Cash Flows from Financing Activities
Proceeds from Common Stock Issuance	2,613,526	-
Borrowing from a Commercial Loan	-	119,621
Repayment to Notes Payable	(280,074)	(359,803)
Net Cash Provided by (Used in) Financing Activities	2,333,452	(240,182)

Net Decrease in Cash and Cash Equivalents and Restricted Cash	(1,884,207)	(3,507,932)
Effects of Foreign Exchange Rates on Cash and Cash Equivalents	24,744	311,515
Cash and Cash Equivalents and Restricted Cash - Beginning of Period	28,183,726	27,889,293
Cash and Cash Equivalents and Restricted Cash- End of Period	$26,324,263	$24,692,876

Cash	$25,194,810	$23,727,542
Restricted Cash	$1,129,453	$965,334
Total Cash and Restricted Cash	$26,324,263	$24,692,876

Supplementary Cash Flow Information
Cash Paid for Interest	$992	$992
Cash Paid for Taxes	$42,948	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities
Initial Recognition of ROU / Lease Liability	$132,044	$209,931
Promissory Notes Received in Exchange for Sale of HWH Common Stock to Investors	$-	$16,160,000
Issuance of HWH Common Stock to EF Hutton for Deferred Underwriting Compensation	$-	$1,509,375
Conversion of Ketomei Note Payable to Common Stock	$-	$310,796
Gain from SHRG Warrants and Convertible Notes	$87,131	$216,188

See accompanying notes to condensed consolidated financial statements.

F-4

Alset Inc. and Subsidiaries

Notes to Condensed Consolidated Financial Statements

For the Three Months Ended March 31, 2025 and 2024

(Unaudited)

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Alset Inc. (the “Company” or “AEI”), was incorporated in the State of Delaware on March 7, 2018. AEI is a diversified holding company principally engaged through its subsidiaries in the development of EHome communities and other real estate, financial services, digital transformation technologies, biohealth activities and consumer products with operations in the United States, Singapore, Hong Kong, Australia, South Korea, and the People’s Republic of China. We manage a significant portion of our businesses through our 85.8% owned subsidiary, Alset International Limited (“Alset International”), a public company traded on the Singapore Stock Exchange.

The Company has four operating segments based on the products and services we offer, which include three of our principal businesses – real estate, digital transformation technology and biohealth – as well as a fourth category consisting of certain other business activities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and following the requirements of the Securities and Exchange Commission (“SEC”) for interim reporting. These interim financial statements have been prepared on the same basis as the Company’s annual financial statements and, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, which are necessary for a fair statement of the Company’s financial information. These interim results are not necessarily indicative of the results to be expected for the year ending December 31, 2025 or any other interim periods or for any other future years. These unaudited condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and the notes thereto included in the Company’s Form 10-K for the year ended December 31, 2024 filed on March 31, 2025.

The condensed consolidated financial statements include all accounts of the Company and its majority owned and controlled subsidiaries. The Company consolidates entities in which it owns more than 50% of the voting common stock and controls operations. All intercompany transactions and balances among consolidated subsidiaries have been eliminated.

F-5

The Company’s condensed consolidated financial statements include the financial position, results of operations and cash flows of the following entities as of March 31, 2025 and December 31, 2024, as follows:

Name of subsidiary	State or other jurisdiction of	Attributable interest as of,
consolidated under AEI	incorporation or organization	March 31, 2025		December 31, 2024
		%		%
Alset Global Pte. Ltd.	Singapore	100		100
Alset Business Development Pte. Ltd.	Singapore	100		100
Global eHealth Limited	Hong Kong	100		100
Alset International Limited	Singapore	85.8		85.7
Singapore Construction & Development Pte. Ltd.	Singapore	85.8		85.7
Singapore Construction Pte. Ltd.	Singapore	85.8		85.7
Global BioMedical Pte. Ltd.	Singapore	85.8		85.7
Health Wealth Happiness Pte. Ltd.	Singapore	73.3		81.1
SeD Capital Pte. Ltd.	Singapore	85.8		85.7
LiquidValue Asset Management Pte. Ltd.	Singapore	85.8		85.7
Alset Solar Limited	Hong Kong	85.8		85.7
Alset F&B One Pte. Ltd.	Singapore	66.0		73.0
BMI Capital Partners International Limited	Hong Kong	85.8		85.7
SeD Perth Pty Ltd	Australia	85.8		85.7
SeD Intelligent Home Inc.	United States of America	85.8		85.7
LiquidValue Development Inc.	United States of America	85.8		85.7
Alset EHome Inc.	United States of America	85.8		85.7
SeD USA, LLC	United States of America	85.8		85.7
150 Black Oak GP, Inc.	United States of America	85.8		85.7
SeD Development USA Inc.	United States of America	85.8		85.7
150 CCM Black Oak, Ltd.	United States of America	85.8		85.7
SeD Texas Home, LLC	United States of America	100		100
SeD Ballenger, LLC	United States of America	85.8		85.7
SeD Maryland Development, LLC	United States of America	71.6		71.6
SeD Development Management, LLC	United States of America	72.9		72.8
Hapi Metaverse Inc.	United States of America	99.6		99.6
HotApp BlockChain Pte. Ltd.	Singapore	99.6		99.6
HotApp International Limited	Hong Kong	99.6		99.6
UBeauty Limited	Hong Kong	85.8		85.7
HWH World Inc.	South Korea	73.3		81.1
BioHealth Water Inc.	United States of America	85.8		85.7
Hapi Robot Pte. Ltd. (f.k.a. Impact BioHealth Pte. Ltd.)	Singapore	85.8		85.7
American Home REIT Inc.	United States of America	100		100
Hapi Cafe Inc.	Texas, United States of America	73.3		81.1
HWH (S) Pte. Ltd.	Singapore	85.8		85.7
LiquidValue Development Pte. Ltd.	Singapore	100		100
LiquidValue Development Limited	Hong Kong	100		100
Alset F&B Holdings Pte. Ltd.	Singapore	73.3		81.1
Credas Capital Pte. Ltd.	Singapore	64.3		64.2
Credas Capital GmbH	Switzerland	64.3		64.2
Smart Reward Express Limited	Hong Kong	99.6		49.8	*
AHR Texas Two, LLC	United States of America	100		100
AHR Black Oak One, LLC	United States of America	85.8		85.7
AHR Texas Three, LLC	United States of America	100		100
Hapi Cafe Korea Inc.	South Korea	73.3		81.1
Alset Acquisition Sponsor, LLC	United States of America	93.6		93.5
HWH International Inc. (f.k.a. Alset Capital Acquisition Corp.)	Delaware, United States of America	73.3		81.1
Alset Spac Group Inc.	United States of America	93.6		93.5
Hapi WealthBuilder Pte. Ltd.	Singapore	73.3		81.1
Hapi iRobot Pte. Ltd. (f.k.a. Hapi Marketplace Pte. Ltd.) (f.k.a. HWH Marketplace Pte. Ltd.)	Singapore	73.3		81.1
HWH International Inc.	Nevada, United States of America	73.3		81.1
Hapi Cafe SG Pte. Ltd.	Singapore	73.3		81.1
Hapi Cafe Limited	Hong Kong	99.6		99.6
Hapi Group HK Limited (f.k.a. MOC HK Limited)	Hong Kong	99.6		99.6
AHR Texas Four, LLC	United States of America	100		100
Alset F&B (PLQ) Pte. Ltd.	Singapore	73.3		81.1
Hapi Robot Service Pte. Ltd. (f.k.a. Hapi Acquisition Pte. Ltd.)	Singapore	99.6		99.6
Guangdong LeFu Wealth Investment Consulting Co., Ltd. (f.k.a. Shenzhen Leyouyou Catering Management Co., Ltd.)	China	99.6		99.6
Dongguan Leyouyou Catering Management Co., Ltd.	China	99.6		99.6
Robot Ai Trade Pte. Ltd.	Singapore	85.8		85.7
Ketomei Pte. Ltd.	Singapore	40.8	*	39.7	*
Hapi MarketPlace Inc.	United States of America	73.3		81.1
Hapi Café Co., Ltd.	Taiwan	99.6		99.6
Hapi Home Inc.	United States of America	73.3		81.1
Hapi Robot Inc.	United States of America	69.1		72.3
Hapi Café Sdn. Bhd.	Malaysia	73.3		81.1
L.E.H. Insurance Group, LLC	United States of America	44.0	*	-
Hapi Wealth Builder Limited	Hong Kong	73.3		-

*	Although the Company indirectly holds less than 50% of shares of these entities, the subsidiaries of the Company directly hold more than 50% of shares of these entities, and therefore, they are still consolidated into the Company.

F-6

During the year ended December 31, 2024, the Company disposed of few subsidiaries which had no or very minimal activities. The disposal of these entities had immaterial effect on the Company’s consolidated financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include, but are not limited to, allowance for doubtful accounts, valuation of real estate assets, allocation of development costs and capitalized interest to sold lots, fair value of the investments, the valuation allowance of deferred taxes, and contingencies. Actual results could differ from those estimates.

In our property development business, land acquisition costs are allocated to each lot based on the area method, the size of the lot compared to the total size of all lots in the project. Development costs and capitalized interest are allocated to lots sold based on the total expected development and interest costs of the completed project and allocating a percentage of those costs based on the selling price of the sold lot compared to the expected sales values of all lots in the project.

If allocation of development costs and capitalized interest based on the projection and relative expected sales value is impracticable, those costs would be allocated based on area method.

When the Company purchases properties but does not receive the assessment information from the county, the Company allocates the values between land and building based on the data of similar properties. The Company makes appropriate adjustments once the assessment from the county is received. At the same time, any necessary adjustments to depreciation expense are made in the income statement.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be cash equivalents. Cash and cash equivalents include cash on hand and at the bank and short-term deposits with financial institutions that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in values.

F-7

Restricted Cash

As a condition to the loan agreement with the Manufacturers and Traders Trust Company (“M&T Bank”), the Company was required to maintain a minimum of $2,600,000 in an interest-bearing account maintained by the lender as additional security for the loans. The fund was required to remain as collateral for the loan and outstanding letters of credit until the loan and letters of credit are paid off in full and the loan agreement is terminated. The loan has expired during 2022 and only letters of credit were outstanding as of March 31, 2025 and December 31, 2024. On March 15, 2022 approximately $2,300,000 was released from collateral. On December 14, 2023 additional $201,751 was released from collateral. As of March 31, 2025 and December 31, 2024, the total balance of this account was $107,901 and $107,874, respectively.

The Company puts money into brokerage accounts specifically for equity investment. As of March 31, 2025 and December 31, 2024, the cash balance in these brokerage accounts was $1,021,552 and $832,065, respectively.

Account Receivables and Allowance for Credit Losses

Account receivables is recorded at invoiced amounts net of an allowance for credit losses and do not bear interest. The allowance for credit losses is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The measurement and recognition of credit losses involves the use of judgment. Management’s assessment of expected credit losses includes consideration of current and expected economic conditions, market and industry factors affecting the Company’s customers (including their financial condition), the aging of account balances, historical credit loss experience, customer concentrations, customer creditworthiness, and the existence of sources of payment. The Company also establishes an allowance for credit losses for specific receivables when it is probable that the receivable will not be collected and the loss can be reasonably estimated. Account receivables considered uncollectible are charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. As of March 31, 2025 and December 31, 2024, the allowance for credit losses was an immaterial amount. The Company does not have any off-balance sheet credit exposure related to its customers. As of March 31, 2025 and December 31, 2024, the balance of account receivables was $91,006 and $75,646, respectively.

Other Receivables and Allowance for Credit Losses

Other receivables include developer reimbursements for Lakes at Black Oak project. The Company records an allowance for credit losses based on previous collection experiences, the creditability of the organizations that are supposed to reimburse us, the forecasts from the third-party engineering company and Moody’s credit ratings. The allowance amount for these reimbursements was immaterial at March 31, 2025 and December 31, 2024.

On January 9, 2024, the Company sold 1,600,000 shares of HWH International Inc. (“HWH”) to two investors (800,000 shares to each). The consideration for each of the two purchases of stock was $8,000,000, which was paid through the issuance of promissory notes at the purchase price of $10 per share. These promissory notes carry interest of 1.5% and have maturity dates two years from the date of the notes. Each investor also entered into a Security Agreement. Security interest in the brokerage account into which each investor deposited the Shares (the “Collateral”) shall in each case serve as security for the Company’s repayment of their respective promissory notes, and repossession of such Collateral by the Company shall be the sole recourse for non-payment. On March 31, 2025, HWH’s stock price was $1.24. The Company does not expect that investors will repay the promissory notes when due, as the value of the shares is significantly lower than the original purchase price of $10 per share. The Company expects that all the shares will be returned to the Company at the notes’ maturity date and the notes will be canceled as well. Accordingly, the Company has not recognized the receivable or any gain or loss related to the transaction.

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method and includes all costs in bringing the inventories to their present location and condition. Net realizable value is the estimated selling price in the ordinary course of business less the estimated costs necessary to make the sale. As of March 31, 2025 and December 31, 2024, inventory consisted of finished goods from subsidiaries of HWH International Inc. and Hapi Metaverse Inc. The Company continuously evaluates the need for reserve for obsolescence and possible price concessions required to write-down inventories to net realizable value.

F-8

Investment Securities

Investment Securities at Fair Value

The Company commonly holds investments in equity securities with readily determinable fair values, equity investments without readily determinable fair values, investments accounted for under the equity method, and investments at cost. Certain of the Company’s investments in marketable equity securities and other securities are long-term, strategic investments in companies that are in various stages of development.

The Company accounts for certain of its investments in equity securities in accordance with ASU 2016-01 Financial Instruments—Overall (Subtopic 825- 10): Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”). In accordance with ASU 2016-01, the Company records all equity investments with readily determinable fair values at fair value calculated by the publicly traded stock price at the close of the reporting period. Amarantus BioScience Holdings (“AMBS”) is a publicly traded company. The Company does not have significant influence over AMBS as the Company holds approximately 4.3% of the common shares of AMBS. The stock fair value is determined by quoted stock prices.

The Company has a portfolio of trading securities. The objective is to generate profits on short-term differences in market prices. The Company does not have significant influence over any trading securities in our portfolio and fair value of these trading securities are determined by quoted stock prices.

The Company has elected the fair value option for the equity securities noted below that would otherwise be accounted for under the equity method of accounting. DSS, Inc. (“DSS”), American Premium Water Corporation (“APW”, d.b.a. New Electric CV Corporation, “NECV”), Value Exchange International Inc. (“VEII”), Sharing Services Global Corp. (“SHRG”) and Impact Biomedical Inc. (“Impact”) are publicly traded companies and fair value is determined by quoted stock prices. The Company has significant influence but does not have a controlling interest in these investments, and therefore, the Company’s investment could be accounted for under the equity method of accounting or fair value accounting.

●	The Company has significant influence over DSS. As of March 31, 2025 and December 31, 2024, the Company owned approximately 43.6% and 48.9% of the common stock of DSS, respectively. Our CEO, Chan Heng Fai, is an owner of additional common stock of DSS (not including any common or preferred shares we hold). In addition, our Chief Executive Officer is the Chairman of the Board of Directors of DSS. Apart from Chan Heng Fai, two other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of DSS (Chan Tung Moe, our Co-Chief Executive Officer and a son of Chan Heng Fai, and Lim Sheng Hon, Danny).

●	The Company has significant influence over APW as the Company holds approximately 0.5% of the common shares of APW. Additionally, our Chief Executive Officer, Chan Heng Fai, is the majority owner of the common stock of APW (not including any common shares we hold).

●	The Company has significant influence over Value Exchange International as the Company holds approximately 48.7% of the common shares of VEII. Chan Heng Fai and another member of the Board of Directors of Hapi Metaverse Inc., Lum Kan Fai Vincent, are both members of the Board of Directors of VEII. In addition to Mr. Chan, two other members of the Board of Directors of Alset Inc. are also members of the Board of Directors of VEII (Wong Shui Yeung and Wong Tat Keung).

●	The Company has significant influence over SHRG as the Company holds approximately 29.0% of the common shares of SHRG. Our Chief Executive Officer holds a director and chairman position on SHRG’s Board of Directors and three of the directors of the Company are the directors of SHRG. Additionally, our Chief Executive Officer is a significant stockholder of SHRG shares.

●	The Company has significant influence over Impact as the Company holds approximately 35.3% of the common shares of Impact.

F-9

Investment Securities at Cost

Investments in equity securities without readily determinable fair values are measured at cost minus impairment adjusted by observable price changes in orderly transactions for the identical or similar investments of the same issuer. These investments are measured at fair value on a nonrecurring basis when there are events or changes in circumstances that may have a significant adverse effect. An impairment loss is recognized in the condensed consolidated statements of comprehensive income equal to the amount by which the carrying value exceeds the fair value of the investment.

On September 8, 2020, the Company acquired 1,666 shares, approximately 1.45% ownership, from Nervotec Pte Ltd (“Nervotec”), a private company, at the purchase price of $37,826. The Company applied ASC 321 and measured Nervotec at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. As of December 31, 2024, the value of the investment in Nervotec is $589, as the Company wrote off $37,287 of this investment. As of March 31, 2025, the value of the investment in Nervotec is $596.

During 2021, the Company invested $19,609 in K Beauty Research Lab Co., Ltd (“K Beauty”) for 18% ownership. K Beauty was established for sourcing, developing and producing variety of Korea-made beauty products as well as Korea - originated beauty contents for the purpose of distribution to HWH’s membership distribution channel.

On March 14, 2024, the Company entered into shares subscription agreement to subscription of shares in Ideal Food & Beverage Pte. Ltd. (“IFBPL”) with the subscription of 19,000 shares, constituting 19% of the shares of IFBPL. The subscription fee of $14,010 was paid to IFBPL on May 23, 2024. The Company impaired this investment of $14,010 and total impairment expenses were $14,205 due to net liabilities of IFBPL as of December 31, 2024.

On April 25, 2024, the Company entered into a binding term sheet (the “Term Sheet”) through its subsidiary Health Wealth Happiness Pte Ltd. (“HWHPL”) outlining a joint venture with Chen Ziping, an experienced entrepreneur in the travel industry, and Chan Heng Fai, the Company’s Executive Chairman, as a part of the Company’s strategy of building its travel business in Asia. The joint venture company (referred to here as the “JVC”) is known as HapiTravel Holding Pte. Ltd. The JVC was incorporated in July 2024 and is owned by: (a) HWHPL will hold 19% of the shares in the JVC; (b) Chan Heng Fai will hold 11%; and (c) the remaining 70% of the shares in the JVC are to be held by Chen Ziping.

There has been no indication of impairment or changes in observable prices via transactions of similar securities in the remaining investments and these remaining investments are still carried at cost.

Equity Method Investment

The Company accounts for equity investment in entities with significant influence under equity-method accounting. Under this method, the Group’s pro rata share of income (loss) from investment is recognized in the condensed consolidated statements of comprehensive income. Dividends received reduce the carrying amount of the investment. When the Company’s share of loss in an equity-method investee equals or exceeds its carrying value of the investment in that entity, the equity method investment can be reduced below zero based on losses, if the Company either is liable for the obligations of the investee or provides for losses in excess of the investment when imminent return to profitable operations by the investee appears to be assured. Otherwise, the Company does not recognize its share of equity method losses exceeding its carrying amount of the investment. Equity-method investment is reviewed for impairment by assessing if the decline in market value of the investment below the carrying value is other-than-temporary. In making this determination, factors are evaluated in determining whether a loss in value should be recognized. These include consideration of the intent and ability of the Company to hold investment and the ability of the investee to sustain an earnings capacity, justifying the carrying amount of the investment. Impairment losses are recognized in other expense when a decline in value is deemed to be other-than-temporary.

F-10

American Medical REIT Inc.

LiquidValue Asset Management Pte. Ltd. (“LiquidValue”), a subsidiary of the Company, owns 16.4% of American Medical REIT Inc. (“AMRE”) as of March 31, 2025, a company concentrating on medical real estate. AMRE acquires state-of-the-art, purpose-built healthcare facilities and leases them to leading clinical operators with dominant market share under secure triple net leases. AMRE targets hospitals (both Critical Access and Specialty Surgical), Physician Group Practices, Ambulatory Surgical Centers, and other licensed medical treatment facilities. Chan Heng Fai, our Chairman and CEO, is the executive chairman and director of AMRE. DSS, of which we own 43.6% and have significant influence over, owns 80.8% of AMRE. Therefore, the Company has significant influence on AMRE. The Company’s share of losses from AMRE exceeded the carrying amount of the investment, and as a result, the Company suspended recognition of additional losses. The Company will resume recognizing its share of losses only to the extent that it subsequently becomes obligated to fund the investee’s losses or the investee returns to profitability and the Company’s share of earnings exceeds its previously unrecognized losses.

American Pacific Financial, Inc.

The Company owns 36.9% of the shares of the common stock of American Pacific Financial, Inc., formerly known as American Pacific Bancorp, Inc. (“APF”). APF is organized for the purposes of being a financial network holding company, focused on providing commercial loans and on acquiring equity positions in (i) undervalued commercial bank(s), bank holding companies and nonbanking licensed financial companies operating in the United States, South East Asia, Taiwan, Japan and South Korea, and (ii) companies engaged in—nonbanking activities closely related to banking, including loan syndication services, mortgage banking, trust and escrow services, banking technology, loan servicing, equipment leasing, problem asset management, SPAC (special purpose acquisition company) consulting, and advisory capital raising services. The Company elected to apply the equity method accounting to its investment in APF, as the Company retains significant influence over APF. During the three months ended March 31, 2025 and 2024, the investment loss was $565,769 and $1,079,937, respectively. As of March 31, 2025 and December 31, 2024, the investment in APF was $3,655,527 and $4,221,296, respectively.

Sentinel Brokers Company Inc.

The Company’s indirect subsidiary, SeD Capital Pte Ltd (“SeD Capital”), owns 39.8 shares (10.4%) of the Common Stock of Sentinel Brokers Company Inc. (“Sentinel”). Sentinel is a broker-dealer operating primarily as a fiduciary intermediary, facilitating institutional trading of municipal and corporate bonds as well as preferred stock, and is registered with the Securities and Exchange Commission, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and is a member of the Securities Investor Protection Corporation (“SIPC”). The Company has significant influence over Sentinel as our CEO holds a director position on Sentinel’s Board of Directors. Additionally, DSS, of which we own 43.6% and have significant influence over, owns 80.1% of Sentinel. During the three months ended March 31, 2025, the investment loss in Sentinel was $65,799. During the three months ended March 31, 2024, the investment loss in Sentinel was $26,737. Investment in Sentinel was $43,951 and $109,750 at March 31, 2025 and December 31, 2024, respectively.

Investment in Debt Securities

Debt securities are reported at fair value, with unrealized gains and losses (other than impairment losses) recognized in accumulated other comprehensive income or loss. Realized gains and losses on debt securities are recognized in the net income in the condensed consolidated statements of comprehensive income. The Company monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information.

On February 26, 2021, the Company invested approximately $88,599 in the convertible note of Vector Com Co., Ltd (“Vector Com”), a private company in South Korea. The interest rate is 2% per annum. The conversion price is approximately $21.26 per common share of Vector Com. The Company wrote off the entire value of $88,599 of this loan on March 31, 2024.

Variable Interest Entity

Under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 810, Consolidation, when a reporting entity is the primary beneficiary of an entity that is a variable interest entity (“VIE”), as defined in ASC 810, the VIE must be consolidated into the financial statements of the reporting entity. The determination of which owner is the primary beneficiary of a VIE requires management to make significant estimates and judgments about the rights, obligations, and economic interests of each interest holder in the VIE.

F-11

The Company evaluates its interests in VIEs on an ongoing basis and consolidates any VIE in which it has a controlling financial interest and is deemed to be the primary beneficiary. A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact its economic performance; and (ii) the obligation to absorb losses of the VIE that could potentially be significant to it or the right to receive benefits from the VIE that could be significant to the VIE.

Real Estate Assets

Real estate assets are recorded at cost, except when real estate assets are acquired that meet the definition of a business combination in accordance with FASB ASC 805 - “Business Combinations”, which acquired assets are recorded at fair value. Interest, property taxes, insurance and other incremental costs (including salaries) directly related to a project are capitalized during the construction period of major facilities and land improvements. The capitalization period begins when activities to develop the parcel commence and ends when the asset constructed is completed. The capitalized costs are recorded as part of the asset to which they relate and are reduced when lots are sold.

The Company capitalized construction costs of approximately $0 and $(1.4) million, net of sales, for the three months ended March 31, 2025 and 2024, respectively.

The Company’s policy is to obtain an independent third-party valuation for each major project in the United States as part of our assessment of identifying potential triggering events for impairment. Management may use the market comparison method to value other relatively small projects. In addition to the annual assessment of potential triggering events in accordance with ASC 360 – Property Plant and Equipment (“ASC 360”), the Company applies a fair value-based impairment test to the net book value assets on an annual basis and on an interim basis if certain events or circumstances indicate that an impairment loss may have occurred.

The Company did not record impairment on any of its projects during the three months ended on March 31, 2025 and 2024.

Properties under development

Properties under development are properties being constructed for sale in the ordinary course of business, rather than to be held for the Company’s own use, rental or capital appreciation.

Rental Properties

Rental properties are acquired with the intent to be rented to tenants. As of March 31, 2025 and December 31, 2024, the Company owned 132 homes. The aggregate purchase cost of all the homes is $30,998,258. These homes are located in Montgomery and Harris Counties, Texas. All of these purchased homes are properties of our rental business.

Investments in Single-Family Residential Properties

The Company accounts for its investments in single-family residential properties as asset acquisitions and records these acquisitions at their purchase price. The purchase price is allocated between land, building and improvements based upon their relative fair values at the date of acquisition. The purchase price for purposes of this allocation is inclusive of acquisition costs which typically include legal fees, title fees, property inspection and valuation fees, as well as other closing costs.

Building improvements and buildings are depreciated over estimated useful lives of approximately 10 to 27.5 years, respectively, using the straight-line method.

The Company assesses its investments in single-family residential properties for impairment whenever events or changes in business circumstances indicate that carrying amounts of the assets may not be fully recoverable. When such events occur, management determines whether there has been impairment by comparing the asset’s carrying value with its fair value. Should impairment exist, the asset is written down to its estimated fair value. The Company did not recognize any impairment losses during three ended March 31, 2025 and 2024.

F-12

Rental of Model Houses

In May 2023, the Company entered into a lease agreement for one of its model houses located in Montgomery County, Texas. The lease was terminated in February 2025. Management intends to procure a new, tenant to occupy the premises after the office used for real estate sales is converted back to a garage.

On July 14, 2023, 150 CCM Black Oak Ltd entered into a model home lease agreement with Davidson Homes, LLC (“Davidson”). On August 3, 2023, 150 CCM Black Oak Ltd entered into a development and construction agreement with Davidson Homes, LLC to build a model house located in Montgomery County, Texas. On January 4, 2024, 150 CCM Black Oak Ltd sent $220,076 to Davidson as reimbursement for final construction cost and the contractor’s fee. The model home lease commenced on January 1, 2024, lease term is twenty-four (24) full months and annual base rent equals to twelve percentage (12%) of the total of the final cost of construction and the contractor’s fee.

Revenue Recognition and Cost of Revenue

ASC 606 - Revenue from Contracts with Customers (“ASC 606”), establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers.

In accordance with ASC 606, revenue is recognized when a customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these goods or services. The provisions of ASC 606 include a five-step process by which the determination of revenue recognition, depicting the transfer of goods or services to customers in amounts reflecting the payment to which the Company expects to be entitled in exchange for those goods or services. ASC 606 requires the Company to apply the following steps:

(1) identify the contract with the customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when, or as, performance obligations are satisfied.

The following represents the Company’s revenue recognition policies by Segments:

Real Estate

Property Sales

Part of the Company’s real estate business is land development. The Company purchases land and develops it for building into residential communities. The developed lots are sold to builders (customers) for the construction of new homes. Builders enter a sales contract with the Company before they take the lots. The prices and timeline are determined and agreed upon in the contract. Builders do the inspections to make sure all conditions and requirements in contracts are met before purchasing the lots. A detailed breakdown of the five-step process for the revenue recognition of the Lakes at Black Oak project, which represented approximately 0% and 83%, of the Company’s revenue in the three months ended on March 31, 2025 and 2024, respectively, is as follows:

●	Identify the contract with a customer.

The Company has signed agreements with the builders for developing the raw land to ready to build lots. The contract has agreed upon prices, timelines, and specifications for what is to be provided.

●	Identify the performance obligations in the contract.

F-13

Performance obligations of the Company include delivering developed lots to the customer, which are required to meet certain specifications that are outlined in the contract. The customer inspects all lots prior to accepting title to ensure all specifications are met.

●	Determine the transaction price.

The transaction price per lot is fixed and specified in the contract. Any subsequent change orders or price changes are required to be approved by both parties.

●	Allocate the transaction price to performance obligations in the contract.

Each lot or a group of lots is considered to be a separate performance obligation, for which the specified price in the contract is allocated to.

●	Recognize revenue when (or as) the entity satisfies a performance obligation.

The builders do the inspections to make sure all conditions/requirements are met before taking title of lots. The Company recognizes revenue at a point in time when title is transferred. The Company does not have further performance obligations or continuing involvement once title is transferred. Revenue is recognized at a point in time.

Rental Revenue

The Company leases real estate properties to its tenants under leases that are predominately classified as operating leases, in accordance with ASC 842, Leases (“ASC 842”). Real estate rental revenue is comprised of minimum base rent and revenue from the collection of lease termination fees.

Rent from tenants is recorded in accordance with the terms of each lease agreement on a straight-line basis over the initial term of the lease. Rental revenue recognition begins when the tenant controls the space and continues through the term of the related lease. Generally, at the end of the lease term, the Company provides the tenant with a one-year renewal option, including mostly the same terms and conditions provided under the initial lease term, subject to rent increases.

The Company defers rental revenue related to lease payments received from tenants in advance of their due dates. These amounts are presented within deferred revenues and other payables on the Company’s condensed consolidated balance sheets.

Rental revenue is subject to an evaluation for collectability on several factors, including payment history, the financial strength of the tenant and any guarantors, historical operations and operating trends of the property, and current economic conditions. If our evaluation of these factors indicates that it is not probable that we will recover substantially all of the receivable, rental revenue is limited to the lesser of the rental revenue that would be recognized on a straight-line basis (as applicable) or the lease payments that have been collected from the lessee. Differences between rental revenue recognized and amounts contractually due under the lease agreements are credited or charged to straight-line rent receivable or straight-line rent liability, as applicable. For the three months ended March 31, 2025 and the year ended December 31, 2024, the Company did not recognize any deferred revenue and collected all rents due.

Cost of Revenues

Real Estate

●	Cost of Real Estate Sale

All of the costs of real estate sales are from our land development business. Land acquisition costs are allocated to each lot based on the area method, the size of the lot comparing to the total size of all lots in the project. Development costs and capitalized interest are allocated to lots sold based on the total expected development and interest costs of the completed project and allocating a percentage of those costs based on the selling price of the sold lot compared to the expected sales values of all lots in the project.

F-14

If allocation of development costs and capitalized interest based on the projection and relative expected sales value is impracticable, those costs could also be allocated based on area method, the size of the lot comparing to the total size of all lots in the project.

●	Cost of Rental Revenue

Cost of rental revenue consists primarily of the costs associated with management and leasing fees to our management company, repairs and maintenance, depreciation and other related administrative costs. Utility expenses are paid directly by tenants.

Other Businesses

●	Food and Beverage

The Company, through Alset F&B One and Alset F&B PLQ each acquired a restaurant franchise licenses at the end of 2021 and 2022 respectively, both of which have since commenced operations. These licenses allow Alset F&B One and Alset F&B PLQ each to operate a Killiney Kopitiam restaurant in Singapore. Killiney Kopitiam, founded in 1919, is a Singapore-based chain of mass-market, traditional kopitiam style service cafes selling traditional coffee and tea, along with a range of local delicacies such as Curry Chicken, Laksa, Mee Siam, and Mee Rebus.

The Company, through Hapi Café Inc. (“HCI-T”), commenced operation of two cafés during 2022 and 2021, which are located in Singapore and South Korea.

The cafes are operated by subsidiaries of HCI-T, namely Hapi Café SG Pte. Ltd. in Singapore and Hapi Café Korea Inc. in Seoul, South Korea. Hapi Cafes are distinctive lifestyle café outlets that strive to revolutionize the way individuals dine, work, and live, by providing a conducive environment for everyone to relish the four facets – health and wellness, fitness, productivity, and recreation all under one roof.

In February of 2024, HCI-T acquired an additional café in South Korea.

In 2023, the Company incorporated new subsidiaries Guangdong LeFu Wealth Investment Consulting Co., Ltd. (f.k.a. Shenzhen Leyouyou Catering Management Co. Ltd.) and Dongguan Leyouyou Catering Management Co., Ltd. in the People’s Republic of China. These companies will be principally engaged in the food and beverage business in Mainland China.

Additionally, through its subsidiary MOC HK Limited, the Company is focusing on operating café business in Hong Kong. This business was acquired on October 5, 2022. During the acquisition, a goodwill of $60,343 had been generated for the Company. The café was closed on September 16, 2024 and the goodwill was impaired during the year ended December 31, 2024.

F-15

In the second quarter of 2024, the Company ceased operations of its subsidiary Alset F&B (PLQ) Pte. Ltd. Due to the closure of this subsidiary the Company wrote off $5,820 of fixed assets, which is included in general and administrative expenses and recorded a gain on termination of lease of $246, which is included in other income on the Company’s Statement of Operations for the year ended December 31, 2024.

●	Remaining performance obligations

As of March 31, 2025 and December 31, 2024, there were no remaining performance obligations or continuing involvement, as all service obligations within the other business activities segment have been completed.

Deferred Revenue

The Company recognizes deferred revenue when payments are received in advance of fulfilling its performance obligations. Deferred revenue at March 31, 2025, December 31, 2024 and 2023 was $14,872, $0, and $2,100, respectively.

Stock-Based Compensation

The Company accounts for stock-based compensation to employees in accordance with ASC 718, “Compensation-Stock Compensation”. ASC 718 requires companies to measure the cost of employee services received in exchange for an award of equity instruments, including stock options, based on the grant date fair value of the award and to recognize it as compensation expense over the period the employee is required to provide service in exchange for the award, usually the vesting period. Stock option forfeitures are recognized at the date of employee termination. During the three months ended on March 31, 2025 and 2024, the Company recorded $0 as stock-based compensation expense.

Foreign currency

Functional and reporting currency

Items included in the financial statements of each entity in the Company are measured using the currency of the primary economic environment in which the entity operates (“functional currency”). The financial statements of the Company are presented in U.S. dollars (the “reporting currency”).

The functional and reporting currency of the Company is the United States dollar (“U.S. dollar”). The financial records of the Company’s subsidiaries located in Singapore, Hong Kong, Australia, South Korea, and the People’s Republic of China are maintained in their local currencies, the Singapore Dollar (S$), Hong Kong Dollar (HK$), Australian Dollar (“AUD”), South Korean Won (“KRW”), Chinese Yuan (CN¥) and Taiwan Dollar (“NT$”), which are also the functional currencies of these entities.

Transactions in foreign currencies

Transactions in currencies other than the functional currency during the periods are converted into functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the statement of operations.

The majority of the Company’s foreign currency transaction gains or losses come from the effects of foreign exchange rate changes on the intercompany loans between Singapore entities and U.S. entities. The Company recorded foreign exchange loss of $1,409,102 and gain of $1,193,636 during the three months ended on March 31, 2025 and 2024, respectively. The foreign currency transactional gains and losses are recorded in operations.

F-16

Translation of consolidated entities’ financial statements

Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. The Company’s entities with functional currency of S$, HK$, AUD, KRW, CN¥ and NT$, translate their operating results and financial positions into the U.S. dollar, the Company’s reporting currency. Assets and liabilities are translated using the exchange rates in effect on the balance sheet date. Revenue, expense, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of comprehensive income (loss).

The Company recorded other comprehensive gain of $1,417,410 from foreign currency translation for the three months ended March 31, 2025 and $1,161,932 loss for the three months ended March 31, 2024, in accumulated other comprehensive loss.

Earnings (loss) per Share

The Company presents basic and diluted earnings (loss) per share data for its common shares. Basic earnings (loss) per share is calculated by dividing the profit or loss attributable to common stock shareholders of the Company by the weighted-average number of common shares outstanding during the year, adjusted for treasury shares held by the Company.

Diluted earnings (loss) per share is determined by adjusting the profit or loss attributable to common stock shareholders and the weighted-average number of common shares outstanding, adjusted for treasury shares held, for the effects of all dilutive potential ordinary shares, which comprise convertible securities, such as stock options, convertible bonds and warrants. At March 31, 2025, there were 425,216 potentially dilutive warrants outstanding. At December 31, 2024 there were 425,216 potentially dilutive warrants outstanding.

Basic and diluted net loss per share are the same for both periods presented, as all potentially dilutive securities were antidilutive due to the Company’s net loss in both years.

Fair Value Measurements

ASC 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This topic also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1: Observable inputs such as quoted prices (unadjusted) in an active market for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs that are supported by little or no market activity; therefore, the inputs are developed by the Company using estimates and assumptions that the Company expects a market participant would use, including pricing models, discounted cash flow methodologies, or similar techniques.

The carrying value of the Company’s financial instruments, including cash and restricted cash, accounts receivable and accounts payable and accrued expenses approximate fair value because of the short-term maturity of these financial instruments. The liabilities in connection with the conversion and make-whole features included within certain of the Company’s notes payable and warrants are each classified as a level 3 liability.

Non-controlling interests

Non-controlling interests represent the equity in subsidiary not attributable, directly or indirectly, to owners of the Company, and are presented separately in the condensed consolidated statements of operation and comprehensive income, and within equity in the Condensed Consolidated Balance Sheets, separately from equity attributable to owners of the Company.

F-17

On March 31, 2025 and December 31, 2024, the aggregate non-controlling interests in the Company were $8,447,218 and $8,867,785, respectively.

Impairment of Long-lived Assets

Real Estate

Our policy is to annually obtain an independent third-party valuation for each major project in the United States to identify triggering events for impairment. Our management may use a market comparison method to value other relatively small projects. In addition to the annual assessment of potential triggering events in accordance with ASC 360 – Property Plant and Equipment (“ASC 360”), we apply a fair value-based impairment test to the net book value assets on an annual basis and on an interim basis if certain events or circumstances indicate that an impairment loss may have occurred.

Goodwill

The Company evaluates goodwill on an annual basis in the fourth quarter or more frequently, if the management believes indicators of impairment exist. Such indicators could include, but are not limited to (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. The Company first assesses qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. If management concludes that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, management conducts a quantitative goodwill impairment test. The impairment test involves comparing the fair value of the applicable reporting unit with its carrying value. The Company estimates the fair values of its reporting units using a combination of the income, or discounted cash flows, approach and the market approach, which utilizes comparable companies’ data. If the carrying amount of a reporting unit exceeds the reporting unit’s fair value, an impairment loss is recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit.

Loans and Investments

The Company evaluates loans and investments for impairment at each reporting date. For loans, impairment is recognized when it is probable that the Company will be unable to collect all amounts due according to the contractual terms. For investments, an impairment loss is recorded if the decline in fair value is considered other-than-temporary. Impairment losses are measured based on the difference between the carrying amount and estimated fair value, with changes recognized in the consolidated statements of operations.

Capitalized Financing Costs

Financing costs, such as loan origination fee, administration fee, interests, and other related financing costs should be capitalized and recorded on the balance sheet, if these financing activities are directly associated with the development of real estate.

Capitalized financing costs are allocated to lots sold based on the total expected development and interest costs of the completed project and allocating a percentage of those costs based on the selling price of the sold lot compared to the expected sales values of all lots in the project. If the allocation of capitalized financing costs based on the projection and relative expected sales value is impracticable, those costs could also be allocated based on an area method, which uses the size of the lots compared to the total project area and allocates costs based on their size.

As of December 31, 2024, the Company sold all of its lots and therefore did not capitalize any financing costs.

F-18

Related Party Transactions

The Company accounts for related party transactions in accordance with ASC 850 (“Related Party Disclosures”). A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

Recent Accounting Pronouncements

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 requires that an entity, on an annual basis, disclose additional income tax information, primarily related to the rate reconciliation and income taxes paid. The amendment in the ASU is intended to enhance the transparency and decision usefulness of income tax disclosures. The ASU’s amendments are effective for annual periods beginning after December 15, 2024. The Company is currently evaluating the impact that adoption of ASU 2023-09 will have on its financial statements.

In November 2024, the FASB issued ASU No. 2024-03 (“ASU 2024-03”), Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, which is intended to improve disclosures about a public business entity’s expenses, primarily through additional disaggregation of income statement expenses. ASU 2024-03 is effective for annual periods beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The amendments in ASU 2024-03 should be applied either prospectively to financial statements issued for reporting periods after the effective date or retrospectively to any or all prior periods presented in the financial statements. The Company is currently evaluating the ASU to determine its impact on the Company’s disclosures.

3. CONCENTRATIONS

The Company maintains cash balances at various financial institutions in different countries. These balances are usually secured by the central banks’ insurance companies. At times, these balances may exceed the insurance limits.

For the three months ended March 31, 2024, one customer accounted for approximately 100% of the Company’s property development revenue. For the three months ended March 31, 2025 there were no concentrations for any of our revenue streams.

4. SEGMENTS

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision makers (the “CODMs”), or decision–making group, in deciding how to allocate resources and in assessing performance. The Company’s chief operating decision makers are the two Co-CEOs, who review and assess the performance of the Company as a whole. The Company reports its segment information to reflect the manner in which the CODMs review and assess performance. The Company has four operating segments based on the products and services we offer, which include three of our principal businesses – real estate, digital transformation technology and biohealth – as well as a fourth category consisting of certain other business activities. In determination of segments, the Company, together with its CODMs, considers factors that include the nature of business activities, allocation of resources and management structure.

F-19

The primary financial measures used by the CODMs to evaluate performance and allocate resources are net income (loss) and operating income (loss). The CODMs use net income (loss) and operating income (loss) to evaluate the performance of the Company’s ongoing operations and as part of the Company’s internal planning and forecasting processes. Information on net income (loss) and operating income (loss) is disclosed in the Consolidated Statements of Income. Segment expenses and other segment items are provided to the CODMs on the same basis as disclosed in the Consolidated Statements of Income. Costs excluded from segment income (loss) before taxes and reported as “Other” consist of corporate general and administrative activities which are not allocable to the four reportable segments.

The CODMs do not evaluate performance or allocate resources based on segment assets, and therefore such information is not presented in the Notes to the Financial Statements.

The following table summarizes the Company’s segment information for the following balance sheet dates presented, and for the three months ended March 31, 2025 and 2024:

	Real Estate	Digital Transformation Technology	Biohealth Business	Other	Total

Three Months Ended on March 31, 2025
Revenue	$717,805	$-	$-	$350,498	$1,068,303
Cost of Sales	(602,785)	-	-	(174,744)	(777,529)
Gross Profit	115,020	-	-	175,754	290,774
Operating Expenses	(1,144,805)	(163,554)	(512,932)	(2,401,601)	(4,222,892)
Operating Loss	(1,029,785)	(163,554)	(512,932)	(2,225,847)	(3,932,118)
Other Income (Expense)	10,720	(1,251,283)	(698,374)	(3,590,890)	(5,529,826)
Net Loss Before Income Tax	(1,019,065)	(1,414,837)	(1,211,306)	(5,816,737)	(9,461,944)

	Real Estate	Digital Transformation Technology	Biohealth Business	Other	Total

Three Months Ended on March 31, 2024
Revenue	$5,752,994	$-	$535	$332,678	$6,086,207
Cost of Sales	(4,533,660)	-	(2,041)	(122,666)	(4,658,367)
Gross Profit (Loss)	1,219,334	-	(1,506)	210,012	1,427,840
Operating Expenses	(361,696)	(163,707)	(826,961)	(2,341,990)	$(3,694,354)
Operating Income (Loss)	857,638	(163,707)	(828,467)	(2,131,977)	(2,266,513)
Other Income (Expense)	15,148	(3,491,466)	(205,821)	(1,365,140)	$(5,047,279)
Net Income (Loss) Before Income Tax	872,786	(3,655,173)	(1,034,288)	(3,497,117)	(7,313,792)

March 31, 2025
Cash and Restricted Cash	$4,776,950	$355,797	$4,216,873	$16,974,644	$26,324,263
Total Assets	43,617,855	1,993,681	5,599,876	39,253,333	90,464,745

December 31, 2024
Cash and Restricted Cash	$4,928,236	$326,540	$3,375,824	$19,553,127	$28,183,726
Total Assets	44,683,563	3,176,729	5,446,468	43,382,430	$96,761,977

F-20

5. REAL ESTATE ASSETS

As of March 31, 2025 and December 31, 2024, real estate assets consisted of the following:

	March 31, 2025	December 31, 2024

Rental Properties, net	30,426,990	30,695,669
Total Real Estate Assets	$30,426,990	$30,695,669

Single family residential properties

As of March 31, 2025 and December 31, 2024, the Company owned 132 Single Family Residential Properties (“SFRs”). The Company’s aggregate investment in those SFRs was $31 million. Depreciation expense was $268,679 and $264,052 in the three months ended March 31, 2025 and 2024, respectively. These homes are located in Montgomery and Harris Counties, Texas.

The following table presents the summary of our SFRs as of March 31, 2025:

	Number of Homes	Aggregate Investment	Average Investment per Home
SFRs	132	$31,388,691	$237,793

6. NOTES PAYABLE

As of March 31, 2025 and December 31, 2024, notes payable consisted of the following:

	March 31, 2025	December 31, 2024
Motor Vehicle Loans	$116,484	$123,118
Loans for Operations	27,849	37,837
Promissory Note to EF Hutton LLC	1,068,597	1,255,345
Total notes payable	$1,212,930	$1,416,300

M&T Bank Loan

On April 17, 2019, SeD Maryland Development LLC entered into a Development Loan Agreement with Manufacturers and Traders Trust Company (“M&T Bank”) in the principal amount not to exceed at any one time outstanding the sum of $8,000,000, with a cumulative loan advance amount of $18,500,000. The line of credit bore interest rate on LIBOR plus 375 basis points. SeD Maryland Development LLC was also provided with a Letter of Credit (“L/C”) Facility in an aggregate amount of up to $900,000. The L/C commission will be 1.5% per annum on the face amount of the L/C. Other standard lender fees will apply in the event the L/C is drawn down. The loan is a revolving line of credit. The L/C Facility is not a revolving loan, and amounts advanced and repaid may not be re-borrowed. Repayment of the Loan Agreement is secured by $2,600,000 collateral fund and a Deed of Trust issued to the Lender on the property owned by SeD Maryland. The loan expired during 2022 and only L/C is outstanding as of March 31, 2025 and December 31, 2024. On March 15, 2022 approximately $2,300,000 was released from collateral, leaving approximately $300,000 as collateral for outstanding letters of credit. On December 14, 2023 approximately $201,751 was released from collateral, leaving approximately $100,000 as collateral for outstanding letters of credit.

Motor Vehicle Loans

On May 17, 2021, Alset International entered into an agreement with Hong Leong Finance Limited to purchase a car for business purposes. The total purchase price of the car, including associated charges, was approximately $184,596. Alset International paid an initial deposit of $78,640, and pays monthly installments of approximately $1,300, including interest of 1.88% per annum, for 84 months.

F-21

On September 22, 2022 Alset International entered into an agreement with United Overseas Bank Limited to purchase an additional car for business purposes. The total purchase price of the car, including associated charges, was approximately $182,430. Alset International paid an initial deposit of $66,020 and pays monthly installments of approximately $1,472, including interest of 1.88% per annum, for 84 months.

Future minimum principal payments under existing motor vehicle loans at March 31, 2025 in each calendar year through the end of their terms are as follows:

2026	30,222
2027	30,222
2028	30,222
2029	17,629
Thereafter	8,189
Total Future Payments	$116,484

Loans for Operations

The Company’s subsidiary, Ketomei Pte Ltd (“Ketomei”) has a loan from DBS Bank Limited, which was used to fund Ketomei’s current operations. Ketomei owed DBS Bank Limited $27,849 and $34,156 at March 31, 2025 and December 31, 2024, respectively.

Ketomei also borrowed $42,696 from an individual on February 21, 2022, which consisted of principal of $36,807 and interest of $5,889 for 2 years at 8% interest rate per annum. Ketomei repaid $39,015 in 2024 and owed $3,681 at December 31, 2024, which will be repaid in 6 installments in 2025. As of March 31, 2025, Ketomei repaid all balance due.

Promissory Note to EF Hutton LLC

On December 18, 2023, the Company’s subsidiary, HWH International Inc. entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with an underwriting agreement previously entered into by HWH and EF Hutton LLC (“EF Hutton”) (now known as D. Boral Capital LLC), a division of Benchmark Investments, LLC, under which in lieu of HWH tendering the full amount due of $3,018,750, the underwriters accepted a combination of $325,000 in cash paid upon the closing of Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of Business Combination on January 9, 2024. The 149,443 shares were issued as of the price of $10.10, totaling the amount of $1,509,375. The fair value of the HWH shares at issuance on January 9, 2024 was $2.82 per share or $421,429. No gain or loss was recognized upon issuance of the shares on January 9, 2024 as this was an adjustment to prior underwriting costs accounted for in equity. The promissory note carries interest rate equal to SOFR (secured overnight financing rate for U.S. Government Securities Business Day published by the Federal Reserve Bank of New York) plus a margin of one percent. The principal amount of the promissory note and any accrued interest shall mature (i) partially in the event HWH completes an offering within one year of the date of the promissory note, the amount of outstanding debt maturing being proportionate to the amount of proceeds of the future offering, or (ii) in partial installments through October of 2028, the outstanding balance being paid annually until the balance owed is paid in full. The first installment of the note that was due in October 2024 of $236,875 was paid in January 2025, resulting in a default due to the delay in payment. We are currently in negotiations with EF Hutton to resolve the default status and restore the account to good standing. As of March 31, 2025, the Company accrued $121,097 in interest on the promissory note and owed $1,068,597 to EF Hutton. As of December 31, 2024, the Company accrued $70,970 in interest on the promissory note and owed $1,255,345 to EF Hutton.

F-22

7. RELATED PARTY TRANSACTIONS

Purchase of Shares and Warrants from NECV

On July 17, 2020, the Company purchased 122,039,000 shares, approximately 9.99% ownership, and warrants to purchase 1,220,390,000 shares with an exercise price of $0.0001 per share, from NECV, for an aggregate purchase price of $122,039. We value the NECV warrants under level 3 category through a Black Scholes option pricing model. The fair value of the NECV warrants was $973 as of March 31, 2025 and December 31, 2024.

Stock Purchase Agreement with HWH

On November 25, 2024, the Company entered into a stock purchase agreement with HWH pursuant to which the Company agreed to purchase 4,411,764 newly issued shares of the HWH’s common stock for a purchase price of $0.68 per share.

On December 24, 2024, the Company entered into a stock purchase agreement with HWH pursuant to which the Company agreed to purchase 1,300,000 newly issued shares of the HWH’s common stock for a purchase price of $0.45 per share.

Stock Purchase Agreement with DSS

On December 10, 2024, the Company entered into a stock purchase agreement with DSS, pursuant to which the Company agreed to purchase 820,597 newly issued shares of DSS’s common stock for a total purchase price of $800,000 (representing a price of $0.9749 per share of DSS common stock).

The Company and its various subsidiaries are collectively the largest shareholder of DSS. The Company’s Chairman, Chief Executive Officer and majority stockholder, Chan Heng Fai, is also the Executive Chairman of DSS and a significant stockholder of DSS.

Business Combination of Alset Capital Acquisition Corp. and HWH International Inc.

On January 9, 2024, two entities affiliated with Alset Inc. completed a previously announced transaction. On September 9, 2022, Alset Capital entered into an agreement and plan of merger (the “Merger Agreement”) with our indirect subsidiary HWH International Inc., a Nevada corporation and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Alset Capital (“Merger Sub”). The Company and its 85.8% owned subsidiary Alset International own Alset Acquisition Sponsor, LLC, the sponsor (the “Sponsor”) of Alset Capital.

Pursuant to the Merger Agreement, on January 9, 2024, a Business Combination between Alset Capital and HWH was effected through the merger of Merger Sub with and into HWH, with HWH surviving the merger as a wholly owned subsidiary of Alset Capital (the “Merger”), and Alset Capital changing its name to HWH International Inc. (“New HWH”).

The total consideration paid at the closing of the Merger by New HWH to the HWH shareholders was 12,500,000 shares of New HWH common stock. Alset International owned the majority of the outstanding shares of HWH at the time of the Business Combination, and received 10,900,000 shares of New HWH as consideration for its shares of HWH.

New HWH currently has 6,476,400 shares of common stock issued and outstanding following a 5-for-1 reverse stock split of HWH common stock on February 24, 2025. Of these shares, a total of 5,062,134 shares of New HWH common stock are now owned by the Sponsor, Alset International, and the Company directly. In addition, the Sponsor owns warrants convertible into up to 47,375 shares of New HWH common stock upon exercise.

The transaction described above was a transaction between entities under common control. In the transactions under common control, financial statements and financial information were presented as of the beginning of the period as though the assets and liabilities had been transferred at that date. The Company controlled both entities before and after the transaction and accordingly, the transaction had no effect on the Company’s financial statements as the equity was eliminated in consolidation.

F-23

Convertible Notes to Value Exchange

On January 27, 2023, Hapi Metaverse and New Electric CV Corporation (together with Hapi Metaverse, the “Lenders”) entered into a Convertible Credit Agreement (the “1st VEII Credit Agreement”) with VEII. The 1st VEII Credit Agreement provides VEII with a maximum credit line of $1,500,000 with simple interest accrued on any advances of the money under the 1st VEII Credit Agreement at 8%. The 1st VEII Credit Agreement grants conversion rights to each Lender. Each Advance shall be convertible, in whole or in part, into shares of VEII’s Common Stock at the option of the Lender who made that Advance (being referred to as a “Conversion”), at any time and from time to time, at a price per share equal the “Conversion Price”. In the event that a Lender elects to convert any portion of an Advance into shares of VEII Common Stock in lieu of cash payment in satisfaction of that Advance, then VEII would issue to the Lender five (5) detachable warrants for each share of VEII’s Common Stock issued in a Conversion (“Warrants”). Each Warrant will entitle the Lender to purchase one (1) share of Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. On February 23, 2023, Hapi Metaverse loaned VEII $1,400,000 (the “Loan Amount”). The Loan Amount can be converted into shares of VEII pursuant to the terms of the 1st VEII Credit Agreement for a period of three years. There is no fixed price for the derivative security until Hapi Metaverse converts the Loan Amount into shares of VEII Common Stock.

On September 6, 2023, Hapi Metaverse converted $1,300,000 of the principal amount loaned to VEII into 7,344,632 shares of VEII’s Common Stock. Under the terms of the 1st VEII Credit Agreement, Hapi Metaverse received Warrants to purchase a maximum of 36,723,160 shares of VEII’s Common Stock at an exercise price of $0.1770 per share. Such warrants expire five (5) years from date of their issuance. On March 31, 2025 the fair value of the remaining $100,000 of convertible note and warrants was $26,676 and $477,419, respectively. On December 31, 2024 the fair value of the remaining $100,000 of convertible note and warrants was $24,283 and $1,299,973, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

On December 14, 2023, Hapi Metaverse entered into a Convertible Credit Agreement (“2nd VEII Credit Agreement”) with VEII. On December 15, 2023, Hapi Metaverse loaned VEII $1,000,000. The 2nd VEII Credit Agreement was amended pursuant to an agreement dated December 19, 2023. Under the 2nd VEII Credit Agreement, as amended, this amount can be converted into VEII’s Common Shares pursuant to the terms of the 2nd VEII Credit Agreement for a period of three years. In the event that Hapi Metaverse converts this loan into shares of VEII’s Common Stock, the conversion price shall be $0.045 per share. In the event that Hapi Metaverse elects to convert any portion of the loan into shares of VEII’s Common Stock in lieu of cash payment in satisfaction of that loan, then VEII will issue to Hapi Metaverse five (5) detachable warrants for each share of VEII’s Common Stock issued in a conversion (“Warrants”). Each Warrant will entitle Hapi Metaverse to purchase one (1) share of VEII’s Common Stock at a per-share exercise price equal to the Conversion Price. The exercise period of each Warrant will be five (5) years from date of issuance of the Warrant. The fair value of this convertible note on March 31, 2025 and December 31, 2024 was $389,602 and $447,480, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables). At the time of this filing, the Company has not converted the Loan Amount.

On July 15, 2024, the Company entered into a Convertible Credit Agreement (“3rd VEII Credit Agreement”) with VEII for an unsecured credit line in the maximum amount of $110,000 (“2024 Credit Line”). Advances of the principal under the 3rd VEII Credit Agreement accrue simple interest at 8% per annum. Each Advance under the 3rd VEII Credit Agreement and all accrued interest thereon may, at the election of VEII, or the Company, be: (1) repaid in cash; (2) converted into shares of VEII Common Stock; or (3) be repaid in a combination of cash and shares of VEII Common Stock. The principal amount of each Advance under the 3rd VEII Credit Agreement is due and payable on the third (3rd) annual anniversary of the date that the Advance is received by VEII along with any unpaid interest accrued on the principal (the “Advance Maturity Date”). Prior to the Advance Maturity Date, unpaid interest accrued on any Advance shall be paid on the last business day of June and on the last business day of December of each year in which the Advance is outstanding and not converted into shares of VEII Common Stock. Company may prepay any Advance under the 3rd VEII Credit Agreement and interests accrued thereon prior to Advance Maturity Date without penalty or charge. At the time of this filing, the Company has not converted the Loan Amount. The fair value of this convertible note on March 31, 2025 and December 31, 2024 was $101,805 and $97,867, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

F-24

VEII issued a Convertible Promissory Note (the “VEII Convertible Promissory Note”) for $30,000, dated as of March 28, 2025 to Alset Inc. as consideration for a loan in the same amount. This amount can be converted into shares of VEII pursuant to the terms of the VEII Convertible Promissory Note for a period of two years. In the event that Alset Inc. converts all or a portion of the indebtedness into shares of VEII Common Stock, the conversion price shall be $0.0166 per share. The fair value of this convertible note on March 31, 2025 was $28,543. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables). At the time of this filing, the Company has not converted the Loan Amount.

Convertible Notes to Sharing Services

On January 17, 2024, the Company received a Convertible Promissory Note (the “1st SHRG Convertible Note”) from Sharing Services Global Corp., an affiliate of the Company, in exchange for a $250,000 loan made by the Company to SHRG. The Company may convert a portion or all of the outstanding balance due under the 1st SHRG Convertible Note into shares of SHRG’s common stock at the average closing market price of SHRG stock within the last three (3) days from the date of conversion notice. The 1st SHRG Convertible Note bears a 10% interest rate and has a scheduled maturity six (6) months from the date of the 1st SHRG Convertible Note, or July 17, 2024. The terms of the note and maturity date were subsequently extended. The fair value of this 1st SHRG Convertible Note on March 31, 2025 and December 31, 2024 was $468,101 and $468,093, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

On March 20, 2024, HWH International Inc., a subsidiary of the Company, entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a (i) Convertible Promissory Note (the “2nd SHRG Convertible Note) in the amount of $250,000, convertible into 148,810 shares of SHRG’s common stock at the option of HWH, and (ii) certain warrants exercisable into 148,810 shares of SHRG’s common stock at an exercise price of $1.68 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000. At the time of this filing, HWH has not converted any of the debt contemplated by the 2nd SHRG Convertible Note nor exercised any of the warrants. On March 31, 2025 the fair value of the 2nd SHRG Convertible Note and warrants was $231,204 and $13,994, respectively. On December 31, 2024 the fair value of the 2nd SHRG Convertible Note and warrants was $212,708 and $13,272, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables).

On May 9, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “3rd SHRG Convertible Note”) in the amount of $250,000, convertible into 89,286 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $250,000. The 3rd SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 3rd SHRG Convertible Note. Additionally, upon signing the 3rd SHRG Convertible Note, SHRG owns the Company commitment fee of 8% of the principal amount, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 3rd SHRG Convertible Note. On March 31, 2025 and December 31, 2024, the fair value of the 3rd SHRG Convertible Note was $230,589 and $230,871, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

F-25

On June 6, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “4th SHRG Convertible Note”) in the amount of $250,000, convertible into 89,286 shares of SHRG’s common stock at the option of HWH for an aggregate purchase price of $250,000. The Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 4th SHRG Convertible Note. Additionally, upon signing the 4th SHRG Convertible Note, SHRG owns the Company commitment fee of 8% of the principal amount $20,000 in total, which will be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 4th SHRG Convertible Note. On March 31, 2025 and December 31, 2024, the fair value of the 4th SHRG Convertible Note was $222,631 and $212,865, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On August 13, 2024, HWH entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a Convertible Promissory Note (the “5th SHRG Convertible Note”) in the amount of $100,000, convertible into 35,714 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $100,000. The 5th SHRG Convertible Note bears an 8% interest rate and has a scheduled maturity three years from the date of the 5th SHRG Convertible Note. Additionally, upon signing the 5th SHRG Convertible Note, SHRG owed the Company a commitment fee of 8% of the principal amount, $8,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. At the time of this filing, HWH has not converted any of the debt contemplated by the 5th SHRG Convertible Note. On March 31, 2025 and December 31, 2024, the fair value of the 5th SHRG Convertible Note was $90,143 and $88,209, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On January 15, 2025, HWH entered into a Loan Agreement (the “Loan Agreement”) with SHRG, under which HWH provided a loan to SHRG in the amount of $150,000. HWH may convert a portion or all of the outstanding balance due under the loan into shares of SHRG’s common stock at the average closing market price of SHRG stock within the last three (3) days from the date of maturity of the Loan Agreement, January 15, 2026. The Loan Agreement bears an 8% interest rate. On March 31, 2025, the fair value of the Loan Agreement was $145,187. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

On March 31, 2025, HWH entered into a securities purchase agreement with SHRG, pursuant to which SHRG issued a convertible promissory note to HWH in the amount of $150,000 (the “6th SHRG Convertible Note”). The 6th SHRG Convertible Note is convertible into SHRG’s common stock at $0.80 per share at HWH’s option until maturity three (3) years from the date of the securities purchase agreement. In addition, SHRG granted HWH warrants exercisable into 937,500 shares of SHRG’s common stock. The warrants may be exercised for three (3) years from the date of the securities purchase agreement at an exercise price of $0.85 per share. On March 31, 2025, the fair value of the Loan and warrants was $141,617 and $87,131, respectively. (For further details on fair value valuation refer to Note 11. – Investments Measured at Fair Value, Convertible Note Receivables.)

Advance to Related Party

On February 20, 2024, the Company sent $550,000 to Sentinel Brokers Company Inc. (“Sentinel”). The initial purpose of the transfer was to invest in shares of this company. The transaction did not close as planned and $467,107 of the funds were returned, with $82,893 written off. The Company has significant influence over Sentinel as it holds 10.4% of outstanding shares of Sentinel and its CEO holds a director position on Sentinel’s Board of Directors.

Acquisition of L.E.H. Insurance Group, LLC

On November 19, 2024, HWH entered definitive agreements to acquire a controlling 60% interest in L.E.H. Insurance Group, LLC (“LEH”). The acquisition closed on February 27, 2025. This acquisition was facilitated through the purchase of shares from SHRG. LEH is a licensed insurance agency representing over 600 insurance companies, serving as an independent advisor to businesses and individuals. LEH provides personalized insurance solutions, offering expert guidance to meet the unique coverage needs of each customer. LEH is in the early stages of its development, has no employees on its payroll, and has yet to turn a profit.

As of March 31, 2025, the Company impaired goodwill of $77,480 to $0, which was generated from the excess of the purchase price above the net asset value during the acquisition. Total impairment expenses were $77,480.

Apartment Rental for the CEO

The Company was renting an apartment in Singapore for its CEO and Chairman, Chan Heng Fai, as part of the compensation for his services. The Company paid $20,908 deposit for the apartment and had expenses of $29,831 in the three months ended March 31, 2024. The lease expired in September 2024 and the Company did not extend that lease.

Notes Payable

Chan Heng Fai provided an interest-free, due on demand advance to SeD Perth Pty. Ltd. for its general operations. As of March 31, 2025 and December 31, 2024, the outstanding balance was $11,728 and $11,618, respectively.

Chan Heng Fai provided an interest-free, due on demand advance to Hapi Metaverse Inc. for its general operations. As of March 31, 2025 and December 31, 2024, the outstanding balance was $4,169 and $4,176, respectively.

F-26

Management Fees

MacKenzie Equity Partners, LLC, an entity owned by Charles MacKenzie, Chief Development Officer of the Company, has a consulting agreement with a majority-owned subsidiary of the Company. Pursuant to an agreement entered into in June of 2022, as supplemented in August, 2023, the Company’s subsidiary has paid $25,000 per month for consulting services. In addition, MacKenzie Equity Partners, LLC has been paid certain bonuses, including a sum of $60,000 in June 2024. No bonuses were paid to this entity in 2025.

The Company incurred expenses of $75,000 and $75,000 in the three months ended March 31, 2025 and 2024, respectively, which in 2025 were expensed and in 2024 were capitalized as part of Real Estate on the balance sheet as the services relate to property and project management. On March 31, 2025 and December 31, 2024, the Company owed this related party $25,000 and $41,602, respectively. These amounts are included in Accounts Payable in the accompanying condensed consolidated balance sheets.

CA Global Consulting Inc., an entity owned by Anthony Chan, the former Chief Operating Officer of the Company, had a consulting agreement with the Company dated April 8, 2021, as amended on May 6, 2022. As of June 13, 2024, the Company terminated the consulting agreement with CA Global Consulting Inc., and the Company ceased paying consulting fees in the amount of $15,000 per month. The Company incurred expenses of $45,000 in the three months ended March 31, 2024.

Notes Receivable from Related Party

On August 31, 2023, Hapi Café Inc. and Ketomei Pte. Ltd. entered into a binding term sheet pursuant to which HCI agreed to lend Ketomei up to $36,634 pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

On October 26, 2023, the same parties entered into another binding term sheet pursuant to which HCI agreed to lend Ketomei up to $37,876 pursuant to a non- convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

The amount due from Ketomei at December 31, 2024 was $0.

On February 20, 2024, HCI-T invested $312,064 for an additional 38.41% ownership interest in Ketomei by converting $312,064 of convertible loan. The loan was impaired at the year ended of December 31, 2023, therefore, $312,064 was transferred from impairment of convertible loan to impairment of equity method investment. After this additional investment, Hapi Cafe owns 55.65% (the Company owns indirectly 45.5%) of Ketomei’s outstanding shares and Ketomei is consolidated into the financial statements of the Company beginning on February 20, 2024.

On October 13, 2021 BMI Capital Partners International Limited (“BMI”) entered into a loan agreement with Liquid Value Asset Management Limited (“LVAML”), a subsidiary of DSS, pursuant to which BMI agreed to lend $3,000,000 to LVAML. The loan has variable interest rate and matured on January 12, 2023, with automatic three-month extensions. The purpose of the loan is to purchase a portfolio of trading securities by LVAM. BMI participates in the losses and gains from portfolio based on the calculations included in the loan agreement. As of March 31, 2025 and December 31, 2024 LVAML owes the Company $463,995.

On September 28, 2023 Alset International Limited (“Alset International”) entered into loan agreement with Value Exchange International Inc., pursuant to which Alset International agreed to lend $500,000 to VEII. The loan carries simple annual interest rate of 8%. As of December 31, 2024 the Company accrued $40,000 interest and VEII owed $550,000, to Alset International. The Company wrote off this loan at March 31, 2025.

On November 6, 2024, the Company signed a loan agreement with HapiTravel Holding Pte. Ltd. (“HTHPL”) in the amount of $137,658 at a rate of 5% per annum, the maturity date of which is on or before the second anniversary of the effective date. During first quarter of 2025, the Company lent HTHPL additional $19,053. As of March 31, 2025 and December 31, 2024 the Company accrued $1,713 and $1,018 interest, respectively, and HTHPL owed $161,134 and $139,514, respectively, to the Company.

F-27

On December 18, 2024, the Company sold Hapi Travel Pte. Ltd. (“HTPL”) to HTHPL for a consideration of $834.

On December 17, 2024, the Company entered into a shares purchase agreement with HTHPL, pursuant to which the Company sold 500,000 ordinary shares of Hapi Travel Limited (“HTL”), representing 100% of the issued and outstanding share capital of HTL, in exchange for a promissory note in the amount of $82,635, which bears an 6% interest rate and has a scheduled maturity two years from the date of the promissory note. As of March 31, 2025 and December 31, 2024 the Company accrued $1,220 and $190 interest, respectively, and HTHPL owed $83,695 and $82,635, respectively, to the Company.

On January 23, 2025 the Company entered into loan agreement with New Energy Asia Pacific Company Limited (“New Energy Asia”), pursuant to which the Company agreed to lend $69,326 to New Energy Asia. The loan carries simple annual interest rate of 8% and is due on January 23, 2026. As of March 31, 2025 the Company accrued $1,018 interest and New Energy Asia owed $70,344, to the Company.

8. EQUITY

The Company has authorized share capital of 250,000,000 common shares and 25,000,000 preferred shares.

The Company has designated 6,380 preferred shares as Series A Preferred Stock and 2,132 as Series B Preferred Stock.

Holders of the Series A Preferred Stock shall be entitled to receive dividends equal, on an as-if-converted basis, to and in the same form as dividends actually paid on shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) when, as and if paid on shares of Common Stock. Each holder of outstanding Series A Preferred Stock is entitled to vote equal to the number of whole shares of Common Stock into which each share of the Series A Preferred Stock is convertible. Holders of Series A Preferred Stock are entitled, upon liquidation of the Company, to receive the same amount that a holder of Series A Preferred Stock would receive if the Series A Preferred Stock were fully converted into Common Stock.

Holders of the Series B Preferred Stock shall be entitled to receive dividends equal, on an as-if-converted basis, to and in the same form as dividends actually paid on shares of the Company’s common stock par value $0.001 per share (“Common Stock”) when, as and if paid on shares of Common Stock. Each holder of outstanding Series B Preferred Stock is entitled to vote equal to the number of whole shares of Common Stock into which each share of the Series B Preferred Stock is convertible. Holders of Series B Preferred Stock are entitled, upon liquidation of the Company, to receive the same amount that a holder of Series B Preferred Stock would receive if the Series B Preferred Stock were fully converted into Common Stock.

The Company analyzed the Preferred Stock and the embedded conversion option for derivative accounting consideration under ASC 815-15 “Derivatives and Hedging” and determined that the conversion option should be classified as equity.

On January 2, 2025, the Company entered into a securities purchase agreement with certain accredited investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue to the Purchasers an aggregate of 1,500,000 shares of common stock, par value $0.001 per share, at a purchase price of $1.00 per share, in a registered direct offering (the “Offering”).

The Offering was made pursuant to the Company’s existing shelf registration statement filed with the Securities and Exchange Commission (“Commission”) on April 11, 2022, and declared effective by the Commission on May 5, 2022. A prospectus supplement to the Registration Statement was filed with the Commission on January 3, 2025.

F-28

The closing of the Offering occurred on January 3, 2025. The Company received net proceeds from the Offering of approximately $1,200,000, after deducting offering expenses payable of approximately $300,000, including the placement agent fees. The Company used the net proceeds from the Offering for working capital and general corporate purposes.

In connection with the Offering, the Company entered into a Placement Agency Agreement with Aegis Capital Corp. (the “Placement Agent”), as the exclusive placement agent in connection with the Offering. As compensation to the Placement Agent, the Company paid the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Offering and reimbursed certain expenses of the Placement Agent.

On March 31, 2025, there were 10,735,119 common shares issued and outstanding.

The following table summarizes the warrant activity for the three months ended March 31, 2025.

	Warrant for Common Shares	Weighted Average Exercise Price	Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Warrants Outstanding as of December 31, 2024	603,051	$80.46	1.36	$-
Warrants Vested and exercisable at December 31, 2024	603,051	$80.46	1.36	$-
Granted	-	-
Exercised	-	-
Forfeited, cancelled, expired	-	-
Warrants Outstanding as of March 31, 2025	603,051	$80.46	1.12	$-
Warrants Vested and exercisable at March 31, 2025	603,051	$80.46	1.12	$-

Issuance of HWH Shares to EF Hutton

On December 18, 2023, the Company’s subsidiary, HWH International Inc. entered into a Satisfaction and Discharge of Indebtedness Agreement in connection with an underwriting agreement previously entered into by HWH and EF Hutton (now known as D. Boral Capital LLC), a division of Benchmark Investments, LLC, under which in lieu of HWH tendering the full amount due of $3,018,750, the underwriters accepted a combination of $325,000 in cash paid upon the closing of the Business Combination, 149,443 shares of the Company’s common stock and a $1,184,375 promissory note as full satisfaction. This agreement was effective at the closing of Business Combination on January 9, 2024. The 149,443 shares were issued as of the price of $10.10, totaling the amount of $1,509,375. The fair value of the HWH shares at issuance on January 9, 2024 was $2.82 per share or $421,429. No gain or loss was recognized upon issuance of the shares on January 9, 2024 as this was an adjustment to prior underwriting costs accounted for in equity.

9. LEASE INCOME

The Company generally rents its SFRs under lease agreements with a term of one or two years. Future minimum rental revenue under existing leases on our properties at March 31, 2025 in each calendar year through the end of their terms are as follows:

2025	$1,187,472
2026	$154,845
Total Future Receipts	$1,342,317

F-29

Property Management Agreements

The Company has entered into property management agreement with the property managers under which the property managers generally oversee and direct the leasing, management and advertising of the properties in our portfolio, including collecting rents and acting as liaison with the tenants. The Company pays its property managers a monthly property management fee for each property unit and a leasing fee. For the three months ended March 31, 2025 and 2024, property management fees incurred by the property managers were $35,640 and $35,010, respectively. For the three months ended March 31, 2025 and 2024, leasing fees incurred by the property managers were $13,845 and $10,260, respectively.

10. ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

Following is a summary of the changes in the balances of accumulated other comprehensive (loss) income, net of tax:

	Unrealized Gains and Losses on Security Investment	Foreign Currency Translations	Change in Minority Interest	Total
Balance at January 1, 2025	$(54,921)	$(3,960,871)	$3,165,930	$(849,862)

Other Comprehensive Income (Loss)	-	1,215,571	(150,783)	1,064,788

Balance at March 31, 2025	$(54,921)	$(2,745,300)	$3,015,147	$214,926

	Unrealized Gains and Losses on Security Investment	Foreign Currency Translations	Change in Minority Interest	Total
Balance at January 1, 2024	$(54,921)	$(119,566)	$3,784,206	$3,609,719

Other Comprehensive Loss	-	(992,871)	(13,888)	(1,006,759)

Balance at March 31, 2024	$(54,921)	$(1,112,437)	$3,770,318	$2,602,960

11. ASSETS MEASURED AT FAIR VALUE

Financial assets measured at fair value on a recurring basis are summarized below and disclosed on the condensed consolidated balance sheet as of March 31, 2025 and December 31, 2024:

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
March 31, 2025
Assets
Investment Securities- Fair Value Option	$7,159,556	$490,321	$-	$7,649,877
Investment Securities- Trading	104,658	6,002,330	-	6,106,988
Warrants – NECV	-	-	973	973
Warrants - VEII	-	477,419	-	477,419
Warrants - SHRG	-	101,125	-	101,125
Convertible Loan Receivable - VEII	-	546,626	-	546,626
Convertible Loan Receivable - SHRG	-	1,529,472	-	1,529,472
Total Assets at Fair Value	$7,264,214	$9,147,293	$973	$16,412,480

F-30

	Fair Value Measurement Using			Amount at
	Level 1	Level 2	Level 3	Fair Value
December 31, 2024
Assets
Investment Securities- Fair Value Option	$3,565,089	$7,463,324	$-	$11,028,413
Investment Securities- Trading	2,612,293	2,061,230	-	4,673,523
Warrants - APW	-	-	973	973
Warrants - VEII	-	1,299,973	-	1,299,973
Warrants- SHRG	-	13,272	-	13,272
Convertible Loan Receivable - VEII	-	569,630	-	569,630
Convertible Loan Receivable - SHRG	-	1,212,746	-	1,212,746
Total Investment in Securities at Fair Value	$6,177,382	$12,620,175	$973	$18,798,530

Realized loss on investment securities for the three months ended March 31, 2025 was $180,096 and realized loss on investment securities for the three months ended March 31, 2024 was $152,468. Unrealized gain on securities investment was $3,520,747 and unrealized loss was $5,265,817 in the three months ended March 31, 2025 and 2024, respectively. These gains and losses were recorded directly to net loss.

For U.S. trading stocks, we use Bloomberg Market stock prices as the share prices to calculate fair value. For overseas stock, we use the stock price from the local stock exchange to calculate fair value. The following chart shows details of the fair value of equity security investment at March 31, 2025 and December 31, 2024, respectively.

	Share price		Market Value
	3/31/2025	Shares	3/31/2025	Valuation

DSS (Related Party)	$0.870	3,961,210	$3,446,253	Investment in Securities at Fair Value – Related Party

Impact Biomedical (Related Party)	$0.870	4,268,165	$3,713,303	Investment in Securities at Fair Value – Related Party

Trading Stocks			$104,658	Investment in Securities at Fair Value

	Total Level 1 Equity Securities		$7,264,214

AMBS	$0.000	20,000,000	$-	Investment in Securities at Fair Value

Holista	$0.019	1,000	$19	Investment in Securities at Fair Value

Value Exchange (Related Party)	$0.017	21,179,275	$366,400	Investment in Securities at Fair Value – Related Party

New Electric CV (Related Party)	$0.000	354,039,000	$-	Investment in Securities at Fair Value – Related Party

Sharing Services (Related Party)	$1.381	89,732	$123,902	Investment in Securities at Fair Value – Related Party

Trading Stocks			$6,002,330	Investment in Securities at Fair Value

	Total Level 2 Equity Securities		$6,492,651

Nervotec	N/A	1,666	$596	Investment in Securities at Cost
UBeauty	N/A	3,600	$16,700	Investment in Securities at Cost
Ideal Food and Beverages	N/A	19,000	$-	Investment in Securities at Cost
HapiTravel Holding	N/A	19,000	$142	Investment in Securities at Cost
	Total Equity Securities		$13,774,303

F-31

	Share price		Market Value
	12/31/2024	Shares	12/31/2024	Valuation

DSS (Related Party)	$0.900	3,961,210	$3,565,089	Investment in Securities at Fair Value – Related Party

Trading Stocks			$2,612,293	Investment in Securities at Fair Value

	Total Level 1 Equity Securities		$6,177,382

AMBS	$0.000	20,000,000	$-	Investment in Securities at Fair Value

Holista	$0.008	1,000	$8	Investment in Securities at Fair Value

Value Exchange (Related Party)	$0.035	21,179,275	$749,746	Investment in Securities at Fair Value – Related Party

Sharing Services (Related Party)	$1.000	89,732	$89,732	Investment in Securities at Fair Value – Related Party

New Electric CV (Related Party)	$0.000	354,039,000	$-	Investment in Securities at Fair Value – Related Party

Impact BioMedical (Related Party)	$1.45	4,568,165	$6,623,838	Investment in Securities at Fair Value – Related Party

Trading Stocks			$2,061,230	Investment in Securities at Fair Value

	Total Level 2 Equity Securities		$9,524,554

Nervotec	N/A	1,666	$589	Investment in Securities at Cost
UBeauty	N/A	3,600	$16,636	Investment in Securities at Cost
Ideal Food and Beverages	N/A	19,000	$-	Investment in Securities at Cost
HapiTravel Holding	N/A	19,000	$140	Investment in Securities at Cost
	Total Equity Securities		$15,719,398

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Changes in the observable input values would likely cause material changes in the fair value of the Company’s Level 3 financial instruments. A significant increase (decrease) in this likelihood would result in a higher (lower) fair value measurement.

The table below provides a summary of the changes in fair value which are recorded as other comprehensive income (loss), including net transfers in and/or out of all financial assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the three months ended March 31, 2025 and 2024:

Total
Balance at January 1, 2025	$973
Total Gains	-
Balance at March 31, 2025	$973

Total
Balance at January 1, 2024	$77,737
Impairment	(77,307)
Total Gains	543
Balance at March 31, 2024	$973

Vector Com Convertible Bond

On February 26, 2021, the Company invested approximately $88,599 in the convertible note of Vector Com Co., Ltd (“Vector Com”), a private company in South Korea. The interest rate is 2% per annum. The conversion price is approximately $21.26 per common share of Vector Com. The Company wrote off this loan at March 31, 2024

Warrants

NECV

On July 17, 2020, the Company purchased 122,039,000 shares, approximately 9.99% ownership, and 1,220,390,000 warrants with an exercise price of $0.0001 per share, from NECV, for an aggregated purchase price of $122,039. During 2021, the Company exercised 232,000,000 of the warrants to purchase 232,000,000 shares of NECV for the total consideration of $232,000, leaving the balance of outstanding warrants of 988,390,000 at December 31, 2022. The Company did not exercise any warrants during three months ended March 31, 2025 and the year ended December 31, 2024. We value NECV warrants under level 3 category through a Black Scholes option pricing model and the fair value of the warrants from NECV was $973 as of March 31, 2025 and December 31, 2024.

The fair value of the NECV warrants under level 3 category as of March 31, 2025 and December 31, 2024 was calculated using a Black-Scholes valuation model valued with the following weighted average assumptions:

	March 31, 2025	December 31, 2024

Stock Price	$0.0001	$0.0001
Exercise price	$0.001	$0.001
Risk free interest rate	4.62%	4.62%
Annualized volatility	869.4%	869.4%
Dividend Yield	$0.00	$0.00
Year to maturity	5.31	5.56

VEII

On September 6, 2023, the Company received warrants to purchase shares of VEII, a related party listed company. For further details on this transaction, refer to Note 7 - Related Party Transactions, Note Receivable from a Related Party Company. As of March 31, 2025 and December 31, 2024, the fair value of the warrants was $477,419 and $1,299,973, respectively. The Company did not exercise any warrants during the three months March 31, 2025 and the year ended December 31, 2024.

The fair value of the VEII warrants under level 2 category as of March 31, 2025, and December 31, 2024 was calculated using a Black-Scholes valuation model valued with the following weighted average assumptions:

	March 31, 2025	December 31, 2024

Stock price	$0.0173	$0.0357
Exercise price	$0.1770	$0.1770
Risk free interest rate	7.50%	7.50%
Annualized volatility	176.83%	458.92%
Dividend Yield	$0.00	$0.00
Year to maturity	3.43	3.68

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SHRG

On March 20, 2024, HWH International Inc., entered into a securities purchase agreement with SHRG, pursuant to which HWH purchased from SHRG a (i) Convertible Promissory Note in the amount of $250,000, convertible into 148,810 shares of SHRG’s common stock at the option of HWH, and (ii) certain warrants exercisable into 148,810 shares of SHRG’s common stock at an exercise price of $1.68 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000. At the time of this filing, HWH has not converted any of the debt contemplated by the Convertible Note nor exercised any of the warrants. As of March 31, 2025 and December 31, 2024, the fair value of the warrants was $13,994 and $13,272, respectively.

The fair value of the 148,810 SHRG warrants under level 2 category as of March 31, 2025 and December 31, 2024, was calculated using binomial option pricing model valued with the following weighted average assumptions:

	March 31, 2025	December 31, 2024

Stock price	$1.3808	$1.0000
Exercise price	$1.6800	$1.6800
Risk free interest rate	3.91%	4.34%
Annualized volatility	231.24%	204.14%
Dividend Yield	$0.00	$0.00
Year to maturity	3.96	4.21

On March 31, 2025, HWH entered into a securities purchase agreement with the SHRG, pursuant to which SHRG issued a convertible promissory note to HWH in the amount of $150,000. This SHRG Convertible Note is convertible into SHRG’s common stock at $0.80 per share at HWH’s option until maturity three (3) years from the date of the securities purchase agreement. In addition, SHRG granted HWH warrants exercisable into 937,500 shares of SHRG’s common stock. The warrants may be exercised for three (3) years from the date of the securities purchase agreement at an exercise price of $0.85 per share. At the time of this filing, HWH has not converted any of the debt contemplated by the Convertible Note nor exercised any of the warrants. As of March 31, 2025, the fair value of the warrants was $87,131.

The fair value of the 937,500 SHRG warrants under level 2 category as of March 31, 2025, was calculated using binomial option pricing model valued with the following weighted average assumptions:

March 31, 2025

Stock price	$1.3808
Exercise price	$0.8500
Risk free interest rate	3.87%
Annualized volatility	231.24%
Dividend Yield	$0.00
Year to maturity	3.00

Convertible Loan Receivables

The Company has elected to recognize the convertible loan receivables at fair value and therefore there was no further evaluation of embedded features for bifurcation. The Company engaged third party valuation firm to perform the valuation of convertible loans. The fair value of the convertible loans is calculated using the binomial tree model based on probability of remaining as straight debt using discounted cash flow.

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12. COMMITMENTS AND CONTINGENCIES

Leases

The Company leases offices in Maryland, Singapore, Hong Kong, South Korea and China through leased spaces aggregating approximately 25,000 square feet, under leases expiring on various dates from July 2025 to April 2029. The leases have rental rates ranging from $1,321 to $23,020 per month. Our total rent expense under these office leases was $235,500 and $292,719 in the three months ended March 31, 2025 and 2024, respectively. The total cash paid for rent under these office leases was $222,773 and $272,844 in the three months ended March 31, 2025 and 2024, respectively. The following table outlines the details of lease terms:

Office Location	Lease Term as of March 31, 2025
Singapore - AI	June 2023 to May 2026
Singapore – F&B	October 2024 to September 2027
Singapore – Hapi Cafe	July 2024 to June 2026
South Korea – Hapi Cafe	August 2022 to August 2025
South Korea – HWH World	August 2022 to July 2025
Bethesda, Maryland, USA	April 2024 to March 2027
China - Office	March 2023 – March 2027
China - Shop	June 2024 to April 2029
Taiwan - Cafe	May 2024 to October 2027
Taiwan - Office	August 2024 to August 2026
Hong Kong - Office	February 2025 to January 2028

The Company adopted ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”) to recognize a right-of-use asset and a lease liability for all the leases with terms greater than twelve months. We elected the practical expedient to not recognize operating lease right-of-use assets and operating lease liabilities for lease agreements with terms less than 12 months. Operating lease right-of-use assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As our leases do not provide a readily determinable implicit rates, we estimate our incremental borrowing rates to discount the lease payments based on information available at lease commencement. Our incremental borrowings rates are at a range from 0.35% to 7.2% in 2025 and 2024, which were used as the discount rates. The Company’s weighted-average remaining lease term relating to its operating leases are 2.10 years, with a weighted-average discount rate of the 3.65%. The balances of operating lease right-of-use assets and operating lease liabilities as of March 31, 2025 were $1,390,041 and $1,457,054, respectively. The balance of operating lease right-of-use assets and operating lease liabilities as of December 31, 2024 were $1,468,913 and $1,525,169, respectively.

The table below summarizes future payments due under these leases as of March 31, 2025.

For the Twelve Months Ending March 31:

2026	817,185
2027	523,700
2028	197,013
2029	31,369
2030	2,625
Total Minimum Lease Payments	$1,571,892
Less: Effect of Discounting	(114,838)
Present Value of Future Minimum Lease Payments	1,457,054
Less: Current Obligations under Leases	(707,274)
Long-term Lease Obligations	$749,780

Security Deposits

Our rental-home lease agreements require tenants to provide a one-month security deposits. The property management company collects all security deposits and maintains them in a trust account. The Company also has obligation to refund these deposits to the renters at the time of lease termination. As of March 31, 2025 and December 31, 2024, the security deposits held in the trust account were $295,723 and $ 303,518, respectively.

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13. SUBSEQUENT EVENTS

Credit Facility Agreement with HWH

On April 14, 2025, the Company entered into an amendment (the “Amendment”) to the Credit Facility Agreement with HWH International Inc. dated April 24, 2024, pursuant to which the Company provided HWH a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000. Under the terms of the Amendment, the date upon which each advance made under the Credit Facility and all accrued but unpaid interest shall be due and payable was extended from April 24, 2025 to April 14, 2026. Further, pursuant to the Amendment, HWH released Alset International Limited from its obligations under its Letter of Continuing Financial Support to HWH dated March 28, 2025. The terms of the Company’s Letter of Continuing Financial Support to HWH were not altered by the Amendment.

Stock Compensation

On April 15, 2025, the Board of Directors (the “Board”) of the Company awarded Chairman and Chief Executive Officer Chan Heng Fai 1,000,000 restricted shares of the Company’s common stock (the “Shares”). The Shares were granted to Mr. Chan as compensation for services rendered to the Company pursuant to the Company’s 2025 Incentive Compensation Plan, as adopted on March 17, 2025. Under the terms and conditions of the award, the Shares may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of until April 15, 2026. The Shares are not part of Mr. Chan’s regular annual compensation and will not be awarded on a regularly recurring basis. As of the date of the issuance of the Shares, the fair value thereof was $840,000.

Loan to SHRG

On April 17, 2025, HWH International Inc. (“HWH”) entered into a Loan Agreement (the “Loan Agreement”) with Sharing Services Global Corp., an affiliate of the Company (“SHRG”), under which HWH provided a loan to SHRG in the amount of $250,000. The maturity date of the Loan Agreement is April 17, 2026. The Loan Agreement bears an 8% interest rate. Additionally, upon execution SHRG incurred a commitment fee representing 5% of the loan principal, $12,500.

Sale of IBO Shares

Between April 1, 2025 and April 4, 2025, the Company and its subsidiaries Alset International Limited and Global Biomedical Pte. Ltd. collectively sold the Company’s entire equity interest in Impact Biomedical Inc. (NYSE: IBO) (“Impact”) consisting of 4,268,165 shares of Impact’s common stock. The disposition of the Impact stock was made through several sales on the market through a broker. Chan Heng Fai, our Chairman and Chief Executive Officer, is a director of Impact.

Planned Acquisition of New Energy Asia Pacific Inc.

On December 13, 2023, the Company entered into a term sheet with Chan Heng Fai (the “Seller”), the Chairman of the Board of Directors, Chief Executive Officer and largest stockholder of the Company. The Company had agreed to purchase from the Seller all of the issued and outstanding shares of New Energy Asia Pacific Inc. (“NEAPI”), a corporation incorporated in the State of Nevada, for the consideration of $103,750,000, to be paid in the form of a convertible promissory note to be issued to the Seller. NEAPI owns 41.5% of the issued and outstanding shares of New Energy Asia Pacific Limited (“New Energy”), a Hong Kong corporation.

The parties mutually agreed to revise this agreement, and on May 8, 2025, the Company and the Seller entered into an Amended Term Sheet (the “Amended Term Sheet”). Under the terms of the Amended Term Sheet, the Company agreed to purchase from the Seller all of the outstanding shares of NEAPI through a stock purchase agreement for a purchase price of $83,000,000 in the form of a promissory note convertible into newly issued shares of the Company’s common stock (the “Convertible Note”). The Convertible Note shall have an interest rate of 1% per annum. Under the terms of the Convertible Note, the Seller may convert any outstanding principal and interest into shares of the Company’s common stock at $3.00 per share upon ten (10) days’ notice prior to maturity of the Convertible Note five (5) years from the date of the Term Sheet, and upon maturity of the Convertible Note any outstanding principal and accrued interest accrued thereunder will automatically be converted into shares of the Company’s common stock at the conversion rate.

On May 22, 2025, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Seller reflecting the terms of the Amended Term Sheet. On May 23, 2025, Chan Heng Fai, the holder of a majority of the issued and outstanding shares of common stock of the Company, approved by written consent the acquisition of NEAPI contemplated by the Stock Purchase Agreement and the issuance of the Convertible Note.

Notice from NASDAQ

On May 13, 2025, the Company received a letter from The Nasdaq Stock Market LLC indicating that the Company’s common stock had closed below the minimum $1.00 per share bid price requirement for 30 consecutive business days, and that the Company is therefore not in compliance with Nasdaq Listing Rule 5550(a)(2). The notification has no immediate effect on the listing of the Company’s common stock, and the Company has 180 calendar days to regain compliance with the minimum bid price requirement.

Stock Repurchase Program

On June 23, 2025, the Company’s Board of Directors approved a new stock repurchase program authorizing the repurchase of up to $1,000,000 of its common stock. Repurchases may be made under the plan until the $1,000,000 made available is spent or until December 31, 2025.

The Company has authorized its broker to implement this repurchase program and agreed that such broker will have complete discretion and control over the repurchase decisions within certain agreed pricing and size parameters, however, the repurchase program may be suspended or discontinued at any time. The Company’s proposed repurchases may be made from time to time on the open market and in accordance with applicable rules and regulations. The timing and actual number of shares repurchased will depend on a variety of factors, including price, business and market conditions.

F-36

Annex G

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the inclusion in this Schedule 14C of our report dated March 31, 2025, except for Note 16, as to which the date is June 25, 2025, relating to the consolidated financial statements of Alset Inc. and Subsidiaries, as of and for the years ended December 31, 2024 and 2023. We also consent to the reference to our Firm under the heading “Experts” in this Schedule 14C.

GRASSI & CO., CPAs, P.C.

Jericho, New York

June 25, 2025

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